              As filed with the Securities and Exchange Commission
                                on June 30, 1997
                                   -------------
                      Registration No. 33-54126; 811-7332

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [_]

                        Post -Effective Amendment No. 14         [X]
                                                     ----

                                      AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]


                            Amendment No. 18                     [X]
                                         ----

                        (Check appropriate box or boxes)

                             MASTERWORKS FUNDS INC.
                          (formerly, Stagecoach Inc.)

               (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                          Little Rock, Arkansas  72201
          (Address of Principal Executive Offices, including Zip Code)

      Registrant's Telephone Number, including Area code:  (800) 643-9691

                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)

                                With a copy to:
                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Avenue, N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to Rule 485(b), or

[_] on _________, pursuant to Rule 485(b)

[_] 60 days after filing pursuant to Rule 485(a)(1), or

[_] on _________, pursuant to Rule 485(a)(1)

[_] 75 days after filing pursuant to Rule 485(a)(2), or

[_] on _________, pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[_] this post effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares of its Common Stock, $.001 par value, under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act 1940, as amended. The Registrant filed the notice required by Rule 24f-2 for its most recent fiscal year ended February 28, 1997 on April 28, 1997.

This Post-Effective Amendment to the Registrant's Registration Statement has been executed by Master Investment Portfolio and Managed Series Investment Trust (registered investment companies with separate series in which certain of the Registrant's series invest substantially all of their assets) and their trustees and principal officer.

                                EXPLANATORY NOTE
                                ----------------

       This Post-Effective Amendment No. 14 to the Registration Statement of MasterWorks Funds Inc. (the "Company") is being filed to add to the Company's Registration Statement the audited financial statements and certain related financial information for the Company's Asset Allocation, Bond Index, S&P 500 Stock, U.S. Treasury Allocation, Growth Stock, Short-Intermediate Term, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath 2040 Funds and corresponding Master Portfolios, and for the Company's Money Market Fund for the fiscal year ended February 28, 1997, and to make certain other non-material changes to the Registration Statement.

                             Cross Reference Sheet
                             ---------------------

                               MONEY MARKET FUND
                               -----------------


Form N-1A Item Number
---------------------

Part A       Prospectus Captions
------       -------------------

 1          Cover Page
 2          Prospectus Summary;  Summary of Fund Expenses
 3          Financial Highlights
 4          The Fund
            Management of the Fund
            General Information
            Appendix - Additional Investment Policies
 5          Prospectus Summary
            Management of the Fund
 6          Management of the Fund
            Dividends and Distributions
            Taxes
            General Information
 7          How to Buy Shares
            Exchange Privilege
            Share Value
 8          How to Redeem Shares
 9          Not Applicable

Part B      Statement of Additional Information Captions
------      --------------------------------------------

10          Cover Page
11          Table of Contents
12          General Information
            Other
13          Investment Restrictions
            Additional Permitted Investment Activities
            Appendix
14          Management
15          Management
16          Management
            Independent Auditors
            Counsel
17          Portfolio Transactions
18          Capital Stock
19          Determination of Net Asset Value
            Purchase and Redemption of Shares
20          Taxes
21          Management
22          Performance Information
23          Financial Information

Part C      General Information
------      -------------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

Prospectus
June 30, 1997                   MONEY MARKET Fund




Money Market



                                      Advised by Barclays Global Fund Advisors
                                      Sponsored and distributed by Stephens Inc.
                                      Member NYSE/SIPC
                                      MASTERWORKS Funds

  MasterWorks Funds Inc. (the "Company") is an open-end, management investment company. This Prospectus contains information about one of the Company's funds -- the MONEY MARKET FUND (the "Fund"). The Fund seeks to provide invest-ors with a high level of income, while preserving capital and liquidity, by investing in high quality, short-term securities.

  Please read this Prospectus before investing and retain it for future refer-ence. It sets forth concisely the information about the Fund that an investor should know before investing. A Statement of Additional Information ("SAI") dated June 30, 1997 describing the Fund has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Pro-spectus. The SAI is available without charge by calling the Company at 1-800-776-0179 or by writing the Company at the address printed on the back of the Prospectus.

                             -------------------

  AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAP-PROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMIS-SION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             -------------------

  FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, BARCLAYS GLOBAL INVESTORS, N.A. OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN IN-VESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                            MASTERWORKS FUNDS INC.

                            MONEY MARKET FUND

HOW THE FUND WORKS

The Fund invests in short-term instruments issued by banks, corporations, and the U.S. Government and its agencies. These instruments include certificates of deposit and U.S. Treasury bills. The Fund's investments are expected to present minimal risks because of their relatively short maturities and the high credit quality (financial strength) of the issuers.

                             -------------------

  BARCLAYS GLOBAL FUND ADVISORS IS THE INVESTMENT ADVISER TO THE MONEY MARKET FUND AND TOGETHER WITH ITS AFFILIATES AND WELLS FARGO BANK, N.A. PROVIDES OTHER SERVICES TO THE FUND FOR WHICH IT IS COMPENSATED. STEPHENS INC. WHICH IS NOT AFFILIATED WITH BARCLAYS GLOBAL FUND ADVISORS, IS THE SPONSOR AND CO-ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR THE COMPANY.

                                  PROSPECTUS

                                 JUNE 30, 1997

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------
Prospectus Summary.....................................................     1
Summary of Fund Expenses...............................................     4
Explanation of the Tables..............................................     4
Financial Highlights...................................................     5
The Fund...............................................................     6
Management of the Fund.................................................     8
How to Buy Shares......................................................    10
How to Redeem Shares...................................................    14
Exchange Privilege.....................................................    17
Share Value............................................................    18
Dividends and Distributions............................................    18
Taxes..................................................................    19
General Information....................................................    20
                                                                        APPENDIX
                                                                        --------
Additional Investment Policies.........................................   A-1

                              PROSPECTUS SUMMARY

  The following summary provides investors with basic information about the Fund. For more information, please refer specifically to the identified Pro-spectus sections and generally to the Prospectus and SAI.

Q.WHO CAN INVEST IN THE FUND?

A. Shares of the Fund are offered primarily to a select group of investors. These include:

  . Participants in employee benefit plans ("Benefit Plans"), including re-tirement plans, who have appointed one of the Company's Selling Agents as plan trustee, plan administrator or other agent, or whose plan trust-ee, plan administrator or other agent has an arrangement with a Selling Agent that permits investments in Fund shares, and individuals who in-vest pursuant to an agreement between a Benefit Plan and a Selling Agent.

  . Investors using proceeds that are being rolled over directly from a qualified Benefit Plan to an Individual Retirement Account ("IRA") pur-suant to arrangements between the sponsor or other agent of the quali-fied Benefit Plan and a Selling Agent, or who have established a tax-de-ferred retirement plan with a Selling Agent.

  . Investors who have an account arrangement with one of the Company's
    Selling Agents that permits investments in Fund shares.

  . Investors who have made arrangements with Barclays Global Investors, N.A. ("BGI") and invest at least $1 million in the Fund.

  See "How to Buy Shares."

Q.WHAT ARE SOME OF THE KEY FEATURES OF THE FUND?

A. The Fund seeks to provide investors with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term securities. These securities include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enter-prises), high-quality debt obligations, such as corporate debt, certain obligations of U.S. banks and certain repurchase agreements. The Fund seeks to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved.

  See "The Fund -- Investment Objective and Policies" and "Appendix -- Addi-tional Investment Policies."

Q.  WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE
    FUND?

A. An investment in the Fund is not a bank deposit or obligation of Barclays Global Fund Advisors ("BGFA") or BGI and is not insured by the Federal De-posit Insurance Corporation ("FDIC"). An investment in the Fund is not in-sured or guaranteed against loss of principal. Therefore, investors should be willing to accept some risk with the money invested in the Fund. Al-though the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. As with all mutual funds, there can be no assurance that the Fund will achieve its in-vestment objective.

  See "The Fund -- Risk Considerations" and "Appendix -- Additional Invest-ment Policies."

Q.HOW DO I INVEST IN THE FUND?

A. Shares of the Fund can be purchased by establishing an account arrangement with a designated Selling Agent. Shares may be purchased at net asset value on any day the Fund is open for business (a "Business Day"). The Fund is open for business Monday through Friday and is closed on New York Stock Exchange ("NYSE") and federal bank holidays.

  To invest in the Fund, contact a Selling Agent to receive information and an Account Application. An Account Application must be completed and signed to open an account.

  See "How to Buy Shares."

Q.WHO MANAGES MY INVESTMENTS?

A. The Fund is managed by BGFA. Wells Fargo Bank, N.A. ("Wells Fargo Bank") serves as sub-adviser to the Fund and provides investment advice to BGFA. As of April 30, 1997, BGFA and its affiliates provided investment advisory services for approximately $429 billion of assets.

  See "Management of the Fund."

Q.WHAT ARE THE FEES FOR INVESTING?

A. Unlike certain other mutual funds which charge sales loads or other trans-action fees, the Fund does not impose shareholder transaction fees on the purchase, redemption or exchange of its shares. Selling Agents, in accordance with the terms of their customer account arrange-ments, may charge additional fees for maintaining customer accounts.

  See "Management of the Fund."

Q.HOW ARE THE FUND'S INVESTMENTS VALUED?

A. The price per share or "net asset value" of the Fund is based on the value of the Fund's total assets (net of liabilities) divided by the number of Fund shares outstanding. The Fund's investments are valued on the basis of the amortized cost method, which assumes receipt of a steady rate of pay-ment until maturity rather than actual changes in market value.

  See "Share Value."

Q.DOES THE FUND PAY DIVIDENDS?

A. Dividends from net investment income are declared daily, paid monthly and automatically reinvested in additional Fund shares at net asset value un-less payment in cash is requested and your arrangement with a Selling Agent permits the processing of cash payments. Each reinvestment increases the total number of shares held by the shareholder. Any capital gains are distributed at least annually.

  See "Dividends and Distributions."

Q.ARE EXCHANGES TO OTHER FUNDS PERMITTED?

A. Yes. The exchange privilege enables an investor to exchange Fund shares for shares of another fund offered by the Company, provided such shares are offered for sale in the investor's state of residence.

  See "Exchange Privilege."

Q.HOW DO I REDEEM SHARES?

A. Shares of the Fund may be redeemed at net asset value without the imposi-tion of a sales charge or redemption fee on any Business Day. For more in-formation, contact your Selling Agent.

  See "How to Redeem Shares."

                           SUMMARY OF FUND EXPENSES

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average daily net assets)
Management Fees........................................................... 0.35%
Co-Administration Fees.................................................... 0.10%
                                                                           ----
TOTAL FUND OPERATING EXPENSES............................................. 0.45%

EXAMPLE OF EXPENSES

  An investor would pay the following expenses on a $1,000 investment, assum-ing (1) a 5% annual return and (2) redemption at the end of each time period:

        1 YEAR               3 YEARS                         5 YEARS                         10 YEARS
        ------               -------                         -------                         --------
          $5                   $14                             $25                             $57

                           EXPLANATION OF THE TABLES

  The purpose of the foregoing tables is to assist an investor in understand-ing the various fees and expenses that an investor in the Fund will pay di-rectly or indirectly. The tables do not reflect any charges that may be im-posed by Selling Agents directly on customer accounts in connection with an investment in the Fund. The following provides a general explanation of the information provided in the tables.

  ANNUAL FUND OPERATING EXPENSES reflect the level of ongoing fees expected to be in effect during the current fiscal year. "Management Fees" reflect the amounts paid for such services during the most recently completed fiscal year. "Co-Administration Fees" reflect the contractual level of such fees currently payable by the Fund. BGFA, BGI and Stephens each may elect, in its sole dis-cretion, to waive or reimburse all or a portion of its respective fees charged to, or expenses paid by, the Fund. Any waivers or reimbursements would reduce the Fund's total expenses. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Fund, see "Manage-ment of the Fund."

  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associ-ated with a $1,000 investment in the Fund over stated periods, based on the expenses in the table above and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or ex-pected Fund performance. In addition, the Example of Expenses should not be considered a representation of past or future expenses; actual expenses and returns may be greater or less than those shown above.

                             FINANCIAL HIGHLIGHTS

                      (FOR A SHARE OUTSTANDING AS SHOWN)

  The following information has been derived from the Financial Highlights in-cluded in the Fund's financial statements for the fiscal year ended February 28, 1997. The financial statements are incorporated by reference into the Fund's SAI and have been audited by KPMG Peat Marwick LLP, independent audi-tors, whose report thereon dated April 11, 1997, also is incorporated by ref-erence into the SAI. This information should be read in conjunction with the financial statements and the notes thereto. The SAI has been incorporated by reference into this Prospectus.

                              YEAR ENDED   YEAR ENDED   YEAR ENDED  PERIOD ENDED
                             FEBRUARY 28, FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,
                                 1997         1996         1995        1994*
                             ------------ ------------ ------------ ------------
Net Asset Value, beginning
 of period.................    $   1.00     $   1.00     $   1.00     $  1.00
Income from investment
 operations:
 Net investment income.....        0.05         0.05         0.04        0.02
 Net realized and
  unrealized gain on
  investments..............        0.00         0.00         0.00        0.00
                               --------     --------     --------     -------
Total from investment
 operations................        0.05         0.05         0.04        0.02
Less distributions:
 From net investment
  income...................       (0.05)       (0.05)       (0.04)      (0.02)
 From net realized gains...        0.00         0.00         0.00        0.00
                               --------     --------     --------     -------
Total distributions........       (0.05)       (0.05)       (0.04)      (0.02)
                               --------     --------     --------     -------
Net Asset Value, end of
 period....................    $   1.00     $   1.00     $   1.00     $  1.00
                               ========     ========     ========     =======
Total return (not
 annualized)...............        5.10%        5.60%        4.40%       1.81%
Ratios/Supplemental data:
 Net assets, end of period
  (000)....................    $177,046     $156,852     $147,269     $81,649
 Number of shares
  outstanding, end of
  period (000).............     177,103      156,910      147,280      81,648
Ratios to average net
 assets (annualized):
 Ratio of expenses to
  average net assets(1)....        0.45%        0.45%        0.45%       0.49%
 Ratio of net investment
  income to average net
  assets(2)................        4.96%        5.44%        4.44%       2.77%
(1) Ratio of expenses to
    average net assets
    prior to waived fees
    and reimbursed
    expenses...............        0.48%        0.49%        0.57%       0.50%
(2) Ratio of net investment
    income to average net
    assets prior to waived
    fees and reimbursed
    expenses...............        4.93%        5.40%        4.32%       2.76%

-----------
*  The Fund commenced operations on July 2, 1993.

                                   THE FUND

INVESTMENT OBJECTIVE AND POLICIES

  The Fund seeks to provide investors with a high level of income, while pre-serving capital and liquidity, by investing in high-quality, short-term secu-rities. The Fund, which is a diversified portfolio, invests its assets only in U.S. dollar-denominated, high-quality money market instruments, and may engage in certain other investment activities as described in this Prospectus. Per-mitted investments include U.S. Government short-term obligations, obligations of domestic and foreign banks, commercial paper, corporate notes and repur-chase agreements. A more complete description of these investments and invest-ment activities is contained in "Appendix -- Additional Investment Policies."

RISK CONSIDERATIONS

  Investments in the Fund are not bank deposits and are not insured or guaran-teed against loss of principal. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. As with all mutual funds there is no assurance the Fund will achieve its investment objective. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund must comply with certain investment crite-ria designed to provide liquidity, reduce risk and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund seeks to reduce risk by investing its assets in securities of various issuers. As such, the Fund is considered to be diversified for purposes of the 1940 Act.

  Since its inception, the Fund has emphasized safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser, BGFA, have always prohibited the purchase by the Fund of many types of floating-rate instruments commonly referred to as derivatives that are considered to be potentially volatile.

  The following types of derivative securities ARE NOT permitted investments for the Fund:

  . capped floaters (on which interest is not paid when market rates move above a certain level);

  . leveraged floaters (whose interest rate reset provisions are based on a formula that magnifies changes in interest rates);

  . range floaters (which do not pay any interest if market interest rates move outside of a specified range);

  . dual index floaters (whose interest rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

  . inverse floaters (which reset in the opposite direction of their index).

  Additionally, the Fund may not invest in securities whose interest rate re-set provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently, and that resets based on changes in standard money market rate indices such as U.S. Government Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney index floaters.

PERFORMANCE

  The Fund's performance may be advertised in terms of current yield or effec-tive yield. These performance figures are based on historical results and are not intended to indicate future performance. The Fund's current yield refers to the income generated by an investment in the Fund over a seven- or thirty-day period, expressed as an annual percentage rate. The effective yield is calculated similarly, but assumes that the income earned from an investment is reinvested at net asset value. The Fund's effective yield is slightly higher than the current yield because of the compounding effect of the assumed rein-vestment of income earned.

  Performance may vary from time to time, and past results are not necessarily representative of future results. Investors should remember that performance is a function of the type and quality of securities held by the Fund and is affected by operating expenses. Performance information, such as that de-scribed above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating perfor-mance.

  Additional information about the performance of the Fund is contained in the Annual Report for the Fund. The Annual Report may be obtained by calling the Company at 1-800-776-0179.

                            MANAGEMENT OF THE FUND

  BOARD OF DIRECTORS -- The business and affairs of the Company are managed under the direction of its Board of Directors and in conformity with Maryland law. Additional information regarding the Officers and Directors of the Com-pany is included in the SAI under "Management."

  INVESTMENT ADVISER -- BGFA serves as investment adviser to the Fund. BGFA provides investment guidance and policy direction in connection with the man-agement of the Fund's assets. BGFA is an indirect subsidiary of Barclays Bank PLC and is located at 45 Fremont Street, San Francisco, California 94105. As of April 30, 1997, BGFA and its affiliates provided investment advisory serv-ices for approximately $429 billion of assets.

  The Company has agreed to pay BGFA a monthly fee at the annual rate of 0.35% of the Fund's average daily net assets as compensation for its advisory serv-ices. Wells Fargo Bank serves as sub-adviser to the Fund and, subject to the supervision and approval of BGFA, furnishes investment guidance and policy di-rection in connection with the daily portfolio management of the Fund. Wells Fargo Bank is entitled to receive from BGFA an amount equal to 0.05% of the average daily net assets of the Fund as compensation for its sub-advisory services. For the fiscal year ended February 28, 1997, BGFA paid Wells Fargo Bank the full amount of this fee.

  Morrison & Foerster LLP, counsel to the Company and special counsel to BGFA and Wells Fargo Bank, has advised the Company, BGFA, and Wells Fargo Bank that BGFA, Wells Fargo Bank, and their affiliates may perform the services contem-plated by the Investment Advisory Contract, the Sub-Investment Advisory Con-tract, and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or admin-istrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or adminis-trative decisions or interpretations, could prevent such entities from contin-uing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agree-ments would be proposed or entered into with another entity or entities quali-fied to perform such services.

  CO-ADMINISTRATORS -- Stephens Inc. ("Stephens") and BGI are the Fund's co-administrators. Stephens and BGI provide the Fund with administration servic-es, including general supervision of the Fund's non-investment operations, co-ordination of the other services provided to the Fund, compilation of informa-tion for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's di-rectors and offi- cers. Stephens also furnishes office space and certain fa-cilities to conduct the Fund's business, and compensates the Company's direc-tors, officers and employees who are affiliated with Stephens. In addition, except as outlined below under "Expenses," Stephens and BGI will be responsi-ble for paying all expenses incurred by the Fund other than the fees payable to BGFA. For these services, Stephens and BGI are entitled to a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. BGI has dele-gated certain of its duties as co-administrator to Investors Bank & Trust Com-pany ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services.

  Prior to October 21, 1996, Stephens was the Fund's sole administrator and received fees for its services as described in the SAI.

  DISTRIBUTOR -- Stephens is the distributor for the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Ad-ditionally, it has been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments. Stephens, as the Company's sponsor and the princi-pal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility for distributing Fund shares. The Distribution Agreement provides that Stephens shall act as agent for the Fund for the sale of its shares, and may enter into Selling Agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). Stephens does not receive a fee for providing distribution services to the Fund. BGI presently acts as a Selling Agent, but does not receive any fee from the Fund for such activities.

  CUSTODIAN -- IBT currently acts as the Fund's custodian. The principal busi-ness address of IBT is 200 Clarendon Street, Boston,

Massachusetts 02116. IBT is not entitled to receive compensation for its cus-todial services so long as it is entitled to receive compensation for provid-ing sub-administration services to the Fund. Prior to October 21, 1996, BGI acted as the Fund's custodian. The principal business address of BGI is 45 Fremont Street, San Francisco, California 94105. BGI did not receive compensa-tion for its custodial services.

  TRANSFER AND DIVIDEND DISBURSING AGENT -- Wells Fargo Bank is the Company's transfer and dividend disbursing agent. Wells Fargo Bank performs its transfer and dividend disbursing agency activities at 525 Market Street, San Francisco, California 94105.

  EXPENSES -- Except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and cer-tain other expenses which are borne by the Fund, Stephens and BGI have agreed to bear all costs of the Fund's and the Company's operations.

                               HOW TO BUY SHARES

WHO MAY INVEST

  The following types of investors are eligible to invest in Fund shares:

  . Participants in Benefit Plans ("Plan Participants"), including retire-ment plans, who have appointed one of the Company's Selling Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has an arrangement with a Selling Agent that permits investments in Fund shares, and Plan Participants who invest pursuant to an agreement between such a Benefit Plan and a Sell-ing Agent.

  . Investors using proceeds that are being rolled over directly from a qualified Benefit Plan to an Individual Retirement Account ("IRA") pur-suant to arrangements between the sponsor or other agent of the quali-fied Benefit Plan and a Selling Agent, or who have established a tax-de-ferred retirement plan with a Selling Agent.

  . Investors who have an account arrangement with one of the Company's
    Selling Agents that permits investments in Fund shares ("Qualified Buy-ers").

  . Investors who have made arrangements with BGI and invest at least $1 million in the Fund ("Direct Buyers").

  Eligible investors may purchase Fund shares in one of the several ways de-scribed below. For more information or additional forms, call 1-800-828-6894. The Company or Stephens may make this Prospectus available in an electronic format. Upon receipt of a request by an investor or the investor's representa-tive, the Company or Stephens will transmit or cause to be transmitted prompt-ly, without charge, a paper copy of the electronic Prospectus.

MINIMUM INVESTMENT AMOUNT

  In most cases, investors in Fund shares are not required to establish or maintain a minimum investment amount. However, Direct Buyers are required to make an initial investment in Fund shares of at least $1 million (although this requirement may be waived under certain conditions). All investments in Fund shares are subject to a determination by the Company that the investment instructions are complete. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the in-vestor responsible for any losses or fees incurred. The Company reserves the right in its sole discretion to suspend the availability of the Fund's shares and to reject any purchase requests. Certificates for Fund shares are not is-sued. Selling Agents may establish investment amount and account balance re-quirements different from those of the Funds and may charge fees in addition to those charged by the Fund.

GENERAL

  Shares of the Fund may be purchased on any Business Day at the net asset value per share next determined after an order in proper form is received by the Transfer Agent. Purchase orders that are received by the Transfer Agent before the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time) will be executed at the net asset value determined as of the close of regular trading on the NYSE on that Business Day. Orders received by the Transfer Agent after the close of regular trading on the NYSE are executed on the next Business Day. The investor's Selling Agent is responsible for the prompt transmission of the investor's purchase order to the Transfer Agent on the investor's behalf. Under certain circumstances, a Selling Agent may estab-lish an earlier deadline for receipt of orders, or an investor's order trans-mitted to a Selling Agent may not be received by the Transfer Agent on the same day.

  Federal regulations require that an investor provide a valid taxpayer iden-tification number ("TIN"), which is usually the investor's social security number or employee identification number, upon opening or reopening an ac-count.

BENEFIT PLANS

  Shares of the Fund are offered to Benefit Plans that have appointed one of the Fund's Selling Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing ar-rangement with a Selling Agent that permits investments in Fund shares. Bene-fit Plans include 401(k) plans and plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), health and welfare plans and executive deferred compensation plans. For additional information about Benefit Plans that may be eligible to invest in Fund shares, prospective investors should contact a Selling Agent.

  Fund investments by participants in 401(k) plans are typically made by pay-roll deductions arranged between participants and their employers. Partici-pants in the MasterWorks 401(k) program are included in this group. Partici-pants also may make direct contributions to their accounts in special circum-stances such as the transfer of a rollover amount from another 401(k) plan or from a rollover IRA. Investors should contact their employer's benefits de-partment for more information about contribution methods.

  Plan Participants who have established an account with a Selling Agent may purchase Fund shares in accordance with their account arrangements with such Selling Agent. The Selling Agent is responsible for the prompt transmission of purchase orders. Selling Agents may charge additional fees for maintaining customer accounts other than those charged by the Fund.

IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT PLANS

  An investor may be entitled to invest in shares of the Fund through a tax-deferred retirement plan. In addition to offering investments in Fund shares through IRA rollovers, a Selling Agent may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships. Contact a Selling Agent for materials describing plans available through it, and their benefits, provisions and fees.

  Application materials for opening an IRA rollover, Keogh retirement plan or other individual retirement plan can be obtained from a Selling Agent. Com-pleted retirement plan applications should be returned to the investor's Sell-ing Agent for approval and processing. If a retirement plan application is in-complete or improperly filled out, there may be a delay before the Fund ac-count is opened. Investors should consult their Selling Agent.

PURCHASES BY QUALIFIED BUYERS

  Qualified Buyers may open a Fund account and make additional purchases through a Selling Agent with whom they have an account arrangement. Selling Agents may transmit purchase orders to the Transfer Agent on behalf of invest-ors, including purchase orders for which payment is to be made by wire or by transfer from an Approved Bank designated in an investor's Account Application ("Approved Bank Account").

PURCHASES BY DIRECT BUYERS

  Direct Buyers may open a Fund account by completing an Account Application. Direct Buyers may purchase Fund shares by contacting the Transfer Agent, by instructing the Transfer Agent to debit an Approved Bank Account or by wire.

  Direct Buyers may purchase Fund shares by wire by instructing the wiring bank to transmit the specified amount in federal funds to:

  Wells Fargo Bank, N.A. San Francisco, California
  Bank Routing Number: 121000248
  Wire Purchase Account Number: 4068-000587
  Attention: MasterWorks Funds (Money Market Fund)
  Account Name(s): (name(s) in which to be registered)
  Account Number: (if investing into an existing account)

IN-KIND PURCHASES

  Payment for shares of the Fund may, at the discretion of BGFA as investment adviser, be made in the form of securities that are permissible investments for such Fund. Shares purchased in exchange for securities can not be redeemed until the exchange transaction has settled. For further information, see "Pur-chase and Redemption of Shares" in the SAI.

                             HOW TO REDEEM SHARES

GENERAL

  Investors may redeem all or a portion of their Fund shares on any Business Day without any charge by the Company. The redemption price of the shares is the next determined net asset value of the Fund calculated after the Company has received a redemption request in proper form. Although the Fund seeks to maintain a $1.00 net asset value per share, redemption proceeds may be more or less than that amount.

  The Company generally remits redemption proceeds from the Fund within seven days after a redemption order is received in proper form, absent extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal of securities owned by the Fund is not reasonably practicable or (b) it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of Fund shareholders. In addition, the Company may defer payment of a shareholder's redemption until reasonably satisfied that such shareholder's investments made by check have been collected (which can take up to ten days from the purchase date). Payment of redemption proceeds may be made in portfo-lio securities.

  Redemption orders that are received by the Transfer Agent before the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time), will be executed at the net asset value determined as of the close of regular trading on the NYSE on that Business Day. Redemption orders that are received by the Transfer Agent after the close of regular trading on the NYSE will be executed on the next Business Day. The investor's Selling Agent is responsible for the prompt transmission of redemption orders to the Transfer Agent on the invest-or's behalf. Under certain circumstances, a Selling Agent may establish an earlier deadline for receipt of orders, or an investor's order transmitted to a Selling Agent may not be received by the Transfer Agent on the same day.

  Unless the investor has made other arrangements with an appropriate Selling Agent, and the Transfer Agent has been informed of such arrangements, proceeds of a redemption order made by the investor through the investor's Selling Agent are credited to the investor's Approved Bank Account. If no such account is designated, a check for the proceeds is mailed to the investor's address of record or, if such address is no longer valid, the proceeds are credited to the investor's account with the investor's Selling Agent.

REDEMPTIONS BY BENEFIT PLANS, IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT
PLANS

  Investors in these types of plans are subject to restrictions on withdrawing their money under the Code. Each type of plan has established procedures for withdrawals, which are disclosed to investors at the time of purchase. Invest-ors may obtain more information by contacting their employer and/or their Selling Agent. The redemption procedures outlined in the remainder of this section do not apply to investors in Benefit Plans or retirement plans. In-vestors in these types of plans should contact their Selling Agent regarding redemption procedures applicable to them.

REDEMPTIONS BY QUALIFIED BUYERS

  Qualified Buyers should contact their Selling Agent regarding redemption procedures applicable to them. The redemption procedures outlined in the re-mainder of this section do not apply to Qualified Buyers.

REDEMPTIONS BY DIRECT BUYERS

 Redemptions by Mail

  1. Write a letter of instruction to the Transfer Agent. Indicate the dollar amount or number of Fund shares to be redeemed, the Fund account number and TIN (where applicable).

  2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign.

  Unless other instructions are given in proper form, a check for the redemp-tion proceeds is sent to the investor's address of record.

 Redemptions by Telephone

  Telephone redemption or exchange privileges are made available to Direct Buyers automatically upon opening an account (unless the shareholder specifi-cally declines the privileges). These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identifica-tion, to confirm that instructions are genuine and, if it does not follow such procedures, the Company and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

  During times of drastic economic or market conditions, investors may experi-ence difficulty in contacting the Transfer Agent by telephone to request a re-demption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures made available to such investors. Use of these other redemption procedures may result in the investor's redemption re-quest being processed at a later time than it would have been if telephone re-demption had been used. During the delay, the Fund's net asset value may fluc-tuate.

 Expedited Redemptions by Letter and Telephone

  A Direct Buyer may request an expedited redemption of Fund shares by letter, in which case the investor's receipt of redemption proceeds, but not the Fund's receipt of the investor's redemption request, would be expedited. Tele-phone redemption and exchange privileges are made available to a Direct Buyer automatically upon the opening of an account unless the investor declines such privileges. The investor also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both the investor's re-ceipt of redemption proceeds and the Fund's receipt of the investor's redemp-tion request would be expedited.

  Direct Buyers may request expedited redemption by telephone by calling the Transfer Agent at 1-800-828-6894.

  Direct Buyers may request expedited redemption by mailing an expedited re-demption request to the Transfer Agent.

  Upon request, proceeds of expedited redemptions are wired or credited to an Approved Bank Account. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of an individual and corporate in-vestor's expedited redemption are to be paid to someone else, to an address other than that of record, or to an account with an approved bank that the in-vestor has not predesignated in his or her Account Application, the expedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption. If the investor's expedited redemption request is received by the Transfer Agent on a Business Day, the investor's redemption proceeds are transmitted to the investor's Approved Bank Account on the next Business Day (assuming the investor's investment check has cleared as de-scribed above), absent extraordinary circumstances. Such extraordinary circum-stances could include those described above as potentially delaying redemp-tions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds.

                              EXCHANGE PRIVILEGE

  The exchange privilege enables an investor to exchange for shares of the Fund, shares of another fund offered by the Company in the investor's state of residence. Before undertaking an exchange into another fund, investors should obtain and read a copy of the current prospectus of the fund into which the exchange is being made. A prospectus may be obtained by calling MasterWorks Funds at 1-800-776-0179.

  Shares are exchanged at the next determined net asset value. No fees are currently charged to shareholders directly in connection with exchanges, al-though the Company reserves the right, upon not less than 60 days' written no-tice, to charge shareholders a nominal exchange fee in accordance with rules promulgated by the SEC. The Company reserves the right to limit the number of times shares may be exchanged and to reject in whole or in part any exchange request into a fund when management believes that such action would be in the best interests of such fund's other shareholders, such as when management be-lieves such action would be appropriate to protect a fund against disruptions in portfolio management resulting from frequent transactions by those seeking to time market fluctuations. Any such rejection is made by management on a prospective basis only, upon notice to the shareholder given not later than 10 days following such shareholder's most recent exchanges. The exchange privi-lege may be modified or terminated at any time upon 60 days' written notice to shareholders.

                                  SHARE VALUE

  Shares of the Fund are sold on a continuous basis at the applicable offering price (net asset value per share) next determined after an order in proper form is received by the Transfer Agent. Net asset value ("NAV") is determined each Business Day as of the close of regular trading on the NYSE (currently, 1:00 p.m. Pacific time). On any day the trading markets for both U.S. Govern-ment securities and money market instruments close early, the NAV calculation time and the dividend, purchase and redemption cut-off times for the Fund may be earlier than 1:00 p.m. (Pacific time).

  The NAV of a share of the Fund is calculated by dividing the value of total assets, less liabilities, by the number of outstanding shares. All expenses are accrued daily and taken into account for the purposes of calculating NAV. The Fund's portfolio investments are valued on the basis of amortized cost. This valuation method is based on the receipt of a steady rate of payment from the date of purchase until maturity rather than actual changes in market val-ue. The Company's Board of Directors believes that this valuation method accu-rately reflects fair value. As noted above, the Fund seeks to maintain a con-stant $1.00 NAV share price, although there can be no assurance that it will be able to do so. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the SAI.

                          DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to declare dividends daily and pay dividends monthly. An investor begins earning dividends on the day after the date such investor's purchase order for shares is effective and continues to earn dividends through the date the investor redeems such shares. Dividends for a Saturday, Sunday or Holiday are credited on the preceding Business Day. If an investor redeems shares before the dividend payment date, any dividends credited to such in-vestor's account are paid on the following dividend payment date. The Fund de-clares and distributes capital gains (if any) at least annually. Dividends and capital gain distributions are automatically reinvested in additional Fund shares at net asset value.

                                     TAXES

GENERAL

  Distributions from the Fund's net investment income and net short-term capi-tal gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net long-term capital gains are designated as capital gain distributions and tax-able to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. How-ever, distributions declared in October, November and December, and distrib-uted by the following January will be taxable as if they were paid by Decem-ber 31.

  Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Taxes --Disposition of Fund Shares" in the SAI.

  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAI. In certain circumstances, U.S. residents may also be subject to withhold-ing taxes. See "Taxes -- Backup Withholding" in the SAI.

BENEFIT PLAN INVESTORS

  As a general matter, benefit plans, their sponsors and their participants are not subject to federal income taxes at the time of receipt of net invest-ment income and capital gain distributions.

  However, such tax-exempt investors may be subject to tax on certain unre-lated taxable income which could arise, for example, when such investors ac-quire shares in the Fund through the use of leverage. Tax-exempt investors should consult their tax advisors regarding the Unrelated Business Taxable In-come Rules.

  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the im-portant federal tax considerations generally affecting the Fund and its share-holders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI.

                              GENERAL INFORMATION

DESCRIPTION OF THE COMPANY

  The Fund is a series of the Company. The Company was organized as a Maryland corporation on October 15, 1992, and currently offers twelve series of shares. The Company's principal office is located at 111 Center Street, Little Rock, Arkansas 72201.

  The Board of Directors of the Company supervises the Fund's activities and monitors the Fund's contractual arrangements with various service providers. Additional information about the Directors and Officers of the Company is in-cluded in the Fund's SAI under "Management." Although the Company is not re-quired to hold regular annual shareholder meetings, occasional annual or spe-cial meetings may be required for purposes such as electing and removing Di-rectors, approving advisory contracts, and changing the Fund's investment ob-jective or fundamental investment policies.

VOTING

  All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund, unless otherwise required by law (such as when a matter affects only one fund). Shareholders of the Fund are entitled to one vote for each share owned and fractional votes for fractional shares owned. Depending on the terms of a particular Benefit Plan and the matter being sub-mitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Directors of the Company will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. A more detailed descrip-tion of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, serves as independent auditors for the Company.

LEGAL COUNSEL

  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Company.

INFORMATION ON THE FUND

  The Company provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund including additional information on performance. Shareholders may obtain a copy of the Company's most recent annual report without charge by phoning 1-800-776-0179.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE COMPANY'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OF-FERING MAY NOT LAWFULLY BE MADE.

                APPENDIX -- ADDITIONAL INVESTMENT POLICIES

  The Fund may invest in the following types of money market instruments:

  U.S. GOVERNMENT OBLIGATIONS -- The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agen-cies or instrumentalities. Payment of principal and interest on U.S. Govern-ment obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality it-self (as with FNMA notes). In the latter case, the investor must look princi-pally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide finan-cial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Gov-ernment obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obliga-tions are subject to fluctuations in yield or value due to their structure or contract terms.

  BANK OBLIGATIONS -- The Fund may invest in bank obligations which include, but are not limited to, negotiable certificates of deposit ("CDs"), bankers' acceptances and fixed time deposits. The Fund also may invest in high-quality short-term obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

  Fixed time deposits are obligations of U.S. banks, foreign branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Generally fixed time deposits may be withdrawn on de-mand by the investor, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have an established market, there are no contractual restrictions on the Fund's right to transfer a bene-ficial interest in the deposit to a third party. It is the policy of the Fund not to invest in fixed time deposits subject to withdrawal penalties, other than overnight deposits, or in repurchase agreements with more than seven days to maturity or other illiquid securities, if more than 10% of the value of its net assets would be so invested.

  Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less market-able than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obliga-tions, that foreign deposits may be seized or nationalized, that foreign gov-ernmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examina-tion by any U.S. Government agency or instrumentality.

  COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS -- The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corpora-tions to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pur-suant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser and/or sub-adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

  The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser and/or sub-adviser to the Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

  REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that secu-rity from the Fund at a mutually-agreed upon time and price. The period of ma-turity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repur-chase agreement transactions with other funds advised by BGFA.

  LETTERS OF CREDIT -- Certain of the debt obligations, certificates of par-ticipation, commercial paper and other short-term obligations which the Fund and is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, as sub-adviser, be of investment quality com-parable to other permitted investments of the Fund.

  OTHER INVESTMENT COMPANIES -- The Fund may invest in shares of other open-end investment companies that invest exclusively in high-quality short-term securities subject. The Fund may also purchase shares of exchange listed closed-end funds.

  MUNICIPAL OBLIGATIONS -- The Fund may invest in municipal obligations. Mu-nicipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements, or of other reve-nues. The ability of an issuer to make payments on notes is therefore espe-cially dependent on such tax receipts, proceeds from bond sales or other reve-nues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal work-ing capital needs or as short-term financing in anticipation of longer-term debt.

  The Fund will invest in the following municipal obligations with remaining maturities not exceeding 13 months:

    (i) long-term municipal bonds rated at the date of purchase "Aa" or bet-ter by Moody's or "AA" or better by S&P;

    (ii) municipal notes rated at the date of purchase "MIG1" or "MIG2" (or "VMIG1" or "VMIG2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1+" "SP-1" or "SP-2" by S&P; and

    (iii) short-term municipal commercial paper rated at the date of pur-chase "P-1" by Moody's or "A-1+", or "A-1" or "A-2" by S&P.

  FLOATING- AND VARIABLE-RATE OBLIGATIONS -- The Fund may purchase debt in-struments with interest rates that are periodically adjusted at specified in-tervals or whenever a benchmark rate or index changes. The floating- and vari-able-rate instruments that the Fund may purchase include certificates of par-ticipation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Float-ing- and variable-rate instruments are subject to interest-rate risk and credit risk.

  ILLIQUID SECURITIES -- The Fund may invest in securities not registered un-der the 1933 Act and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or diffi-culty in selling securities may result in a loss or be costly to the Fund.

INVESTMENT POLICIES

  The Fund's investment objective, as set forth in the first paragraph of "The Fund -- Investment Objective and Policies" section, is fundamental; that is, it may not be changed without approval by the vote of the holders of a major-ity of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without such shareholder approval. If the Company's Board of Directors determines, however, that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Company's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus.

  As matters of fundamental policy, the Fund may: (i) borrow from banks up to 10% of the current value of its net assets only for temporary purposes in or-der to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); (ii) make loans of port-folio securities or other assets, however, as a matter of current operating policy, the Fund does not loan its portfolio securities and loans for purposes of this restriction will not include the purchase of fixed-time deposits, re-purchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; and (iii) not invest 25% or more of its total assets (i.e., concentrate) in any particular industry, excluding U.S. Government obligations and obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of foreign branches of U.S. banks and obligations of U.S. branches of foreign banks).

  As a matter of non-fundamental policy, the Fund may: (i) not purchase secu-rities of any issuer (except U.S. Government obligations, for certain tempo-rary purposes and for certain guarantees and unconditional puts) if as a re-sult more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the out-standing voting securities of such issuer; and (ii) invest up to 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. With respect to paragraph (i), it may be possible that the Company would own more than 10% of the outstanding voting securities of an issuer. Disposing of illiquid or restricted securities may involve additional costs and require additional time.

                              INVESTMENT RATINGS

STANDARD & POOR'S RATING

  BOND RATINGS -- Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

  COMMERCIAL PAPER AND LOAN PARTICIPATION RATINGS -- Commercial paper and loan participations with the greatest capacity for timely payment are rated "A" by S&P. Issues within this category are further defined with designations "1," "2" and "3" to indicate the relative degree of safety; "A-1," the highest of the three, indicates the degree of safety is very high.

MOODY'S INVESTORS SERVICE RATINGS

  BOND RATINGS -- Bonds rated "Aaa" by Moody's are judged to be the best qual-ity. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated "Aa" are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective ele-ments may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than is the case with "Aaa" securities.

  COMMERCIAL PAPER AND LOAN PARTICIPATION RATINGS -- Moody's employs the des-ignations of "Prime-1," "Prime-2" and "Prime-3" to indicate the relative ca-pacity of the rated issuers or borrowers to repay punctually. "Prime-1" is the highest rating assigned by Moody's. Issuers or makers of "Prime-1" obligations must have a superior capacity for repayment of short-term promissory obliga-tions, and will normally be evidenced by leading market positions in well es-tablished industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset pro-tection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of fi-nancial markets and assured sources of alternate liquidity.

                SPONSOR, DISTRIBUTOR AND CO-ADMINISTRATOR
                                 Stephens Inc.
                             Little Rock, Arkansas

                               CO-ADMINISTRATOR
                        Barclays Global Investors, N.A.
                               San Francisco, CA

                              INVESTMENT ADVISER
                         Barclays Global Fund Advisors
                           San Francisco, California

                                   CUSTODIAN
                        Investors Bank & Trust Company
                             Boston, Massachusetts

                 TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                            Wells Fargo Bank, N.A.
                           San Francisco, California

                                 LEGAL COUNSEL
                            Morrison & Foerster LLP
                               Washington, D.C.

                             INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                           San Francisco, California

THESE SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE  COMMISSION,   ANY  STATE   SECURITIES  COMMISSION  OR   ANY  OTHER
  REGULATORY AUTHORITY,  NOR HAVE  ANY OF  THE FOREGOING  AUTHORITIES PASSED
   UPON THE ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION TO
    THE CONTRARY IS A CRIMINAL OFFENSE.

MASTERWORKS Funds
c/o Wells Fargo Bank, N.A.
Transfer Agent
525 Market Street
San Francisco, CA 94105

                             Cross Reference Sheet
                             ---------------------

                    LIFEPATH 2000 FUND, LIFEPATH 2010 FUND,
                    ---------------------------------------
         LIFEPATH 2020 FUND, LIFEPATH 2030 FUND AND LIFEPATH 2040 FUND
         -------------------------------------------------------------

Form N-1A Item Number
---------------------

Part A       Prospectus Captions
------       -------------------

 1          Cover Page
 2          Prospectus Summary; Summary of Fund Expenses
 3          Financial Highlights
 4          Description of the Funds
            Management of the Funds
            General Information
            Appendix - Additional Investment Policies
 5          Prospectus Summary
            Description of the Funds
            Management of the Funds
 6          Description of the Funds
            Dividends and Distributions
            General Information
            Taxes
 7          How to Buy Shares
            Exchange Privilege
            Share Value
 8          How to Redeem Shares
 9          Not Applicable

Part B      Statement of Additional Information Captions
------      --------------------------------------------

10          Cover Page
11          Table of Contents
12          General Information
            Other
13          Investment Objectives and Management Policies
            Appendix
14          Management
15          Management
16          Management
            Independent Auditors
            Counsel
17          Portfolio Transactions
18          Capital Stock
19          Determination of Net Asset Value
            Purchase and Redemption of Shares
20          Dividends, Distributions and Taxes
21          Management
22          Performance Information
23          Financial Information

Part C      General Information
------      -------------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                                             [LIFEPATH(R) FUNDS]




                               [LIFEPATH2000(R)]

                               [LIFEPATH2010(R)]

                               [LIFEPATH2020(R)]

                               [LIFEPATH2030(R)]

                               [LIFEPATH2040(R)]

  MasterWorks Funds Inc. (the "Company") is an open-end, management investment company. This Prospectus contains information about five of the Company's funds -- the LIFEPATH FUNDS (collectively, the "Funds" or the "LifePath Funds").

  Please read this Prospectus before investing and retain it for future refer-ence. It sets forth concisely the information about the Funds that an investor should know before investing. A Statement of Additional Information ("SAI") dated June 30, 1997 describing the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by calling the Company at 1-800-776-0179 or by writing the Company at the address printed on the back of the Prospectus.

                            ----------------------

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAP-PROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMIS-SION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ----------------------

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, BARCLAYS GLOBAL INVESTORS, N.A. OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN IN-VESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                            MASTERWORKS FUNDS INC.

                              LIFEPATH 2000 FUND
                              LIFEPATH 2010 FUND
                              LIFEPATH 2020 FUND
                              LIFEPATH 2030 FUND
                              LIFEPATH 2040 FUND

HOW THE FUNDS WORK

The five LifePath Funds represent a family of funds with different strategies for investing toward future goals. The numbers in the Funds' names are target dates; the nearer its target date the more conservatively each Fund invests. Over time, each LifePath Fund generally will reduce its investment in stocks and increase its investment in bonds and money market instruments.

                                  PROSPECTUS

                                 JUNE 30, 1997

  Each Fund invests all of its assets in a separate series (each, a "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end, management investment company. Each Fund has the same investment objective as the corre-sponding Master Portfolio and each Fund's investment experience corresponds directly with the relevant Master Portfolio's investment experience. Refer-ences to the investments and investment policies and risks of the Funds, un-less otherwise indicated, should be understood as references to the invest-ments and investment policies and risks of the corresponding Master Portfolio. Interests in a Master Portfolio may be purchased only by investment companies or accredited investors.

  Each LifePath Fund invests in a wide range of U.S. and foreign equity and debt securities and money market instruments. Investors are encouraged to se-lect a particular LifePath Fund based on the decade of their anticipated re-tirement or when they anticipate beginning to withdraw substantial portions of their investment.

  . LIFEPATH 2000 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

  . LIFEPATH 2010 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

  . LIFEPATH 2020 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

  . LIFEPATH 2030 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

  . LIFEPATH 2040 FUND is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

  Shares of each Fund are sold to qualified investors without a sales charge. Investors can invest, reinvest or redeem Fund Shares at any time without charge or penalty imposed by the Fund.

                            ----------------------

BARCLAYS  GLOBAL FUND  ADVISORS SERVES  AS  INVESTMENT ADVISER  TO THE  MASTER
 PORTFOLIOS. BGFA AND ITS AFFILIATES  PROVIDE OTHER SERVICES TO THE FUNDS AND
  MASTER PORTFOLIOS FOR WHICH THEY  MAY BE COMPENSATED. STEPHENS INC., WHICH
   IS NOT AFFILIATED  WITH THE ADVISER OR ANY AFFILIATE  THEREOF, SERVES AS
    THE  COMPANY'S  CO-ADMINISTRATOR AND  AS  DISTRIBUTOR  OF EACH  FUND'S
     SHARES.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------
Prospectus Summary.....................................................     1
Summary of Fund Expenses...............................................     6
Financial Highlights...................................................     8
Description of the Funds...............................................    10
Management of the Funds................................................    19
How to Buy Shares......................................................    23
How to Redeem Shares...................................................    27
Exchange Privilege.....................................................    30
Share Value............................................................    31
Dividends and Distributions............................................    31
Taxes..................................................................    32
General Information....................................................    33
                                                                        APPENDIX
                                                                        --------
Additional Investment Policies.........................................   A-1

                              PROSPECTUS SUMMARY

  The following summary provides investors with basic information about the Funds. For more information, please refer specifically to the identified Pro-spectus sections and generally to the Prospectus and SAI.

Q. WHO CAN INVEST IN THE FUNDS?

A. Shares of the Funds are offered primarily to a select group of investors. These include:

  . Participants in employee benefit plans ("Benefit Plans"), including re-tirement plans, who have appointed one of the Company's Shareholder Servicing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrangement with a Shareholder Servicing Agent that permits investments in Fund shares, and individuals who invest pursuant to an agreement be-tween a Benefit Plan and a Shareholder Servicing Agent.

  . Investors using proceeds that are being rolled over directly from a qualified Benefit Plan to an Individual Retirement Account ("IRA") pur-suant to arrangements between the sponsor or other agent of the quali-fied Benefit Plan and a Shareholder Servicing Agent, or who have estab-lished a tax-deferred retirement plan with a Shareholder Servicing Agent.

  . Investors who have an account arrangement with one of the Company's Shareholder Servicing Agents that permits investments in Fund shares.

  . Investors who have made arrangements with Barclays Global Investors, N.A. ("BGI") and invest at least $1 million.

  See "How To Buy Shares."

Q. WHAT ARE SOME OF THE KEY FEATURES OF THE FUNDS?

A. Each LifePath Fund seeks to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors, on average, may be willing to accept given their investment time horizons. The LifePath Funds follow an asset allocation strategy among three broad in-vestment classes: equity and debt securities of domestic and foreign is-suers and cash in the form of money market instruments.

  The Funds contain both "strategic" and "tactical" components. The strate-gic component evaluates the risk that investors, on average, may be will-ing to accept given their investment time horizons. The strategic compo-nent thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attrac-tiveness of various asset classes.

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUNDS?

A. Investments in the Funds are not bank deposits or obligations of Barclays Global Fund Advisors ("BGFA") or BGI and are not insured by the Federal Deposit Insurance Corporation ("FDIC"). Investments in the Funds are not insured or guaranteed against loss of principal. When the value of the portfolio securities in which the Funds invest declines, so does the value of Fund shares. Therefore, investors should be prepared to accept some risk with the money invested in the Funds.

  The portfolio equity securities held by each Fund are subject to equity market risk. Equity market risk is the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Throughout the first six months of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these levels will continue.

  The portfolio debt instruments held by the Funds are subject to credit risk and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of certain debt instruments in which the Funds may invest. The value of the Funds' debt instruments generally changes inversely to changes in market interest rates.

  Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by vari-able-rate or floating-rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reduc-ing the value of these securities.

  The Funds also may engage in certain futures contract transactions which have other risks associated with them. As with all mutual funds, there can be no assurance that the Funds will achieve their respective investment objectives.

  See "Description of the Funds -- Risk Considerations" and "Appendix -- Ad-ditional Investment Policies."

Q.  HOW DO I INVEST IN THE FUNDS?

A. Shares of the Funds can be purchased by establishing an account arrange-ment with a designated Shareholder Servicing Agent. Shares may be pur-chased at net asset value on any day the Funds are open for business (a "Business Day"). The Funds are open for business Monday through Friday and are closed on standard New York Stock Exchange ("NYSE") holidays.

  To invest in the Funds contact a Shareholder Servicing Agent to receive information and an Account Application. An Account Application must be completed and signed to open an account.

  See "How to Buy Shares."

Q. WHO MANAGES MY INVESTMENTS?

A. BGFA, as the investment adviser to the Master Portfolios, manages the in-vestments of each Master Portfolio. The Company has not retained the ser-vices of a separate investment adviser for the Funds because each Fund in-vests all of its assets in the corresponding Master Portfolio. As of April 30, 1997, BGFA and its affiliates provided investment advisory services for approximately $429 billion of assets.

  See "Management of the Funds."

Q. WHAT ARE THE FEES FOR INVESTING?

A. Unlike certain other mutual funds which charge sales loads or other trans-action fees, the Funds do not impose shareholder transaction fees on the purchase, redemption or exchange of their shares. Shareholder Servicing Agents, in accordance with the terms of their customer account arrange-ments, may charge additional fees for maintaining customer accounts.

  See "Management of the Funds."

Q. HOW ARE THE FUNDS' INVESTMENTS VALUED?

A. The price per share or "net asset value" of each Fund is based on the net asset value of interests in the corresponding Master Portfolio. The net asset value of interests in a Master Portfolio is based on the total value of the portfolio securities owned by the Master Portfolio (plus cash and other assets net of liabilities) and the number of outstanding interests in the Master Portfolio. A new net asset value for each Fund and Master Portfolio is calculated on each Business Day.

  See "Share Value."

Q.  DO THE FUNDS PAY DIVIDENDS?

A. Each Fund intends to pay quarterly dividends consisting of substantially all of its net investment income and annual distributions consisting of substantially all of its net realized capital gains. All dividends and distributions are automatically reinvested at net asset value in shares of the Fund paying the dividend or distribution, unless payment in cash is requested and your arrangement with a Shareholder Servicing Agent permits the processing of cash payments. Each reinvestment increases the total number of shares held by the investor.

  See "Dividends and Distributions."

Q.  ARE EXCHANGES TO OTHER FUNDS PERMITTED?

A. Yes. The exchange privilege enables an investor to exchange Fund shares for shares of another fund offered by the Company provided such shares are offered for sale in the investor's state of residence.

  See "Exchange Privilege."

Q.  HOW DO I REDEEM SHARES?

A. Shares of the Funds may be redeemed at net asset value without the imposi-tion of a sales charge or redemption fee on any Business Day. For more in-formation contact your Shareholder Servicing Agent.

  See "How to Redeem Shares."

                           SUMMARY OF FUND EXPENSES

                                   LIFEPATH LIFEPATH LIFEPATH LIFEPATH LIFEPATH
                                     2000     2010     2020     2030     2040
                                     FUND     FUND     FUND     FUND     FUND
                                   -------- -------- -------- -------- --------
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily
 net assets):
Management Fees/1/...............    .55%     .55%     .55%     .55%     .55%
Co-Administration Fees...........    .40%     .40%     .40%     .40%     .40%
                                     ---      ---      ---      ---      ---
TOTAL FUND OPERATING EXPENSES....    .95%     .95%     .95%     .95%     .95%

-----------
/1A/portion of these fees is covered by a "defensive" Rule 12b-1 Plan of Dis-tribution that does not result in additional expenses to the Funds or Master Portfolios. (See "Management of the Funds MIP 12b-1 Plan" for further infor-mation.)

EXAMPLE OF EXPENSES

  An investor would pay the following expenses on a $1,000 investment in a Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
LifePath 2000 Fund..............................  $10     $30     $53     $117
LifePath 2010 Fund..............................  $10     $30     $53     $117
LifePath 2020 Fund..............................  $10     $30     $53     $117
LifePath 2030 Fund..............................  $10     $30     $53     $117
LifePath 2040 Fund..............................  $10     $30     $53     $117

-------------------------------------------------------------------------------

  THE AMOUNTS LISTED IN THE EXAMPLE REPRESENT A HYPOTHETICAL ILLUSTRATION OF THE EXPENSES ASSOCIATED WITH A $1,000 INVESTMENT OVER STATED PERIODS, BASED ON THE EXPENSES IN THE ABOVE TABLE AND AN ASSUMED ANNUAL RATE OF RETURN OF 5%. THIS ANNUAL RATE OF RETURN SHOULD NOT BE CONSIDERED AN INDICATION OF ACTUAL OR EXPECTED PERFORMANCE OF A FUND NOR A REPRESENTATION OF PAST OR FUTURE EX-PENSES; ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN.

-------------------------------------------------------------------------------

EXPLANATION OF TABLES

  The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses borne by a Fund and a Master

Portfolio. The fee table reflects expenses at both the Fund and Master Portfo-lio levels. The tables do not reflect any charges that may be imposed by shareholder servicing agents or selling agents, including BGI, directly on customer accounts in connection with an investment in a Fund. Long-term share-holders of the Funds could pay more in sales charges than the economic equiva-lent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").

  Annual Fund Operating Expenses are based on contract amounts and reflect each Fund's actual expenses for the fiscal year ended February 28, 1997. BGFA, BGI and Stephens at their sole discretion may waive or reimburse all or a por-tion of their respective fees charged to, or expenses paid by, a Fund or Mas-ter Portfolio. Any waivers or reimbursements would reduce a Fund's or Master Portfolio's total expenses and accordingly, have a favorable impact on its performance. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see "Management of the Funds."

  With regard to the combined fees and expenses of the Funds and Master Port-folios, the Company's Board of Directors has considered whether the various costs and benefits of investing each Fund's assets in the corresponding Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Company's Board of Directors believes that the aggregate per share expenses of a Fund and its corresponding Master Portfolio will be less than or approximately equal to the expenses such Fund would incur if it directly acquired and man-aged the type of securities held by its corresponding Master Portfolio. The Company's Board of Directors believes that if other investors invest their as-sets in the Master Portfolios, certain economic efficiencies may be realized with respect to the Master Portfolios. For example, fixed expenses that other-wise would have been borne solely by a Fund would be spread across a larger asset base provided by more than one fund investing in a Master Portfolio. There can be no assurance that these economic efficiencies will be achieved.

  Other mutual funds and accredited investors may invest in the Master Portfo-lios. The expenses and, accordingly, the investment returns of such other mu-tual funds may differ from those of the Funds. Information about other invest-ment options in the Master Portfolios may be obtained by calling Stephens at 1-800-643-9691.

                             FINANCIAL HIGHLIGHTS
                      (FOR A SHARE OUTSTANDING AS SHOWN)

  The following information has been derived from the Financial Highlights in-cluded in the financial statements for the fiscal period ended February 28, 1997. The financial statements are incorporated by reference into the SAI and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon, dated April 11, 1997 is also incorporated by reference into the SAI. The information should be read in conjunction with the financial statements and notes thereto. The SAI has been incorporated by reference into this Pro-spectus.

                   FISCAL PERIOD ENDED FEBRUARY 28, 1997(1)

                           LIFEPATH 2000 LIFEPATH 2010 LIFEPATH 2020 LIFEPATH 2030 LIFEPATH 2040
                               FUND          FUND          FUND          FUND          FUND
                           ------------- ------------- ------------- ------------- -------------
 Net Asset Value,
  beginning of period....     $ 10.55       $ 11.44      $  11.97       $ 12.39       $ 12.91
 Income from investment
  operations:
 Net investment income...        0.39          0.33          0.29          0.23          0.18
 Net realized and
  unrealized gain on
  investments............        0.35          0.96          1.40          1.79          2.27
                              -------       -------      --------       -------       -------
 Total from investment
  operations.............        0.74          1.29          1.69          2.02          2.45
 Less distributions:
 From net investment
  income.................       (0.32)        (0.27)        (0.24)        (0.20)        (0.15)
 From net realized
  gains..................        0.00          0.00         (0.02)        (0.04)         0.00
                              -------       -------      --------       -------       -------
 Total distributions.....       (0.32)        (0.27)        (0.26)        (0.24)        (0.15)
                              -------       -------      --------       -------       -------
 Net Asset Value, end of
  period.................     $ 10.97       $ 12.46      $  13.40       $ 14.17       $ 15.21
                              =======       =======      ========       =======       =======
 Total return (not
  annualized)............        7.00%        11.98%        15.06%        17.37%        20.47%
 Ratios/Supplemental
  data:
 Net assets, end of
  period (000)...........     $46,578       $87,204      $105,414       $58,575       $69,476
 Number of shares
  outstanding, end of
  period (000)...........       4,245         7,000         7,868         4,135         4,569
 Ratios to average
  net assets
  (annualized)(2):
 Ratio of expenses to
  average net assets.....        0.95%         0.95%         0.95%         0.95%         0.95%
 Ratio of net investment
  income to average net
  assets.................        4.21%         3.26%         2.57%         2.05%         1.46%
 Portfolio Turnover(3)...         108%           73%           61%           42%           48%
 Average Commission
  Rate(4)................     $0.0401       $0.0404      $ 0.0451       $0.0364       $0.0351

--------------
(1) The Funds commenced operations on March 26, 1996.

(2) Ratios include expenses charged by the Master Portfolio.
(3) Portfolio turnover rate reflects activity by the Master Portfolio during the fiscal year ended February 28, 1997.
(4) The average commission rates shown reflect activity by the Master Portfo-lio during the fiscal year ended February 28, 1997. For fiscal years be-ginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary depending on, among other things, the mix of trades, trading practices and commission rate structures.

                           DESCRIPTION OF THE FUNDS

GENERAL

  Each LifePath Fund invests all of its assets in a separate Master Portfolio of MIP with the same investment objective as the Fund. For simplicity, refer-ences to the investments and investment policies and risks of the Funds, un-less otherwise indicated, should be understood as references to the invest-ments and investment policies and risks of the Master Portfolios.

INVESTMENT OBJECTIVES

  Each LifePath Fund seeks to provide long-term investors with an asset allo-cation strategy designed to maximize assets for retirement or for other pur-poses consistent with the quantitatively measured risk that investors, on av-erage, may be willing to accept given their investment time horizons. Specifi-cally:

  . LifePath 2000 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2000.

  . LifePath 2010 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

  . LifePath 2020 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

  . LifePath 2030 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

  . LifePath 2040 Fund is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

  The differences in objectives and policies among the Master Portfolios de-termine the types of portfolio securities in which each Master Portfolio in-vests and can be expected to affect the degree of risk to which each Master Portfolio and, therefore, the corresponding Fund, is subject and the perfor-mance of each Master Portfolio and Fund.

ABOUT THE FUNDS

  Investors are encouraged to invest in a particular LifePath Fund based on the decade of anticipated retirement or when such investors anticipate begin-ning to withdraw substantial portions of their account. For example, the LifePath 2000 Fund is designed for investors in their 50s and 60s who plan to retire (or begin to withdraw substantial portions of their investment) in ap-proximately 2000; the LifePath 2010 Fund is designed for investors in their 40s and 50s who plan to retire (or begin to withdraw as described above) in approximately 2010; and so on. In addition, when making an investment deci-sion, investors should evaluate their individual risk profile, recognizing, for example, that the LifePath 2040 Fund is designed for investors with a high tolerance for risk while the LifePath 2000 Fund is designed for investors with a low tolerance for risk. The LifePath Funds were the first mutual funds of their kind to offer a flexible investment strategy designed to change over specific time horizons.

  The LifePath Funds follow an asset allocation strategy among three broad in-vestment classes: equity securities and debt instruments of issuers located throughout the world and cash in the form of money market instruments. Each LifePath Fund invests varying percentages of its portfolio in equity securi-ties, debt instruments and money market instruments. The later-dated Funds tend to be more heavily invested in equity securities and generally bear more risk than the earlier-dated Funds. The later-dated Funds generally have an ex-pectation of greater total return. The investment class weightings of the LifePath 2040 Fund at a given time might be 100%, 0% and 0% among equity secu-rities, debt securities and cash, respectively, while the weightings of the LifePath 2000 Fund might be 25%, 50% and 25%, respectively. These weightings will change periodically. The difference in the investment class weightings is based on the statistically determined risk that investors, on average, may be willing to accept given their investment time horizons in an effort to maxi-mize assets in anticipation of retirement or for other purposes. As each LifePath Fund approaches its designated time horizon, it generally is managed more conservatively, on the premise that individuals investing for retirement desire to reduce investment risk in their retirement accounts as they age.

  As of June 1, 1997, asset allocations in the LifePath Funds were approxi-mately as follows:


                                    LIFEPATH LIFEPATH LIFEPATH LIFEPATH LIFEPATH
                                      2000     2010     2020     2030     2040
                                    -------- -------- -------- -------- --------
  Equity Securities
   Domestic........................    14%      35%      49%      58%      69%
   International...................     7%      12%      15%      19%      20%
  Debt Securities..................    79%      52%      35%      22%      10%
  Cash.............................     0%       1%       1%       1%       1%


  The relative weightings for each LifePath Master Portfolio of the various investment classes are expected to change over time, with the LifePath 2040 Master Portfolio adopting in the 2030s characteristics similar to the LifePath 2000 Master Portfolio today. BGFA may in the future refine the Model, or the financial and economic data analyzed by the Model, in ways that could result in changes to recommended allocations.

MANAGEMENT POLICIES

  The LifePath Funds contain both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Funds evaluates the risk that investors, on aver-age, may be willing to accept given their investment time horizons. The stra-tegic component thus determines the changing investment risk level of each LifePath Fund as time passes. The tactical component addresses short-term mar-ket conditions. The tactical component thus adjusts the amount of investment risk taken by each LifePath Fund without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of vari-ous asset classes.

  The LifePath Funds may invest in a wide range of U.S. and foreign invest-ments and market sectors and may shift their allocations among investments and sectors from time to time. To manage the LifePath Funds, BGFA employs a pro-prietary investment model (the "Model") that analyzes extensive financial and economic data, including risk correlation and expected return statistics. The Model selects indices representing segments of the global equity and debt mar-kets and the Funds invest to create market exposure by purchasing representa-tive samples of the indices in an attempt to replicate their performance.

  The Model has broad latitude to allocate the Funds' investments among equity securities, debt securities and money market instruments. The LifePath Funds are not managed as balanced portfolios and are not required to maintain a por-tion of their investments in each of the permitted investment categories at all times. Until a LifePath Fund attains an asset level of approximately $100 to $150 million, the Model will allocate assets across fewer of the investment categories identified below than it otherwise would. As a LifePath Fund ap-proaches this minimum asset level, the Model will add investment categories from among those identified below, thereby approaching the desired investment mix over time. The portfolio of investments of each LifePath Fund is compared from time to time to the Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective LifePath Fund's investment performance.

  BGFA manages other portfolios which also invest in accordance with the Mod-el. The performance of each of those other portfolios is likely to vary from the performance of LifePath Funds. Such variation in performance is primarily due to different equilibrium asset-mix assumptions used for the various port-folios, timing differences in the implementation of the Model's recommenda-tions and differences in expenses and liquidity requirements. The overall man-agement of each LifePath Fund is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Fund or the mix of securities within the asset classes. Decisions re-lating to the Model are made by BGFA's investment committee.

  EQUITY SECURITIES -- The LifePath Funds seek U.S. equity market exposure through investment in securities representative of the following indices of common stocks:

  . The S&P/BARRA Value Stock Index (consisting of primarily large-capital-ization U.S. stocks with lower-than-average price/book ratios).

  . The S&P/BARRA Growth Stock Index (consisting of primarily large-capital-ization U.S. stocks with higher-than-average price/book ratios).

  . The Intermediate Capitalization Value Stock Index (consisting of primar-ily medium-capitalization U.S. stocks with lower-than-average price/book ratios).

  . The Intermediate Capitalization Growth Stock Index (consisting of pri-marily medium-capitalization U.S. stocks with higher-than-average price/book ratios).

  . The Intermediate Capitalization Utility Stock Index (consisting of pri-marily medium-capitalization U.S. utility stocks).

  . The Micro Capitalization Market Index (consisting of primarily small-capitalization U.S. stocks).

  . The Small Capitalization Value Stock Index (consisting of primarily small-capitalization U.S. stocks with lower-than-average price/book ra-
    tios).

  . The Small Capitalization Growth Stock Index (consisting of primarily small-capitalization U.S. stocks with higher-than-average price/book ra-
    tios).

  The LifePath Funds seek foreign equity market exposure through investment in foreign equity securities, American Depositary Receipts or European Depositary Receipts of issuers whose securities are representative of the following indi-ces of foreign equity securities:

  . The Morgan Stanley Capital International (MSCI) Japan Index (consisting of primarily large-capitalization Japanese stocks).

  . The Morgan Stanley Capital International Europe, Australia, Far East In-dex (MSCI EAFE) Ex-Japan Index (consisting of primarily large-capital-ization foreign stocks, excluding Japanese stocks).

  The LifePath Funds also may seek U.S. and foreign equity market exposure through investment in equity securities of U.S. and foreign issuers that are not included in the indices listed above.

  DEBT SECURITIES -- The LifePath Funds seek U.S. debt market exposure through investment in securities representative of the following indices of U.S. debt securities:

  . The Lehman Brothers Long-Term Government Bond Index (consisting of all
    U.S. Government bonds with maturities of at least ten years).

  . The Lehman Brothers Intermediate-Term Government Bond Index (consisting of all U.S. Government bonds with maturities of less than ten years and greater than one year).

  . The Lehman Brothers Long-Term Corporate Bond Index (consisting of all
    U.S. investment-grade corporate bonds with maturities of at least ten years).

  . The Lehman Brothers Intermediate-Term Corporate Bond Index (consisting of all U.S. investment-grade corporate bonds with maturities of less than ten years and greater than one year).

  . The Lehman Brothers Mortgage-Backed Securities Index (consisting of all fixed-coupon mortgage pass-throughs issued by the Federal National Mort-gage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corporation with maturities greater than one year).

  The LifePath Funds seek foreign debt market exposure through investment in securities representative of the following index of foreign debt securities:

  . The Salomon Brothers Non-U.S. World Government Bond Index (consisting of foreign government bonds with maturities of greater than one year).

  Each U.S. and foreign debt security is expected to be part of an issuance with a minimum outstanding amount at the time of purchase of approximately $50 million and $100 million, respectively. Each security in which a LifePath Fund invests must be rated at least "Baa" by Moody's Investors Service, Inc. ("Moody's"), or "BBB" by Standard & Poor's Corporation ("S&P"), Fitch Invest-ors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("Duff") or, if unrated, deemed to be of comparable quality by BGFA in accordance with procedures ap-proved by MIP's Board of Trustees. See "Risk Considerations" below.

  MONEY MARKET INSTRUMENTS -- The money market instrument portion of the port-folio of each Fund generally is invested in high-quality money market instru-ments, including U.S. Government obligations, obligations of domestic and for-eign banks, short-term corporate debt instruments and repurchase agreements. See "Appendix -- Additional Investment Policies" below for a more complete de-scription of the money market instruments in which each Master Portfolio may invest.

RISK CONSIDERATIONS

 General

  Since the investment characteristics and, therefore, investment risks di-rectly associated with each LifePath Fund correspond to those of the Master Portfolio in which such Fund invests, the following is a discussion of the risks associated with the investments of the Master Portfo-lios. Once again, unless otherwise specified, references to the investment policies and risks of a Fund also should be understood as references to the investment policies and risks of the corresponding Master Portfolio.

  The net asset value per share of each LifePath Fund is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

 Equity Securities

  The stock investments of the LifePath Funds are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock mar-ket tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout the first six months of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guar-antee that these performance levels will continue.

 Debt Securities

  The debt instruments in which the LifePath Funds invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of prin-cipal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest. The value of the debt instruments generally changes in-versely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capi-tal appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments.

  Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

 Foreign Securities

  The LifePath Funds may invest in debt obligations and equity securities of foreign issuers and may invest in American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers. Investing in the secu-rities of issuers in any foreign country, including through ADRs and EDRs, in-volves special risks and considerations not typically associated with invest-ing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regu-lations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securi-ties often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

 Other Investment Considerations

  Because the Funds may shift investment allocations significantly from time to time, their performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., broker-age commission) costs. Portfolio turnover also can generate short-term capital gains tax consequences. During those periods in which a high percentage of a Fund's assets are invested in long-term bonds, the Fund's exposure to inter-est-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

  Each LifePath Fund also may lend its portfolio securities and enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that each Fund may purchase may be considered de-rivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indi-ces or rates. Certain of the floating- and variable-rate instruments that each Fund may purchase may also be considered derivatives. Each Fund may use some derivatives as part of its short-term liquidity holdings and/or as substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. A Fund may not use derivatives to create leverage without establishing adequate "cover" in com-pliance with SEC leverage rules.

  Asset allocation and modeling strategies are employed by BGFA for other in-vestment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a LifePath Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a LifePath Fund or the price paid or received by such Fund.

PERFORMANCE

  For purposes of advertising, performance of the LifePath Funds may be calcu-lated on the basis of average annual total return and/or cumulative total re-turn of shares. Average annual total return of shares is calculated pursuant to a standardized formula which assumes that an investment in shares of a Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the re-investment of dividends and distributions during the period. The return of shares is expressed as a percentage rate which, if applied on a compounded an-nual basis, would result in the redeemable value of the investment in shares at the end of the period. Advertisements of the performance of shares of a LifePath Fund include the Fund's average annual total return of shares for one, five and ten year periods, or for shorter time periods depending upon the length of time during which such Fund has operated.

  Cumulative total return of shares is computed on a per share basis and as-sumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertise-ments may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

  Performance figures are based on historical results and are not intended to indicate future performance. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Fund invests and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

  Additional information about the performance of each Fund will be contained in the Annual Report for each Fund. The Annual Reports may be obtained by calling the Company at 1-800-776-0179.

                            MANAGEMENT OF THE FUNDS

  GENERAL -- The Company has not retained the services of an investment ad-viser because each Fund's assets are invested in a Master Portfolio that has retained investment advisory services (see "Investment Adviser" below). Each LifePath Fund bears a pro rata portion of the fees paid by the corresponding Master Portfolio.

  BOARD OF DIRECTORS -- The business and affairs of the Company are managed under the direction of its Board of Directors in conformity with Maryland law. The Company's Directors are also MIP's Trustees. Certain of the Company's Di-rectors also serve as the Trustees of Stagecoach Trust, another open-end in-vestment company whose LifePath Fund series are wholly invested in the Master Portfolios. The Company's Board, including a majority of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) of the Com-pany, has adopted procedures to address potential conflicts of interest that may arise as a result of the structure of the Boards. Additional information regarding the Officers and Directors of the Company and the Officers and Trustees of MIP is included in the SAI under "Management."

  INVESTMENT ADVISER -- BGFA serves as investment adviser to each LifePath Master Portfolio. BGFA provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC ("Barclays") and is located at 45 Fremont Street, San Francisco, California 94105. As of April 30, 1997, BGFA and its affiliates provided investment advisory services for approximately $429 billion of assets. MIP has agreed to pay to BGFA a monthly fee at the an-nual rate of 0.55% of each LifePath Master Portfolio's average daily net as-sets as compensation for its advisory services.

  BGFA, Barclays and their affiliates deal, trade and invest for their own ac-count in the types of securities in which a Master Portfolio may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Master Portfolio. BGFA has informed MIP that in making investment decisions the Adviser does not obtain or use material inside information in its possession.

  Morrison & Foerster LLP, counsel to the Company and MIP and special counsel to BGFA, has advised the Company, MIP and BGFA that BGFA and its affiliates may perform the services contemplated by the Investment Advisory Contracts and this prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative inter-pretations of, or decisions related to, present federal or state statutes, in-cluding the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries and affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from per-forming any such services, it is expected that new agreements would be pro-posed or entered into with another entity or entities qualified to perform such services.

  CO-ADMINISTRATORS -- Stephens Inc. ("Stephens") and BGI are the Funds' co-administrators. Stephens and BGI provide the Funds with administration servic-es, including general supervision of the Funds' non-investment operations, co-ordination of the other services provided to the Funds, compilation of infor-mation for reports to the SEC and the state securities commissions, prepara-tion of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's directors and officers. Stephens also furnishes office space and certain facilities to con-duct the Funds' business, and compensates the Company's directors, officers and employees who are affiliated with Stephens. In addition, except as out-lined under "Expenses" below, Stephens and BGI will be responsible for paying all expenses incurred by the Fund other than the fees payable to BGFA. For these services, Stephens and BGI are entitled to a monthly fee at the annual rate of 0.40% of each Fund's average daily net assets. Stephens previously provided substantially the same services as sole administrator to the Funds.

  BGI has delegated certain of its duties as co-administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services.

  DISTRIBUTOR -- Stephens is the distributor for the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years, in-cluding discretionary portfolio management services since 1983. Stephens cur-rently manages investment portfolios for pension and profit sharing plans, in-dividual investors, foundations, insurance companies and university endow-ments.

  Stephens, as the Company's sponsor and the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility for distributing Fund shares. The Distribution Agreement provides that Ste-phens shall act as agent for the Funds for the sale of Fund shares, and may enter into Selling Agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). Stephens does not receive a fee for providing distribution services to the Funds. BGI pres-ently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

  CUSTODIAN -- IBT currently acts as the Funds' custodian. The principal busi-ness address of IBT is 200 Clarendon Street, Boston, Massachusetts 02116. IBT is not entitled to receive compensation for its custodial services so long as it is entitled to receive compensation for providing sub-administration serv-ices to the Fund. Prior to October 21, 1996, BGI acted as the Funds' custodi-an. The principal business address of BGI is 45 Fremont Street, San Francisco, California 94105. BGI did not receive compensation for its custodial services.

  TRANSFER AND DIVIDEND DISBURSING AGENT -- Wells Fargo Bank, N.A. ("Wells Fargo Bank") is the Company's transfer and dividend disbursing agent. Wells Fargo Bank performs its transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

  SHAREHOLDER SERVICING AGENTS -- The Funds have adopted a Shareholder Servic-ing Plan pursuant to which they have entered into Shareholder Servicing Agree-ments with BGI and may enter into similar agreements with other entities (col-lectively, "Shareholder Servicing Agents") for the provision of certain serv-ices to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Ser-vicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.20% of the average daily value of each LifePath Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. Stephens and BGI as co-administrators have agreed to pay these shareholder servicing fees out of the fees each receives for co-administration services.

  A Shareholder Servicing Agent also may impose certain conditions on its cus-tomers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Company, such as requiring a minimum initial invest-ment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are Fund shareholders and to notify them in writing at least 30 days before it imposes any transaction fees.

  MIP 12B-1 PLAN -- MIP's Board of Trustees has adopted, on behalf of each Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan does not result in any additional expenses being borne by a Master Portfolio or a Fund. The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" of MIP as defined in the 1940
Act) on October 10, 1995. The Plan was intended as a precaution designed to address the possibility that certain ongoing payments by Barclays to Wells Fargo Bank in con-nection with the sale of a former affiliate of Wells Fargo Bank may be charac-terized as indirect payments by each Master Portfolio to finance activities primarily intended to result in the sale of interests in such Master Portfo-lio. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio, such payment would be authorized pursuant to the Plan.

  EXPENSES -- Except for extraordinary expenses, brokerage and other expenses connected with to the execution of portfolio transactions and certain other expenses which are borne by the Funds, Stephens and BGI have agreed to bear all costs of the Funds' and the Company's operations.

                               HOW TO BUY SHARES

WHO MAY INVEST

  The following types of investors are eligible to invest in the Funds:

  . Participants in Benefit Plans ("Plan Participants"), including retire-ment plans, who have appointed one of the Company's Shareholder Servic-ing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrange-ment with a Shareholder Servicing Agent that permits investments in the Funds, and Plan Participants who invest pursuant to an agreement between such a Benefit Plan and a Shareholder Servicing Agent.

  . Investors using proceeds which are being rolled over directly from a qualified Benefit Plan to an Individual Retirement Account ("IRA") pur-suant to arrangements between the sponsor or other agent of the quali-fied Benefit Plan and a Shareholder Servicing Agent, or who have estab-lished a tax-deferred retirement plan with a Shareholder Servicing Agent.

  . Investors who have an account arrangement with one of the Company's
    Shareholder Servicing Agents that permits investments in Fund shares ("Qualified Buyers").

  . Investors who have made arrangements with BGI and invest at least $1 million in a Fund ("Direct Buyers").

  Eligible investors may purchase Fund shares in one of the several ways de-scribed below. For more information or additional forms, call

1-800-828-6894. The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request by an investor or the invest-or's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic Prospec-tus.

MINIMUM INVESTMENT AMOUNT

  In most cases, investors in Fund shares are not required to establish or maintain a minimum investment amount. However, Direct Buyers are required to make an initial investment in Fund shares of at least $1 million (although this requirement may be waived under certain conditions). All investments in a Fund's shares are subject to a determination by the Company that the invest-ment instructions are complete. If shares are purchased by a check which does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. The Company reserves the right in its sole discretion to suspend the availability of any Fund's shares and to reject any purchase requests. Certificates for Fund shares are not is-sued. Shareholder Servicing Agents may establish investment amount and account balance requirements different from those of the Funds and may charge fees in addition to those charged by the Funds.

GENERAL

  Shares of each Fund may be purchased on any Business Day at the net asset value per share next determined after an order in proper form is received by the Transfer Agent. Purchase orders that are received by the Transfer Agent before the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time) will be executed at the net asset value determined as of the close of regular trading on the NYSE on that Business Day. Orders received by the Transfer Agent after the close of regular trading on the NYSE are executed on the next Business Day. The investor's Shareholder Servicing Agent is responsi-ble for the prompt transmission of the investor's purchase order to the Trans-fer Agent on the investor's behalf. Under certain circumstances, a Shareholder Servicing Agent may establish an earlier deadline for receipt of orders or an investor's order transmitted to a Shareholder Servicing Agent may not be re-ceived by the Transfer Agent on the same day.

  Federal regulations require that an investor provide a valid taxpayer iden-tification number ("TIN"), which is usually the investor's social security number or employer identification number, upon opening or reopening an ac-count.

BENEFIT PLANS

  Shares of each Fund are offered to Benefit Plans that have appointed one of the Company's Shareholder Servicing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrangement with a Shareholder Servicing Agent that permits invest-ments in the Funds. Benefit Plans include 401(k) plans and other plans quali-fied under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), health and welfare plans and executive deferred compensation plans. For additional information about Benefit Plans that may be eligible to invest in Fund shares, prospective investors should contact a Shareholder Ser-vicing Agent.

  Fund investments by participants in 401(k) plans are typically made by pay-roll deductions arranged between participants and their employers. Partici-pants in the MasterWorks program are included in this group. Participants also may make direct contributions to their accounts in special circumstances such as the transfer of a rollover amount from another 401(k) plan or from a rollover IRA. Investors should contact their employer's benefits department for more information about contribution methods.

  Plan Participants who have established an account with a Shareholder Servic-ing Agent may purchase Fund shares in accordance with their account arrange-ments with such Shareholder Servicing Agent. The Shareholder Servicing Agent is responsible for the prompt transmission of purchase orders. Shareholder Servicing Agents may charge additional fees for maintaining customer accounts other than those charged by the Funds.

IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT PLANS

  An investor may be entitled to invest in a Fund's shares through a tax-de-ferred retirement plan. In addition to offering investments through IRA rollovers, a Shareholder Servicing Agent may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships. Investors should con-tact a Shareholder Servicing Agent for materials describing available plans and their benefits, provisions and fees.

  Application materials for opening an IRA rollover, Keogh plan or other indi-vidual retirement plan can be obtained from a Shareholder

Servicing Agent. Completed retirement plan applications should be returned to the investor's Shareholder Servicing Agent for approval and processing. If an investor's retirement plan application is incomplete or improperly filled out, there may be a delay before the Fund account is opened. Investors should con-sult their Shareholder Servicing Agent.

PURCHASES BY QUALIFIED BUYERS

  Qualified Buyers may open a Fund account and make additional purchases through a Shareholder Servicing Agent with whom they have an account arrange-ment. Shareholder Servicing Agents may transmit purchase orders to the Trans-fer Agent on behalf of investors, including purchase orders for which payment is to be made by wire or by transfer from an Approved Bank designated in an investor's Account Application ("Approved Bank Account").

PURCHASES BY DIRECT BUYERS

  Direct Buyers may open a Fund account by completing an Account Application. Direct Buyers may purchase Fund shares by contacting the Transfer Agent, by instructing the Transfer Agent to debit an Approved Bank Account or by wire.

  Direct Buyers may purchase Fund shares by wire by instructing the wiring bank to transmit the specified amount in federal funds to:

    Wells Fargo Bank, N.A.
    San Francisco, California
    Bank Routing Number: 121000248
    Wire Purchase Account Number: 4068-000587
    Attention: MasterWorks Funds Inc. (Name of Fund)
    Account Name(s): (name(s) in which to be registered)
    Account Number: (if investing into an existing account)

IN-KIND PURCHASES

  Payment for shares of a Fund may, at the discretion of BGFA as investment adviser, be made in the form of securities that are permissible investments for such Fund. Shares purchased in exchange for securities can not be redeemed until the exchange transaction has settled. For further information, see "Pur-chase and Redemption of Shares" in the SAI.

                             HOW TO REDEEM SHARES

GENERAL

  Investors may redeem all or a portion of their shares on any Business Day without any charge by the Company. The redemption price of the shares is the next determined net asset value of shares of the relevant Fund calculated af-ter the Company has received a redemption request in proper form. Redemption proceeds may be more or less than the amount invested depending on the rele-vant Fund's net asset value of shares at the time of purchase and redemption.

  The Company generally remits redemption proceeds from a Fund within seven days after a redemption order is received in proper form, absent extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Master Portfolio in which such Fund invests of securities owned by the Master Portfo-lio is not reasonably practicable or (b) it is not reasonably practicable for the Fund or the relevant Master Portfolio to determine fairly the value of its net assets, or a period during which the SEC by order permits deferral of re-demptions for the protection of Fund shareholders. In addition, the Company may defer payment of a shareholder's redemption until reasonably satisfied that such shareholder's investments made by check have been collected (which can take up to ten days from the purchase date). Payment of redemption pro-ceeds may be made in portfolio securities.

  Redemption orders that are received by the Transfer Agent before the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time) will be ex-ecuted at the net asset value determined as of the close of regular trading on the NYSE on that Business Day. Redemption orders that are received by the Transfer Agent after the close of trading on the NYSE are executed on the next Business Day. The investor's Shareholder Servicing Agent is responsible for the prompt transmission of redemption orders to the Transfer Agent on the in-vestor's behalf. Under certain circumstances, a Shareholder Servicing Agent may establish an earlier deadline for receipt of orders or an investor's order transmitted to a Shareholder Servicing Agent may not be received by the Trans-fer Agent on the same day.

  Unless the investor has made other arrangements with an appropriate Share-holder Servicing Agent and the Transfer Agent has been informed of such ar-rangements, proceeds of a redemption order made by the investor through the investor's Shareholder Servicing Agent are credited to the investor's Approved Bank Account. If no such account is desig-nated, a check for the proceeds is mailed to the investor's address of record or, if such address is no longer valid, the proceeds are credited to the in-vestor's account with the investor's Shareholder Servicing Agent.

REDEMPTIONS BY BENEFIT PLANS, IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT
PLANS

  Investors in these types of plans are subject to restrictions on withdrawing their money under the Code. Each type of plan has established withdrawal pro-cedures that are disclosed to investors at the time of purchase. Investors may obtain more information by contacting their employer and/or their Shareholder Servicing Agent. The redemption procedures outlined in the remainder of this section do not apply to investors in Benefit Plans or retirement plans. In-vestors in these types of plans should contact their Shareholder Servicing Agent regarding redemption procedures applicable to them.

REDEMPTIONS BY QUALIFIED BUYERS

  Qualified Buyers should contact their Shareholder Servicing Agent regarding redemption procedures applicable to them. The redemption procedures outlined in the remainder of this section do not apply to Qualified Buyers.

REDEMPTIONS BY DIRECT BUYERS

 Redemptions by Mail

  1. Write a letter of instruction to the Transfer Agent. Indicate the dollar amount or number of Fund shares to be redeemed, the Fund account number and TIN (where applicable).

  2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign.

  Unless other instructions are given in proper form, a check for the redemp-tion proceeds is sent to the investor's address of record.

 Redemptions by Telephone

  Telephone redemption or exchange privileges are made available to Direct Buyers automatically upon opening an account, unless the share-holder specifically declines the privileges. These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reason-able procedures, such as requiring a form of personal identification, to con-firm that instructions are genuine and, if it does not follow such procedures, the Company or the Transfer Agent may be liable for any losses due to unautho-rized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

  During times of drastic economic or market conditions investors may experi-ence difficulty in contacting the Transfer Agent by telephone to request a re-demption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures made available to such investors. Use of these other redemption procedures may result in the investor's redemption re-quest being processed at a later time than it would have been if telephone re-demption had been used. During the delay, a LifePath Fund's net asset value may fluctuate.




 Expedited Redemptions by Letter and Telephone

  A Direct Buyer may request an expedited redemption of Fund shares by letter, in which case the investor's receipt of redemption proceeds, but not the Fund's receipt of the investor's redemption request, would be expedited. Tele-phone redemption and exchange privileges are made available to a Direct Buyer automatically upon the opening of an account unless the investor declines such privileges. The investor also may request an expedited redemption of Fund shares by telephone on any Business Day. In which case both the investor's re-ceipt of redemption proceeds and the Fund's receipt of the investor's redemp-tion request would be expedited.

  Direct Buyers may request expedited redemption by calling the Transfer Agent at 1-800-828-6894.

  Direct Buyers may request expedited redemption by mailing an expedited re-demption request to the Transfer Agent.

  Upon request, proceeds of expedited redemptions are wired or credited to the investor's Approved Bank Account. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of an investor's expe-dited redemption are to be paid to someone else, to an address other than that of record, or to an account with an ap-proved bank that the investor has not predesignated in the Account Applica-tion, the expedited redemption request must be made by letter and the signa-ture(s) on the letter must be guaranteed, regardless of the amount of the re-demption. If the individual or corporate investor's expedited redemption re-quest is received by the Transfer Agent on a Business Day, the investor's re-demption proceeds are transmitted to the investor's Approved Bank Account on the next Business Day (assuming the investor's investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary cir-cumstances could include those described above as potentially delaying redemp-tions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds.

                              EXCHANGE PRIVILEGE

  The exchange privilege enables an investor to purchase, in exchange for shares of a Fund, shares of another fund offered by the Company in the invest-or's state of residence. Before undertaking an exchange into another fund, in-vestors should obtain and review a copy of the current prospectus of the fund into which the exchange is being made. A prospectus may be obtained by calling the Company at 1-800-776-0179.

  Shares are exchanged at the next determined net asset value. No fees are currently charged to shareholders directly in connection with exchanges, al-though the Company reserves the right, upon not less than 60 days' written no-tice, to charge shareholders a nominal exchange fee in accordance with rules promulgated by the SEC. The Company reserves the right to limit the number of times shares may be exchanged and to reject in whole or in part any exchange request into a fund when management believes that such action would be in the best interests of such fund's other shareholders, such as when management be-lieves such action would be appropriate to protect a fund against disruptions in portfolio management resulting from frequent transactions by those seeking to time market fluctuations. Any such rejection is made by management on a prospective basis only, upon notice to the shareholder given not later than 10 days following such shareholder's most recent exchange. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders.

                                  SHARE VALUE

  Shares of the Funds are sold on a continuous basis at the applicable offer-ing price (net asset value per share) next determined after an order in proper form is received by the Transfer Agent. Net asset value ("NAV") per share is determined as of the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time) each Business Day.

  The NAV of a share of each Fund is the value of total net assets attribut-able to such Fund divided by the number of outstanding shares of that Fund. The value of the net assets is determined daily by adjusting the net assets at the beginning of the day by the value of shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net in-vestment income is calculated each day as daily income less expenses. The NAV of each Fund is expected to fluctuate daily and is expected to differ. Each Fund's investment in the corresponding Master Portfolio is valued at the NAV of such Master Portfolio's shares. Each Master Portfolio calculates the NAV of its shares on the same days and at the same time as the corresponding Fund. Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, each Master Portfolio's assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith in accordance with guidelines approved by MIP's Board of Trustees. Prices used for such valuations may be provided by independent pricing services. For further information regarding the methods employed in valuing each Master Portfolio's investments, see "Determination of Net Asset Value" in the SAI.

                          DIVIDENDS AND DISTRIBUTIONS

  The Funds intend to declare and pay quarterly dividends of substantially all of their net investment income. The Funds distribute any net realized capital gains at least annually, in all events in a manner consistent with the provi-sions of the 1940 Act and the Internal Revenue Code. No Fund will make distri-butions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. All dividends and distributions are automatically reinvested at net asset value in shares of the Fund paying such dividend or distribution, unless payment in cash is requested and your ar-rangement with a Shareholder Servicing Agent permits the processing of cash payments.

  Dividends and capital gain distributions have the effect of reducing the NAV per share by the amount distributed on the payment date. Al-though a dividend or distribution paid to an investor on newly issued shares shortly after purchase would represent, in substance, a return of capital, the dividend or distribution may consist of net investment income or net realized capital gain and, accordingly, would be taxable to the investor.

                                     TAXES

GENERAL

  Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from a Fund's net long-term capital gains are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distribu-tions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, dis-tributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

  Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Dispo-sition of Fund Shares" in the SAIs.

  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to with-holding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.

BENEFIT PLAN INVESTORS

  As a general matter, benefit plans, their sponsors and their participants are not subject to federal income taxes at the time of receipt of net invest-ment income and capital gain distributions.

  However, such tax-exempt investors may be subject to tax on certain unre-lated taxable income which could arise, for example, when such investors ac-quire shares in the Fund through the use of leverage. Tax-exempt investors should consult their tax advisors regarding the Unrelated Business Taxable In-come Rules.

  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the im-portant federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for care- ful tax planning; you should consult your tax advisor with respect to your specific tax situa-tion as well as with respect to foreign, state and local taxes. Further fed-eral tax considerations are discussed in the SAI.

                              GENERAL INFORMATION

DESCRIPTION OF THE COMPANY

  Each Fund is a series of the Company. The Company was organized as a Mary-land corporation on October 15, 1992, and currently offers twelve series of shares. The Company's principal office is located at 111 Center Street, Little Rock, Arkansas 72201.

  The Board of Directors of the Company supervises the Funds' activities and monitors the Funds' contractual arrangements with various service providers. Additional information about the Directors and officers of the Company is in-cluded in the Funds' SAI under "Management." Although the Company is not re-quired to hold regular annual shareholder meetings, occasional annual or spe-cial meetings may be required for purposes such as electing or removing Direc-tors, approving advisory contracts and changing a Fund's investment objective or fundamental investment policies.

  BGFA has granted the Company a non-exclusive license to use the name "LifePath." If the license agreement is terminated, the Company, at BGFA's re-quest, will cease using the "LifePath" name.

VOTING

  All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund, unless otherwise required by law (such as when a matter affects only one fund). Shareholders of the Funds are entitled to one vote for each share owned and fractional votes for fractional shares owned. Depending on the terms of a particular Benefit Plan and the matter being sub-mitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. In addition, whenever a Fund is requested to vote on matters pertaining to a Master Portfolio, the Company will hold a meeting of the Fund's shareholders and will cast its vote as instructed by Fund shareholders. The directors of the Company will vote shares for which they re-ceive no voting instructions in the same proportion as the shares for which they do receive voting instructions. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" sec-tion of the SAI.

  Whenever a Fund, as a Master Portfolio interestholder, is requested to vote on any matter submitted to interestholders of such Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions are voted in the same proportion as the votes received from Fund shareholders. If a Master Portfolio's investment objective or policies are changed, the corresponding Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching ob-jective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' invest-ments in that Fund.

INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, serves as independent auditors for the Company.

LEGAL COUNSEL

  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Company.

INFORMATION ON THE FUNDS

  The Company provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds including additional information on performance. Shareholders may obtain a copy of the Company's most recent annual report without charge by phoning 1-800-776-0179.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE COMPANY'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OF-FERING MAY NOT LAWFULLY BE MADE.

                  APPENDIX -- ADDITIONAL INVESTMENT POLICIES

PORTFOLIO SECURITIES

  To the extent set forth in this Prospectus, each Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RISKS OF THE LIFEPATH FUNDS, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RISKS OF THE CORRESPONDING MAS-TER PORTFOLIOS.

  U.S. GOVERNMENT OBLIGATIONS -- The LifePath Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include se-curities issued or guaranteed as to principal and interest by the U.S. Govern-ment, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or
(ii) may be backed solely by the issuing or guaranteeing agency or instrumen-tality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obli-gation for ultimate repayment, which agency or instrumentality may be pri-vately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obli-gated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their struc-ture or contract terms.

  SECURITIES OF NON-U.S. ISSUERS -- The Funds may invest in certain securities of non-U.S. issuers as discussed below.

  Obligations of Foreign Governments, Supranational Entities and Banks -- Each LifePath Fund may invest in U.S. dollar-denominated short-term obligations is-sued or guaranteed by one or more foreign governments or any of their politi-cal subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Fund may in-vest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or sup-ported by gov-ernmental entities to promote economic reconstruction or development and in-ternational banking institutions and related government agencies. Examples in-clude the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets in-vested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and fi-nancial markets of the countries in which the investments are made and the in-terest rate climate of such countries.

  Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

  Foreign Equity Securities and Depositary Receipts -- Each LifePath Fund's assets may be invested in equity securities of foreign issuers and American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers.

  ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically is-sued by a United States bank or trust company which evidence ownership of un-derlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evi-dence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each LifePath Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited se-curity. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility fre-quently is under no obligation to distribute shareholder communications re-ceived from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

  FLOATING- AND VARIABLE-RATE OBLIGATIONS -- Each LifePath Fund may purchase debt instruments with interest rates that are peri-odically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

  MORTGAGE-RELATED SECURITIES -- Each LifePath Fund may invest in mortgage-re-lated securities ("MBSs"), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mort-gages is used to pay principal and interest on the securities. MBSs are assem-bled for sale to investors by various government-sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA"). Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates).

  GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the full and timely payment of prin-cipal and interest by GNMA and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guaran-tee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, Ginnie Maes are backed by the full faith and credit of the federal government. In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") which are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government). FNMA is a government-sponsored enterprise which is also a private corporation whose stock trades on the NYSE. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC is a government-sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of prin-cipal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable.

  FUTURES CONTRACTS AND OPTIONS TRANSACTIONS -- Each LifePath Fund may use futures as a substitute for a comparable market position in the underlying se-curities.

  A futures contract is an agreement between two parties, a buyer and a sell-er, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally in-volves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Conse-quently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

  Although each of the Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any par-ticular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash margin payments.

  Stock Index Futures and Options on Stock Index Futures -- Each LifePath Fund may invest in stock index futures and options on stock index futures as a sub-stitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), ef-fectively, an amount of cash equal to a specific dollar amount times the dif-ference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assur-ance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

  Interest-Rate Futures Contracts and Options on Interest-Rate Futures Con-tracts -- Each LifePath Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price move-ments in the options on interest rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

  Interest-Rate and Index Swaps -- Each LifePath Fund may enter into interest-rate and index swaps in pursuit of their investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include div-idends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usu-ally enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segre-gated account on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agree-ments related to the transaction.

  The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that a Fund contractually is entitled to receive.

  Foreign Currency and Futures Transactions -- Foreign currency transactions may occur on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or on a forward basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a set price on a future date which must be more than two days from the date of the con-tract. The forward foreign currency market offers less protection against de-fault than is available when trading currencies on an exchange, since a for-ward currency contract is not guaranteed by an exchange or clearinghouse. Therefore, a default on a forward currency contract would deprive a LifePath Fund of unrealized profits or force such Fund to cover its commitments for purchase or resale, if any, at the current market price.

  Each LifePath Fund may combine forward currency exchange contracts with in-vestments in securities denominated in other currencies.

  Each LifePath Fund also may maintain short positions in forward currency ex-change transactions, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency such Fund contracted to receive in the exchange.

  Unlike trading on domestic futures exchanges, trading on foreign futures ex-changes is not regulated by the Commodity Futures Trading Commission (the "CFTC") and generally is subject to greater risks than trading on domestic ex-changes. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. BGFA, however, considers on an ongoing basis the creditworthiness of such counterparties. In addition, any profits that a LifePath Fund might realize in trading could be eliminated by adverse changes in the exchange rate; adverse exchange rate changes also could cause a Fund to incur losses. Transactions on foreign exchanges may include both futures con-tracts which are traded on domestic exchanges and those which are not. Such transactions may also be subject to withholding and other taxes imposed by foreign governments.

  INVESTMENT COMPANY SECURITIES -- Each Master Portfolio may invest in securi-ties issued by other investment companies which principally invest in securi-ties of the type in which the Master Portfolio invests. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited to, sub-ject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Port-folio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Investments in the securi-ties of other investment companies generally will involve duplication of advi-sory fees and certain other expenses. The Master Portfolio may also purchase shares of exchange listed closed-end funds.

  ILLIQUID SECURITIES -- Each LifePath Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

  SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS -- Each LifePath Fund may invest in the following high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' ac-ceptances, fixed time deposits and other obligations of domestic banks (in-cluding foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA or Wells Fargo Bank; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable qual-ity to obligations of U.S. banks which may be purchased by the Fund.

  Bank Obligations -- Each Fund may invest in bank obligations, including cer-tificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

  Certificates of deposit are negotiable certificates evidencing the obliga-tion of a bank to repay funds deposited with it for a specified period of time.

  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank In-surance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include unin-sured, direct obligations, bearing fixed, floating- or variable-interest rates.

  Commercial Paper and Short-Term Corporate Debt Instruments --Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corpora-tions to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pur-suant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser and/or sub-adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

  Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser and/or sub-adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the ob-ligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

  Repurchase Agreements -- Each Fund may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agree-ment transactions with other funds advised by BGFA.

  FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSAC-TIONS -- Each Fund may purchase or sell securities on a when-issued or de-layed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities pur-chased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of ac-quiring them, a Fund may dispose of securities purchased on a when-issued, de-layed-delivery or a forward commitment basis before settlement when deemed ap-propriate by the adviser.

  BORROWING MONEY -- As a fundamental policy, each Fund is permitted to borrow to the extent permitted under the 1940 Act. However, each Fund currently in-tends to borrow money only for temporary or emergency (not leveraging) purpos-es, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, the Fund will not make any new investments.

  LOANS OF PORTFOLIO SECURITIES -- Each Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individu-als) in order to increase the return on such Fund's portfolio.

The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are market-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insol-vency of the borrower. In either of these cases, a Fund could experience de-lays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker.

  CONVERTIBLE SECURITIES -- Each LifePath Fund may purchase fixed-income con-vertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securi-ties are senior to common stock in a corporation's capital structure, but usu-ally are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a con-vertible security also affords an investor the opportunity, through its con-version feature, to participate in the capital appreciation of the common stock into which it is convertible.

  In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "con-version value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and gen-erally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

  RATINGS -- The ratings of Moody's, S&P, Fitch and Duff represent their opin-ions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and prin-cipal payments, they do not evaluate the market value risk of such obliga-tions. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, BGFA also evalu-ates such obligations and the ability of their issuers to pay interest and principal. Each Fund relies on BGFA's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, BGFA takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events.

CERTAIN FUNDAMENTAL POLICIES

  Each Fund and Master Portfolio may (i) borrow money to the extent permitted under the 1940 Act; (ii) invest up to 5% of its total assets in the obliga-tions of any single issuer, except that up to 25% of the value of the total assets of such Fund or Master Portfolio may be invested and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and (iii) invest up to 25% of the value of its total assets in the securities of issuers in a particular industry or group of closely related industries, provided there is no limita-tion on the purchase of obligations issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities. This paragraph describes fundamental policies that cannot be changed as to a Fund or Master Portfolio without ap-proval by the holders of a majority (as defined in the 1940 Act) of the out-standing voting securities of such Fund or Master Portfolio, as the case may be. See "Investment Objectives and Management Policies -- Investment Restric-tions" in the SAI.

CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES

  Each Fund and Master Portfolio may (i) purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase does not cause the value of its investments in all such companies to exceed 5% of the value of its total assets; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (iii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment Ob-jectives and Management Policies -- Investment Restrictions" in the SAI.

                   SPONSOR, DISTRIBUTOR AND CO-ADMINISTRATOR
                                 Stephens Inc.
                             Little Rock, Arkansas

                             CO-ADMINISTRATOR

                     Barclays Global Investors, N.A.

                        San Francisco, California

                              INVESTMENT ADVISER
                         Barclays Global Fund Advisors
                           San Francisco, California

                                   CUSTODIAN
                        Investors Bank & Trust Company
                             Boston, Massachusetts

                 TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                            Wells Fargo Bank, N.A.
                           San Francisco, California

                                 LEGAL COUNSEL
                            Morrison & Foerster LLP
                               Washington, D.C.

                             INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                           San Francisco, California

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMI-NAL OFFENSE.

MASTERWORKSFunds
c/o Wells Fargo Bank, N.A.
Transfer Agent
525 Market Street
San Francisco, CA 94105

                             Cross Reference Sheet
                             ---------------------

                    ASSET ALLOCATION FUND, BOND INDEX FUND,
                    ---------------------------------------
                     GROWTH STOCK FUND, S&P 500 STOCK FUND,
                     --------------------------------------
                       SHORT-INTERMEDIATE TERM FUND, AND
                       ---------------------------------
                         U.S. TREASURY ALLOCATION FUND
                         -----------------------------


Form N-1A Item Number
---------------------

Part A       Prospectus Captions
------       -------------------

 1          Cover Page
 2          Prospectus Summary;  Summary of Fund Expenses
 3          Financial Highlights
 4          Management of the Funds
            Appendix - Additional Investment Policies
 5          Prospectus Summary
            Management of the Funds
 6          Management of the Funds
            Dividends and Distributions
            Taxes
 7          How to Buy Shares
            Exchange Privilege
            Share Value
 8          How to Redeem Shares
 9          Not Applicable

Part B      Statement of Additional Information Captions
------      --------------------------------------------

10          Cover Page
11          Table of Contents
12          General Information
            Other
13          Investment Restrictions
            Additional Permitted Investment Activities
            Appendix
14          Management
15          Management
16          Management
            Independent Auditors
            Counsel
17          Portfolio Transactions
18          Capital Stock
19          Determination of Net Asset Value
            Purchase and Redemption of Shares
20          Taxes
21          Management
22          Performance Information
23          Financial Information

Part C      General Information
------      -------------------

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

Prospectus
June 30, 1997              ASSET ALLOCATION Fund
                           BOND INDEX Fund
                           GROWTH STOCK Fund
                           S&P 500 STOCK Fund
                           SHORT-INTERMEDIATE
                           TERM Fund
                           U.S. TREASURY
                           ALLOCATION Fund


Bond

Stock

Strategy


                                Advised by Barclays Global Fund Advisors
                                Sponsored and distributed by Stephens Inc., Member NYSE/SIPC
                                MASTERWORKS Funds

  MasterWorks Funds Inc. (the "Company") is an open-end, management investment company. This Prospectus contains information about six of the Company's funds -- the ASSET ALLOCATION, BOND INDEX, GROWTH STOCK, S&P 500 STOCK, SHORT-INTERMEDIATE TERM and U.S. TREASURY ALLOCATION FUNDS (collectively the "Funds").

  Please read this Prospectus before investing and retain it for future refer-ence. It sets forth concisely the information about the Funds that an investor should know before investing. A Statement of Additional Information ("SAI") dated June 30, 1997 containing additional information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available without charge by calling the Company at 1-800-776-0179 or by writing the Company at the address printed on the back of the Prospectus.

                             --------------------

AS WITH ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAP-PROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMIS-SION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             --------------------

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, BARCLAYS GLOBAL INVESTORS, N.A. OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN IN-VESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                            MASTERWORKS FUNDS INC.
                             ASSET ALLOCATION FUND
                                BOND INDEX FUND
                               GROWTH STOCK FUND
                              S&P 500 STOCK FUND
                         SHORT-INTERMEDIATE TERM FUND
                         U.S. TREASURY ALLOCATION FUND


                                  PROSPECTUS
                                 JUNE 30, 1997

HOW THE FUNDS WORK

  Each Fund invests all of its assets in a corresponding Master Portfolio (each, a "Master Portfolio") of Master Investment Portfolio ("MIP") or Managed Series Investment Trust ("MSIT"), each an open-end, management investment com-pany, rather than in a portfolio of securities. Each Fund has substantially the same investment objective as the corresponding Master Portfolio and each Fund's investment experience corresponds directly with the respective Master Portfolio's investment experience. Interests in a Master Portfolio may be pur-chased only by other investment companies or other accredited investors. Ref-erences to a "Fund" are to the Fund or its corresponding Master Portfolio, as the context requires.

  The ASSET ALLOCATION FUND invests in a mix of stocks included in the Stan-dard & Poor's 500 Stock Index (the "S&P 500 Index"), U.S. Treasury bonds, and high-quality money market instruments (including certificates of deposit and Treasury bills). The allocation of investments in the Fund's portfolio among these asset classes is based on the expected risk and returns of each asset class as compared to the other asset classes.

  The BOND INDEX FUND seeks to match the performance of the Lehman Brothers Government/Corporate Bond Index by investing in many of the bonds found in such Index. This Index includes most of the bonds issued by the U.S. Treasury, U.S. government agencies, and high quality, investment grade bonds issued by U.S. corporations.

  The GROWTH STOCK FUND seeks to outperform the S&P 500 Index over periods of three to five years. The Fund invests primarily in common stocks of growth-oriented, small- and medium-sized corporations.

  The S&P 500 STOCK FUND is an index fund. The Fund seeks to match the perfor-mance of the S&P 500 Index by investing in a representative sample of the stocks found in such Index. The S&P 500 Index, a widely recognized benchmark for U.S. stocks, currently represents about 75% of the value of all publicly traded common stocks in the U.S. The Fund is broadly diversified since the S&P 500 Index includes 500 established companies representing different sectors of the U.S. economy (industrial, utilities, financial, and transportation) and the Fund invests in a representative sample of the Index.

  The SHORT-INTERMEDIATE TERM FUND seeks to provide total returns higher than those of the Lehman Brothers Intermediate Government/Corporate Bond Index. It pursues this goal by investing in a broad range of securities with short- to intermediate-term maturities (two to five years) including U.S. government ob-ligations, corporate bonds, mortgage- and asset-backed securities, and money market instruments.

  The U.S. TREASURY ALLOCATION FUND seeks to achieve over the long term a high level of total return consistent with reasonable risk by investing in a mix of U.S. Treasury securities, including long-term U.S. Treasury bonds, intermedi-ate-term U.S. Treasury notes, and short-term U.S. Treasury bills. The alloca-tion of investments in the Fund's portfolio among each class of U.S. Treasury securities is based on the expected risk and return of each asset class as compared to the other asset classes.

BARCLAYS GLOBAL FUND ADVISORS  IS THE INVESTMENT ADVISER TO THE MASTER PORTFO-
 LIOS  AND TOGETHER WITH ITS AFFILIATES PROVIDES OTHER SERVICES TO THE  FUNDS
  AND  MASTER PORTFOLIOS FOR WHICH  IT IS COMPENSATED. STEPHENS INC.,  WHICH
   IS  NOT AFFILIATED WITH  BARCLAYS GLOBAL FUND  ADVISORS, IS THE  SPONSOR
    AND CO-ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR THE COMPANY.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                        --------
Prospectus Summary.....................................................     1
Summary of Fund Expenses...............................................     6
Explanation of Tables..................................................     7
Financial Highlights...................................................     9
The Funds..............................................................    15
Management of the Funds................................................    36
How to Buy Shares......................................................    41
How to Redeem Shares...................................................    44
Exchange Privilege.....................................................    48
Share Value............................................................    48
Dividends and Distributions............................................    49
Taxes..................................................................    50
General Information....................................................    51
                                                                        APPENDIX
                                                                        --------
Additional Investment Policies.........................................   A-1

                              PROSPECTUS SUMMARY

  The following summary provides investors with basic information about the Funds. For more information, please refer specifically to the identified Pro-spectus sections and generally to the Prospectus and SAI.

Q.  WHO CAN INVEST IN THE FUNDS?

A. Shares of the Funds are offered primarily to a select group of investors. These include:

  . Participants in employee benefit plans ("Benefit Plans"), including re-tirement plans, who have appointed one of the Company's Shareholder Ser-vicing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrangement with a Shareholder Servicing Agent that permits investments in Fund shares, and individuals who invest pursuant to an agreement be-tween a Benefit Plan and a Shareholder Servicing Agent.

  . Investors using proceeds that are being rolled over directly from a qualified Benefit Plan to an Individual Retirement Account ("IRA") pur-suant to arrangements between the sponsor or other agent of the quali-fied Benefit Plan and a Shareholder Servicing Agent, or who have estab-lished a tax-deferred retirement plan with a Shareholder Servicing Agent.

  . Investors who have an account arrangement with one of the Company's
    Shareholder Servicing Agents that permits investments in Fund shares.

  . Investors who have made arrangements with Barclays Global Investors, N.A. ("BGI") and invest at least $1 million in a Fund.

  See "How To Buy Shares."

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUNDS?

A. Investments in a Fund are not bank deposits or obligations of Barclays Global Fund Advisors ("BGFA") or BGI, are not insured by the Federal De-posit Insurance Corporation ("FDIC"). Investments in the Funds are not in-sured or guaranteed against loss of principal. When the value of the port-folio securities in which the Funds invest declines, so does the value of Fund shares. Therefore, investors should be prepared to accept some risk with the money invested in the Funds.

  The stock investments of the Funds are subject to equity market risk. Eq-uity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices gener-ally rise and periods when prices generally decline. Throughout the first six months of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue.

  The portfolio debt instruments of the Funds are subject to credit and in-terest rate risk. Credit risk is the risk that issuers of the debt instru-ments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest. The value of the Funds' portfolio debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to po-tentially greater price fluctuation than obligations with shorter maturi-ties. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable-rate or floating-rate features. In addition, some of the asset-backed securities in which the Short-Intermediate Term Fund may invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying ob-ligations slow, thereby lengthening the duration and potentially reducing the value of these securities.

  Because the Asset Allocation and U.S. Treasury Allocation Funds may shift their investment allocations significantly from time to time, each Fund's performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction costs. Portfolio turn-over also can generate short-term capital gains tax consequences. During those periods in which a high percentage of each Fund's portfolio is in-vested in long-term bonds, the Fund's exposure to interest-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than shorter-term securities.

  The Growth Stock Fund may invest a significant portion of its assets in the securities of smaller and newer issuers. Investments in such companies may present opportunities for capital appreciation because of high poten-tial earnings growth. However, such investments may present greater risks than investments in larger-size companies with more established operating histories, diverse product lines and financial capacity. Securities of small and new companies generally trade less frequently or in limited volume, or only in the over-the-counter market or on a regional securities exchange. As a result, the prices of such securities may be more volatile than those of larger, more established companies and, as a group, these securities may suffer more severe price declines during periods of generally declining equity prices.

  As with all mutual funds, there is no assurance that a Fund will achieve its investment objective.

  See "The Funds -- Risk Considerations" and "Appendix -- Additional Invest-ment Policies."

Q.  HOW DO I INVEST IN THE FUNDS?

A. Shares of the Funds can be purchased by establishing an account arrange-ment with a designated Shareholder Servicing Agent. Shares may be pur-chased at net asset value on any day the Funds are open for business (a "Business Day"). The Funds are open for business Monday through Friday and are closed on standard New York Stock Exchange ("NYSE") holidays.

  To invest in the Funds contact a Shareholder Servicing Agent to receive information and an Account Application. An Account Application must be completed and signed to open an account.

  See "How to Buy Shares."

Q.  WHO MANAGES MY INVESTMENTS?

A. BGFA, as the investment adviser to the Master Portfolios, manages the in-vestments of each Master Portfolio. The Company has not retained the serv-ices of a separate investment adviser for the Funds because each Fund in-vests all of its assets in the corresponding Master Portfolio. As of April 30, 1997, BGFA and its affiliates provided investment advisory services for approximately $429 billion of assets.

  See "Management of the Funds."

Q.  WHAT ARE THE FEES FOR INVESTING?

A. Unlike certain other mutual funds which charge sales loads or other trans-action fees, the Funds do not impose shareholder transaction fees on the purchase, redemption or exchange of their shares.

    Shareholder Servicing Agents, in accordance with the terms of their cus-tomer account arrangements, may charge additional fees for maintaining customer accounts.

  See "Management of the Funds."

Q.  HOW ARE THE FUNDS' INVESTMENTS VALUED?

A. The price per share or "net asset value" of each Fund is based on the net asset value of interests in the corresponding Master Portfolio. The net asset value of interests in a Master Portfolio is based on the total value of the portfolio securities owned by the Master Portfolio (plus cash and other assets, net of liabilities) divided by the number of outstanding in-terests in the Master Portfolio. A new net asset value for each Fund and Master Portfolio is calculated on each Business Day.

  See "Share Value."

Q.  DO THE FUNDS PAY DIVIDENDS?

A. The Growth Stock Fund and the S&P 500 Stock Fund each intend to pay quar-terly dividends consisting of substantially all of their net investment income and annual distributions consisting of substantially all of their net realized capital gains. The Asset Allocation Fund, Bond Index Fund, Short-Intermediate Term Fund and the U.S. Treasury Allocation Fund intend to pay monthly dividends consisting of substantially all of their net in-vestment income and annual distributions consisting of substantially all of their net realized capital gains. All dividends and distributions are automatically reinvested at net asset value in shares of the Fund paying the dividend or distribution, unless payment in cash is requested and your arrangement with a Shareholder Servicing Agent permits the processing of cash payments. Each reinvestment increases the total number of shares held by the shareholder.

  See "Dividends and Distributions."

Q.  ARE EXCHANGES TO OTHER FUNDS PERMITTED?

A. Yes. The exchange privilege enables an investor to exchange Fund shares for shares of another fund offered by the Company provided such shares are offered for sale in the investor's state of residence.

  See "Exchange Privilege."

Q.  HOW DO I REDEEM SHARES?

A. Shares of the Funds may be redeemed at net asset value without the imposi-tion of a sales charge or redemption fee on any Business Day. For more in-formation contact your Shareholder Servicing Agent.

  See "How to Redeem Shares."

                           SUMMARY OF FUND EXPENSES

                      ANNUAL FUND OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                             ASSET
                                           ALLOCATION  BOND INDEX  GROWTH STOCK
                                              FUND        FUND         FUND
                                           ---------- ------------ -------------
Management Fees...........................   0.35%       0.08%         0.58%
 (after waivers and reimbursements)/1/
Co-Administration Fees....................   0.40%       0.15%         0.18%
                                             -----       -----         -----
TOTAL FUND OPERATING EXPENSES.............   0.75%       0.23%         0.76%
 (after waivers and reimbursements)/2/
                                                         SHORT-    U.S. TREASURY
                                            S&P 500   INTERMEDIATE  ALLOCATION
                                           STOCK FUND  TERM FUND       FUND
                                           ---------- ------------ -------------
Management Fees...........................   0.05%       0.45%         0.30%
Co-Administration Fees....................   0.15%       0.18%         0.40%
                                             -----       -----         -----
TOTAL FUND OPERATING EXPENSES ............   0.20%       0.63%         0.70%

-----------

/1Management/Fees (before waivers and reimbursements) would be 0.60% for the
  Growth Stock Fund.
/2Total/Fund Operating Expenses (before waivers and reimbursements) would be 0.78% for the Growth Stock Fund.

EXAMPLE OF EXPENSES

An investor would pay the following expenses on a $1,000 investment in a Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time pe-riod:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Asset Allocation Fund...........................  $ 8     $24     $42     $93
Bond Index Fund.................................  $ 2     $ 7     $13     $29
Growth Stock Fund...............................  $ 8     $24     $42     $94
S&P 500 Stock Fund..............................  $ 2     $ 6     $11     $26
Short-Intermediate Term Fund....................  $ 6     $20     $35     $79
U.S. Treasury Allocation Fund...................  $ 7     $22     $39     $87

                             EXPLANATION OF TABLES

  The purpose of the foregoing tables is to assist an investor in understand-ing the various fees and expenses that an investor in the Funds will pay di-rectly or indirectly. The foregoing tables reflect expenses for each of the Funds at both the Fund and the Master Portfolio levels. The tables do not re-flect any charges that may be imposed by Shareholder Servicing Agents or Sell-ing Agents, including BGI, directly on customer accounts in connection with an investment in the Funds. The following provides a general explanation of the information provided in the tables for each of the Funds.

  ANNUAL FUND OPERATING EXPENSES reflect the level of ongoing fees expected to be in effect during the current fiscal year. "Management Fees" reflects the amounts paid for such services during the most recently completed fiscal year. "Co-Administration Fees" reflects the contractual level of such fees currently payable by each Fund. BGFA, BGI and Stephens each, in its sole discretion, may waive or reimburse all or a portion of its respective fees charged to, or ex-penses paid by, a Fund or Master Portfolio. Any waivers or reimbursements would reduce a Fund's total expenses and have a favorable impact on its per-formance. For more complete descriptions of the various costs and expenses you can expect to incur as an investor in the Funds, please see the Prospectus section captioned "Management of the Funds."

  EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associ-ated with a $1,000 investment in the Funds over stated periods, based on the expenses in the table above and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of actual or ex-pected Fund performance. In addition, the Example of Expenses should not be considered a representation of past or future expenses; actual expenses and returns may be greater or less than those shown above.

  With regard to the combined fees and expenses of the Funds and the Master Portfolios, the Company's Board of Directors has considered whether the vari-ous costs and benefits of investing all of each Fund's assets in the corre-sponding Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities di-rectly. The Company's Board of Directors believes that the aggregate per share expenses of a Fund and its corresponding Master Portfolio will be less than or approximately equal to the expenses such Fund would incur if it directly ac-quired and managed the type of securities held by its corresponding Master Portfolio. The

Company's Board of Directors believes that if other investors invest their as-sets in the Master Portfolios, certain economic efficiencies may be realized with respect to the Master Portfolios. For example, fixed expenses that other-wise would have been borne solely by a Fund would be spread across a larger asset base provided by more than one fund investing in a Master Portfolio. There can be no assurance that these economic efficiencies will be achieved. See "Management of the Funds" for more complete descriptions of the various costs and expenses applicable to investors in each of the Funds.

  Other mutual funds and accredited investors may invest in the Master Portfo-lios. The expenses and, accordingly, the investment returns of such other mu-tual funds may differ from those of the Funds. Information about other invest-ment options in the Master Portfolios may be obtained by calling Stephens at 1-800-643-9691.

                                     * * *

                             FINANCIAL HIGHLIGHTS

                      (FOR A SHARE OUTSTANDING AS SHOWN)

  The following information has been derived from the Financial Highlights in-cluded in the Funds' financial statements for the fiscal year ended February 28, 1997. The financial statements are incorporated by reference into the Funds' SAI and have been audited by KPMG Peat Marwick LLP, independent audi-tors, whose report thereon dated April 11, 1997, also is incorporated by ref-erence into the SAI. This information should be read in conjunction with the financial statements and the notes thereto. The SAI has been incorporated by reference into this Prospectus.

ASSET ALLOCATION FUND

                                 YEAR         YEAR         YEAR        PERIOD
                                ENDED        ENDED        ENDED        ENDED
                             FEBRUARY 28, FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,
                                 1997         1996         1995       1994(1)
                             ------------ ------------ ------------ ------------
Net Asset Value, beginning
 of period.................    $  11.83     $   9.93     $  10.19     $  10.00
Income from investment
 operations:
 Net investment income.....        0.47         0.40         0.44         0.23
 Net realized and
  unrealized gain(loss) on
  investments..............        1.02         1.90        (0.14)        0.28
                               --------     --------     --------     --------
Total from investment
 operations................        1.49         2.30         0.30         0.51
Less distributions:
 From net investment
  income...................       (0.47)       (0.40)       (0.44)       (0.23)
 From net realized gains...       (0.73)        0.00        (0.12)       (0.09)
                               --------     --------     --------     --------
Total distributions........       (1.20)       (0.40)       (0.56)       (0.32)
                               --------     --------     --------     --------
Net Asset Value, end of
 period....................    $  12.12     $  11.83     $   9.93     $  10.19
                               ========     ========     ========     ========
Total return (not
 annualized)...............       13.09%       23.54%        3.28%        5.14%
Ratios/Supplemental data:
 Net assets, end of period
  (000)....................    $431,585     $397,930     $293,696     $217,140
Number of shares
 outstanding, end of period
 (000).....................      35,613       33,634       29,585       21,303
Ratios to average net
 assets(2)
 Ratio of expenses to
  average net assets.......        0.75%        0.75%        0.75%        0.79%
 Ratio of net investment
  income to average net
  assets...................        3.95%        3.62%        4.62%        3.47%
Portfolio turnover+........          43%          40%          24%          33%
Average commission rate
 paid......................    $ 0.0335++        --           --           --
Ratio of expenses to
 average net assets prior
 to waived fees and
 reimbursed expenses.......         N/A          N/A         0.76%        0.80%
Ratio of net investment
 income to average net
 assets prior to waived
 fees and reimbursed
 expenses..................         N/A          N/A         4.61%        3.46%

-----------
(1) The Fund commenced operations on July 2, 1993.

(2) Ratios include expenses charged by the Master Portfolio.

+ On May 26, 1994 the Fund was reorganized and began investing all of its as-sets in the corresponding Master Portfolio of MIP. The portfolio turnover rates for the fiscal year ended February 29, 1996 and thereafter reflect activity by the Master Portfolio.The rate shown for the fiscal year ended 1995 is for the period from March 1, 1994 to May 25, 1994. The portfolio turnover rate for the period beginning May 26, 1994 and ending February 28, 1995 was 23% and reflects activity by the Master Portfolio which was au-dited by other auditors.
++ The average commission rate paid reflects activity by the Master Portfolio during the fiscal year ended February 28, 1997. For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary depending on, among other things, the mix of trades, trading practices and commission rate structures.

BOND INDEX FUND

                                YEAR         YEAR         YEAR        PERIOD
                               ENDED        ENDED        ENDED        ENDED
                            FEBRUARY 28, FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,
                                1997         1996         1995       1994(1)
                            ------------ ------------ ------------ ------------
Net Asset Value, beginning
 of period.................   $   9.66     $  9.20      $  9.76      $ 10.00
Income from investment
 operations:
 Net investment income.....       0.63        0.64         0.64         0.38
 Net realized and
  unrealized gain(loss) on
  investments..............      (0.23)       0.46        (0.56)       (0.24)
                              --------     -------      -------      -------
Total from investment
 operations................       0.40        1.10         0.08         0.14
Less distributions:
 From net investment
  income...................      (0.63)      (0.64)       (0.64)       (0.38)
 From net realized gains...       0.00        0.00         0.00         0.00
                              --------     -------      -------      -------
Total distributions........      (0.63)      (0.64)       (0.64)       (0.38)
                              --------     -------      -------      -------
Net Asset Value, end of
 period....................   $   9.43     $  9.66      $  9.20      $  9.76
                              --------     -------      -------      -------
Total return (not
 annualized)...............       4.32%      12.17%        1.12%        1.38%
Ratios/Supplemental data:
 Net assets, end of period
  (000)....................   $129,469     $58,090      $18,593      $14,899
 Number of shares
  outstanding, end of
  period (000).............     13,736       6,016        2,020        1,526
Ratios to average net
 assets (annualized)(2)
 Ratio of expenses to
  average net assets.......       0.23%       0.23%        0.23%        0.31%
 Ratio of net investment
  income to average net
  assets...................       6.69%       6.67%        7.08%        5.88%
Portfolio turnover+........         39%         21%         14%           20%
Ratio of expenses to
 average net assets prior
 to waived fees and
 reimbursed expenses.......       0.32%       0.53%        0.71%        0.32%
Ratio of net investment
 income to average net
 assets prior to waived
 fees and reimbursed
 expenses..................       6.60%       6.37%        6.61%        5.87%

-----------
(1) The Fund commenced operations on July 2, 1993.

(2) Ratios include expenses charged by the Master Portfolio.

+ On May 26, 1994 the Fund was reorganized and began investing all of its as-sets in the corresponding Master Portfolio of MIP. The portfolio turnover rates for the fiscal year ended February 29, 1996 and thereafter reflect ac-tivity by the Master Portfolio. The rate shown for the fiscal year ended 1995 is for the period from March 1, 1994 to May 25, 1994. The portfolio turnover rate for the period beginning May 26, 1994 and ending February 28, 1995 was 37% and reflects activity by the Master Portfolio which was audited by other auditors.

GROWTH STOCK FUND

                                YEAR         YEAR         YEAR        PERIOD
                               ENDED        ENDED        ENDED        ENDED
                            FEBRUARY 28, FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,
                                1997         1996         1995       1994(1)
                            ------------ ------------ ------------ ------------
Net Asset Value, beginning
 of period.................   $  14.78     $  11.64     $ 11.52      $ 10.00
Income from investment
 operations:
 Net investment income
  (loss)...................      (0.06)       (0.01)       0.00        (0.01)
 Net realized and
  unrealized gain (loss) on
  investments..............      (0.43)        4.82        0.19         1.86
                              --------     --------     -------      -------
Total from investment
 operations................       0.49         4.81        0.19         1.85
Less distributions:
 From net investment
  income...................       0.00        (0.01)       0.00         0.00
 From net realized gains...      (0.22)       (1.66)      (0.07)       (0.33)
                              --------     --------     -------      -------
Total distributions........      (0.22)       (1.67)      (0.07)       (0.33)
                              --------     --------     -------      -------
Net Asset Value, end of
 period....................   $  14.07     $  14.78     $ 11.64      $ 11.52
                              ========     ========     =======      =======
Total return (not
 annualized)...............      (3.46)%      42.10%       1.70%       18.65%
Ratios/supplemental data:
 Net assets, end of period
  (000)....................   $213,218     $178,584     $96,925      $45,443
 Number of shares
  outstanding, end of
  period (000).............     15,156       12,084       8,330        3,945
Ratios to average net
 assets (annualized)(2)
 Ratio of expenses to
  average net assets.......       0.76%        0.76%       0.76%        0.80%
 Ratio of net investment
  income (loss) to average
  net assets...............      (0.41)%      (0.12)%     (0.02)%      (0.18)%
Portfolio turnover+........        129%         145%         27%         104%
Average commission rate
 paid......................   $ 0.0777++        --          --           --
Ratio of expenses to
 average net assets prior
 to waived fees and
 reimbursed expenses.......       0.81%        0.86%       0.87%        0.80%
Ratio of net investment
 income (loss) to average
 net assets prior to waived
 fees and reimbursed
 expenses..................      (0.46)%      (0.22)%     (0.12)%      (0.18)%

-----------
(1) The Fund commenced operations on July 2, 1993.

(2) Ratios include expenses charged by the Master Portfolio.

+ On May 26, 1994 the Fund was reorganized and began investing all of its as-sets in the corresponding Master Portfolio of MSIT. The portfolio turnover rates for the fiscal years ending February 29, 1996 and thereafter reflect activity by the Master Portfolio. The rate shown for the fiscal year ended 1995 is for the period from February 28, 1994 to May 25, 1994. The portfo-lio turnover rate for the period beginning May 26, 1994 and ended February 28, 1995 was 93% and reflects activity by the Master Portfolio which was audited by other auditors.
++ The average commission rate paid reflects activity by the Master Portfolio during the fiscal year ended February 28, 1997. For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary depending on, among other things, the mix of trades, trading practices and commission rate structures.

S&P 500 STOCK FUND

                                YEAR          YEAR         YEAR        PERIOD
                               ENDED         ENDED        ENDED        ENDED
                            FEBRUARY 28,  FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,
                                1997          1996         1995       1994(1)
                            ------------  ------------ ------------ ------------
Net Asset Value, beginning
 of period................   $    14.02     $  10.83     $  10.50     $  10.00
Income from investment
 operations:
 Net investment income....         0.32         0.31         0.27         0.16
 Net realized and
  unrealized gain (loss)
  on investments..........         3.23         3.36         0.41         0.47
                             ----------     --------     --------     --------
Total from investment
 operations...............         3.55         3.67         0.68         0.63
Less distributions:
 From net investment
  income..................        (0.32)       (0.30)       (0.27)       (0.12)
 From net realized gains..        (0.22)       (0.18)       (0.08)       (0.01)
                             ----------     --------     --------     --------
Total distributions.......        (0.54)       (0.48)       (0.35)       (0.13)
                             ----------     --------     --------     --------
Net Asset Value, end of
 period...................   $    17.03     $  14.02     $  10.83     $  10.50
                             ==========     ========     ========     ========
Total return (not
 annualized)..............        25.82%       34.35%        6.71%        6.30%
Ratios/supplemental data:
 Net assets, end of period
  (000)...................   $1,423,024     $882,696     $448,776     $122,391
 Number of shares
  outstanding, end of
  period (000)............       83,551       62,951       41,427       11,653
Ratios to average net
 assets (annualized)(2)
 Ratio of expenses to
  average net assets......         0.20%        0.20%        0.21%        0.27%
 Ratio of net investment
  income to average net
  assets..................         2.15%        2.52%        2.93%        2.46%
Portfolio turnover+.......            4%           2%           8%           4%
Average commission rate
 paid.....................   $   0.0625++        --           --           --
Ratio of expenses to
 average net assets prior
 to waived fees and
 reimbursed expenses......         0.22%        0.26%        0.25%        0.28%
Ratio of net investment
 income to average net
 assets prior to waived
 fees and reimbursed
 expenses.................         2.13%        2.46%        2.88%        2.45%

-----------
(1) The Fund commenced operations on July 2, 1993.

(2) Ratios include expenses charged by the Master Portfolio.

+ On May 26, 1994 the Fund was reorganized and began investing all of its as-sets in the corresponding Master Portfolio of MIP. The portfolio turnover rates for the fiscal years ending February 29, 1996 and thereafter reflect activity by the Master Portfolio. The rate shown for the fiscal year ended 1995 is for the period from March 1, 1994 to May 25, 1994. The portfolio turnover rate for the period beginning May 26, 1994 and ending February 28, 1995 was 5% and reflects activity by the Master Portfolio which was audited by other auditors.
++ The average commission rate paid reflects activity by the Master Portfolio during the fiscal year ended February 28, 1997. For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary depending on, among other things, the mix of trades, trading practices and commission rate structures.

SHORT-INTERMEDIATE TERM FUND

                                YEAR         YEAR         YEAR        PERIOD
                               ENDED        ENDED        ENDED        ENDED
                            FEBRUARY 28, FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,
                                1997         1996         1995       1994(1)
                            ------------ ------------ ------------ ------------
Net Asset Value, beginning
 of period.................   $  9.40      $  9.15      $  9.72       $10.00
Income from investment
 operations:
 Net investment income.....      0.60         0.65         0.64         0.42
 Net realized and
  unrealized gain (loss) on
  investments..............     (0.21)        0.25        (0.57)       (0.28)
                              -------      -------      -------       ------
Total from investment
 operations................      0.39         0.90         0.07         0.14
Less distributions:
 From net investment
  income...................     (0.60)       (0.65)       (0.64)       (0.42)
 From net realized gains...      0.00         0.00         0.00         0.00
                              -------      -------      -------       ------
Total distributions........     (0.60)       (0.65)       (0.64)       (0.42)
                              -------      -------      -------       ------
 Net Asset Value, end of
  period...................   $  9.19      $  9.40      $  9.15       $ 9.72
                              =======      =======      =======       ======
Total return (not
 annualized)...............      4.29%       10.07%        0.89%        1.42%
Ratios/supplemental data:
 Net assets, end of period
  (000)....................   $13,054      $13,704      $14,298       $5,258
 Number of shares
  outstanding, end of
  period (000).............     1,420        1,458        1,562          541
Ratios to average net
 assets (annualized)(2)
 Ratio of expenses to
  average net assets.......      0.65%        0.65%        0.65%        0.65%
 Ratio of net investment
  income to average net
  assets...................      6.48%        6.82%        7.07%        6.02%
Portfolio turnover+........        62%         105%          29%         277%
Ratio of expenses to
 average net assets prior
 to waived fees and
 reimbursed expenses.......      1.29%        1.44%        1.41%        0.65%
Ratio of net investment
 income to average net
 assets prior to waived
 fees and reimbursed
 expenses..................      5.84%        6.03%        6.32%        6.02%

-----------
(1) The Fund commenced operations on July 2, 1993.

(2) Ratios include expenses charged by the Master Portfolio.

+ On May 26, 1994 the Fund was reorganized and began investing all of its as-sets in the corresponding Master Portfolio of MSIT. The portfolio turnover rates for the fiscal years ending February 29, 1996 and thereafter reflect activity by the Master Portfolio. The rate shown for the fiscal year ended 1995 is for the period from February 28, 1994 to May 25, 1994. The portfo-lio turnover rate for the period beginning May 26, 1994 and ending February 28, 1995 was 96% and reflects activity of the Master Portfolio which was audited by other auditors.

U.S. TREASURY ALLOCATION FUND

                                YEAR         YEAR         YEAR        PERIOD
                               ENDED        ENDED        ENDED        ENDED
                            FEBRUARY 28, FEBRUARY 29, FEBRUARY 28, FEBRUARY 28,
                                1997         1996         1995       1994(1)
                            ------------ ------------ ------------ ------------
Net Asset Value, beginning
 of period.................   $  9.35      $  8.99      $  9.67      $ 10.00
Income from investment
 operations:
 Net investment income.....      0.56         0.51         0.59         0.39
 Net realized and
  unrealized gain (loss) on
  investments..............     (0.11)        0.36        (0.68)       (0.05)
                              -------      -------      -------      -------
Total from investment
 operations................      0.45         0.87        (0.09)        0.34
Less distributions:
 From net investment
  income...................     (0.56)       (0.51)       (0.59)       (0.39)
 From net realized gains...      0.00         0.00         0.00        (0.20)
 In excess of net realized
  gains....................      0.00         0.00         0.00        (0.08)
                              -------      -------      -------      -------
Total distributions........     (0.56)       (0.51)       (0.59)       (0.67)
                              -------      -------      -------      -------
Net Asset Value, end of
 period....................   $  9.24      $  9.35      $  8.99      $  9.67
                              =======      =======      =======      =======
Total return (not
 annualized)...............      4.99%        9.89%      (0.76)%        3.33%
Ratios/Supplemental data:
 Net assets, end of period
  (000)....................   $47,542      $51,632      $56,852      $58,216
 Number of shares
  outstanding, end of
  period (000).............     5,147        5,522        6,324        6,019
Ratios to average net
 assets (annualized)(2)
 Ratio of expenses to
  average net assets.......      0.70%        0.70%        0.70%        0.78%
 Ratio of net investment
  income to average net
  assets...................      6.03%        5.47%        6.52%        5.79%
Portfolio turnover+........       196%         325%          43%         210%
Ratio of expenses to
 average net assets prior
 to waived fees and
 reimbursed expenses.......      0.71%         N/A         0.72%        0.80%
Ratio of net investment
 income to average net
 assets prior to waived
 fees and reimbursed
 expenses..................      6.02%         N/A         6.50%        5.77%

-----------
(1) The Fund commenced operations on July 2, 1993.

(2) Ratios include expenses charged by the Master Portfolio.

+ On May 26, 1994 the Fund was reorganized and began investing all of its as-sets in the corresponding Master Portfolio of MIP. The portfolio turnover rates for the fiscal years ending February 29, 1996 and thereafter reflect activity by the Master Portfolio. The rate shown for fiscal year ended 1995 is for the period from March 1, 1994, to May 25, 1994. The portfolio turn-over rate for the period beginning May 26, 1994 and ending February 28, 1995 was 87% and reflects activity of the Master Portfolio which was audited by other auditors.

                                   THE FUNDS

INVESTMENT OBJECTIVE AND POLICIES

  The following is a summary of the investment objectives and policies of the Funds.

ASSET ALLOCATION FUND

  The Asset Allocation Fund seeks to achieve over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. This investment objective is fundamental and cannot be changed without shareholder approval. The Asset Allocation Fund seeks to achieve its investment objective by investing all of its assets in the Asset Allocation Master Portfolio of MIP, which has substan-tially the same fundamental investment objective as the Asset Allocation Fund.

  The Asset Allocation Master Portfolio seeks to achieve its objective by pur-suing an asset allocation strategy. This strategy is based upon the premise that certain asset classes from time to time are under- or over-valued by the market relative to each other and that under-valued asset classes represent relatively better long-term, risk-adjusted investment opportunities, and that timely, low-cost shifts among common stocks, U.S. Treasury bonds and money market instruments (as determined by their perceived relative over- or under-valuation) can produce investment returns superior to investments in only one such class. The Asset Allocation Fund is designed for investors with invest-ment horizons of five years or greater; it is not designed for investors seek-ing short-term gains.

  BGFA uses an investment model developed in 1973 (the "Asset Allocation Mod-el") to pursue the Asset Allocation Master Portfolio's asset allocation strat-egy. The Asset Allocation Model is presently used as a basis for managing sev-eral large employee benefit trust funds and other institutional accounts and is proprietary to BGFA. The Asset Allocation Model analyzes extensive finan-cial data from numerous sources and regularly determines a recommended portfo-lio allocation among common stocks, U.S. Treasury bonds and money market in-struments. The Asset Allocation Model has broad latitude in selecting the class of investments and the particular securities within a class in which the Asset Allocation Master Portfolio may invest. At any given time, substantially all of the Asset Allocation Master Portfolio's assets may be invested in a single asset class and the relative allocation among the asset classes may shift sig-nificantly from time to time.

  The Asset Allocation Master Portfolio's investments are compared from time to time to the Asset Allocation Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Asset Al-location Model. Recommended reallocation is implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Asset Allocation Model is the primary determinant in the Asset Allocation Master Portfolio's investment performance.

  The overall management of the Asset Allocation Master Portfolio is based on the recommendation of the Asset Allocation Model, and no person is primarily responsible for recommending the mix of asset classes in the Asset Allocation Master Portfolio or the mix of securities within the asset classes. Decisions relating to the Asset Allocation Model are made by BGFA's investment commit-tee.

  The Asset Allocation Master Portfolio's assets are invested as follows:

  Stock Investments. In making its stock investments, the Asset Allocation Master Portfolio invests in substantially all of the common stocks which com-prise the S&P 500 Index/1/ using, to the extent feasible, the same weighting used by that index. The Asset Allocation Master Portfolio does not individu-ally select common stocks on the basis of traditional investment analysis.

--------------
/1/S&P does not sponsor the Asset Allocation Fund or the Asset Allocation Mas-ter Portfolio, nor is it affiliated in any way with BGFA, the Asset Alloca-tion Master Portfolio or the Asset Allocation Fund. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of Mc-Graw-Hill, Inc. and have been licensed for use by the Asset Allocation Fund and the Asset Allocation Master Portfolio. The Asset Allocation Fund and the Asset Allocation Master Portfolio are not sponsored, endorsed, sold, or pro-moted by S&P and S&P makes no representation or warranty, express or im-plied, regarding the advisability of investing in the Asset Allocation Fund or the Asset Allocation Master Portfolio.

  U.S. Treasury Bonds. The Asset Allocation Master Portfolio invests in U.S. Treasury bonds with remaining maturities of at least 20 years. Under normal market conditions, the dollar-weighted average maturity of this portion of the Asset Allocation Master Portfolio's investment portfolio is expected to range between 22 and 28 years. The Asset Allocation Master Portfolio invests this portion of its assets in an effort to replicate the total return performance of the Lehman Brothers 20 Year Treasury Index which is composed of U.S. Trea-sury securities with remaining maturities of 20 years or more.

  Money Market Investments. The money market instruments held by the Asset Allocation Master Portfolio generally consist of high-quality money market instruments, including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments, repurchase agreements and time deposits.

  A more complete description of the Asset Allocation Master Portfolio's in-vestments and investment activities is contained in "Appendix -- Additional Investment Policies."

BOND INDEX FUND

  The Bond Index Fund seeks to approximate as closely as practicable before fees and expenses the total rate of return of the U.S. market for issued and outstanding U.S. Government and high-grade corporate bonds as measured by the Lehman Brothers Government/Corporate Bond Index ("LB Bond Index"). This in-vestment objective is fundamental and cannot be changed without shareholder approval. The Bond Index Fund seeks to achieve its investment objective by in-vesting all of its assets in the Bond Index Master Portfolio of MIP, which has substantially the same investment objective as the Bond Index Fund. The Bond Index Master Portfolio seeks to achieve its objective by investing substan-tially all of its assets in securities included in the LB Bond Index,/2/ which is composed of approximately 5,000 issues of fixed-income securities, includ-ing U.S. Government securities and investment grade corporate bonds, each with an outstanding market value of at least $25 million and a remaining maturity of greater than one year. The Bond Index Master Portfolio invests in a sample of these securities. The Bond Index Master Portfolio invests at least 65% of its total assets in bonds and debentures. Securities are selected for invest-ment by the Bond Index
--------------
/2/Lehman Brothers, Inc. does not sponsor the Bond Index Fund or the Bond Index
  Master Portfolio, nor is it affiliated in any way with BGFA, the Bond Index Fund or the Bond Index Master Portfolio.

Master Portfolio based on a mix of factors, such as the relative proportion of such securities in the LB Bond Index, credit quality, issuer sector, maturity structure, coupon rates and callability, as described below.

  No attempt is made to manage the portfolio of the Bond Index Master Portfo-lio using economic, financial and market analysis. The Bond Index Master Port-folio is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the investment characteristics of the LB Bond Index. Under normal market conditions, at least 90% of the value of the Bond Index Master Portfolio's total assets are invested in securities repre-senting the LB Bond Index. The Bond Index Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% be-tween the total return of its net assets before expenses and the total return of the LB Bond Index. Perfect (100%) correlation would be achieved if the to-tal return of the Bond Index Master Portfolio's net assets increased or de-creased exactly as the total return of the LB Bond Index increased or de-creased. The Bond Index Master Portfolio's ability to match its investment performance to the investment performance of the LB Bond Index may be affected by, among other things, the Bond Index Master Portfolio's and the Bond Index Fund's expenses, the amount of cash and cash equivalents held in the Bond In-dex Master Portfolio's investment portfolio, the manner in which the total re-turn of the LB Bond Index is calculated, the size of the Bond Index Master Portfolio's investment portfolio, and the timing, frequency and size of share-holder purchases and redemptions. The Bond Index Master Portfolio uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising such Index. BGFA regularly monitors the Bond Index Master Portfolio's correla-tion to the LB Bond Index and adjusts the portfolio of the Bond Index Master Portfolio to the extent necessary to enable the Bond Index Master Portfolio to attempt to achieve a correlation of at least 95% with the LB Bond Index. The Bond Index Fund's performance corresponds directly to the investment experi-ence of the Bond Index Master Portfolio. Inclusion of a security in the LB Bond Index in no way implies an opinion by the sponsor of the LB Bond Index as to its attractiveness as an investment. In the future, subject to the approval of the Bond Index Master Portfolio's interestholders, one or more indices for the Bond Index Master Portfolio may be selected if such standard of comparison is deemed to be more representative of the performance of the securities the Bond Index Master Portfolio seeks to replicate.

  The Bond Index Master Portfolio does not hold all of the issues that com-prise the LB Bond Index because of the costs involved and the illiquidity of certain of the securities which comprise such Index. Instead, the Bond Index Master Portfolio attempts to hold a representative sample of the securities in the LB Bond Index so that, in the aggregate, the investment characteristics of the Bond Index Master Portfolio's investment portfolio resemble those of the LB Bond Index. The Bond Index Master Portfolio uses a statistical process known as "sampling" to construct its investment portfolio. This process is used with respect to the Bond Index Master Portfolio to select issues to rep-resent entire "classes" or types of fixed-income securities in the Index. At the broadest level, the Bond Index Master Portfolio seeks to hold securities reflecting the two major classes of fixed-income securities in the LB Bond In-dex -- U.S. Government obligations and investment-grade corporate debt securi-ties. Such classes are delineated further according to credit quality, issuer sector, term to maturity, coupon rates and callability. The sampling tech-niques utilized by the Bond Index Master Portfolio are expected to be an ef-fective means of approximating the investment performance of the LB Bond In-dex; however, the Bond Index Master Portfolio is not expected to track the LB Bond Index with the same degree of accuracy that complete replication of such Index would provide. Over time, the portfolio composition of the Bond Index Master Portfolio will be altered (or "rebalanced") to reflect changes in the characteristics of the Index.

  The Board of Trustees of MIP periodically reviews the Bond Index Master Portfolio's investment performance before fees and expenses as compared to the LB Bond Index. The Board reviews discrepancies in performance for reasonable-ness, taking into account the size of the Bond Index Master Portfolio's in-vestment portfolio, and any corrective actions deemed necessary will be taken to avert excessive discrepancies in the future. There can be no assurance that the Bond Index Fund or the Bond Index Master Portfolio will achieve its re-spective investment objective.

  Index funds, such as the Bond Index Fund and the Bond Index Master Portfo-lio, seek to create a portfolio which substantially replicates the total re-turn of the securities comprising the applicable index. Index funds are not managed through traditional methods of fund management, which typically in-volve frequent changes in a portfolio of securities on the basis of economic, financial and market analyses. Therefore, brokerage costs, transfer taxes and certain other transaction costs for index funds may be lower than those in-curred by non-index, tradition-ally managed funds. The portfolio turnover rate of the Bond Index Master Port-folio generally is not expected to exceed 100%.

  The Bond Index Master Portfolio may invest some of its assets (no more than 10% of total assets under normal market conditions) in high quality money mar-ket instruments, which include U.S. Government obligations, obligations of do-mestic and foreign banks, repurchase agreements, commercial paper (including variable amount master demand notes) and short-term corporate debt obliga-tions. Such investments are made on an ongoing basis to provide liquidity and, to a greater extent on a temporary basis, when there is an unexpected or ab-normal level of investor purchases or redemptions of Bond Index Fund shares or when "defensive" strategies are appropriate. In addition, the Bond Index Mas-ter Portfolio may lend its portfolio securities and engage in interest rate futures and options transactions, each of which involves risk. A more complete description of the Bond Index Master Portfolio's investments and investment activities is contained in "Appendix -- Additional Investment Policies."

GROWTH STOCK FUND

  The Growth Stock Fund seeks above-average, long-term total return, with a primary focus on capital appreciation. Current income is a secondary consider-ation. This investment objective is fundamental and cannot be changed without shareholder approval. The Growth Stock Fund seeks to achieve its investment objective by investing all of its assets in the Growth Stock Master Portfolio of MSIT, which has the same fundamental investment objective as the Growth Stock Fund. The investment objective of the Growth Stock Master Portfolio is to provide investors with above-average, long-term total return, with a pri-mary focus on capital appreciation. The Growth Stock Master Portfolio seeks to provide investors with a rate of total return that, over a three to five year time horizon, exceeds that of the S&P 500 Index/3/ (before fees and
--------------

/3/S&P does not sponsor the Growth Stock Fund or the Growth Stock Master Port-folio, nor is it affiliated in any way with BGFA, the Growth Stock Master Portfolio or the Growth Stock Fund. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Growth Stock Fund and the Growth Stock Master Portfolio. The Growth Stock Fund and the Growth Stock Master Portfo-lio are not sponsored, endorsed, sold, or promoted by S&P and S&P makes no representation or warranty, express or implied, regarding the advisability of investing in the Growth Stock Fund or the Growth Stock Master Portfolio.

expenses) over comparable periods by investing in a diversified portfolio con-sisting primarily of growth-oriented common stocks. The Growth Stock Master Portfolio is advised by BGFA and sub-advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank").

  Since the investment characteristics of the Growth Stock Fund directly cor-respond to those of the Growth Stock Master Portfolio, the discussion below relates to the various investments of and techniques employed by the Growth Stock Master Portfolio.

  The Growth Stock Master Portfolio invests primarily in common stocks that Wells Fargo Bank, as sub-adviser, believes have better-than-average prospects for appreciation. Under normal market conditions, the Master Portfolio will hold at least 20 common stock issues spread across multiple industry groups, with the majority of these holdings consisting of established growth compa-nies, turnaround or acquisition candidates, or attractive larger capitaliza-tion companies. The Master Portfolio also may invest up to 25% of its assets in American Depositary Receipts ("ADRs") and similar instruments and may in-vest up to 15% of its assets in equity securities of companies in emerging or less developed markets. The stock issues held by the Master Portfolio may have some of the following characteristics: low or no dividends; smaller market capitalizations; less market liquidity; relatively short operating histories; aggressive capitalization structures (including high debt levels); and in-volvement in rapidly growing/changing industries and/or new technologies.

  Additionally, it is expected that the Master Portfolio may from time to time acquire securities through initial public offerings, and may acquire and hold common stocks of smaller and newer issuers. It is expected that no more than 40% of the Master Portfolio's assets will be invested in these highly aggres-sive issues at one time.

  Though the Master Portfolio will hold a number of larger capitalization stocks, under normal market conditions more than 50% of the Master Portfolio's total assets will be invested in companies whose market capitalizations at the time of acquisition are within the capitalization range of companies listed on the S&P Small Cap 600 Index. As of December 1996, the capitalization range for the S&P Small Cap 600 was from $40 million to $2.6 billion. The capitalization range for the S&P Small Cap 600 Index is expected to change frequently. The Master Portfolio may invest in companies with a market capitalization under

$40 million if the investment adviser to the Master Portfolio believes such investments to be in the best interest of the Master Portfolio.

  Under ordinary market conditions, at least 65% of the value of the total as-sets of the Master Portfolio will be invested in common stocks and in securi-ties which are convertible into common stocks that Wells Fargo Bank, as sub-adviser, believes have better-than-average prospects for appreciation. The Master Portfolio also may invest in convertible debt securities. At most, 5% of the Master Portfolio's net assets will be invested in convertible debt se-curities that are either not rated in the four highest rating categories by one or more nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P"), or unrated securities determined by Wells Fargo Bank to be of comparable quality.

  From time to time, when the adviser or sub-adviser determines that market conditions make pursuing the Master Portfolio's basic investment strategy in-consistent with the best interests of the Master Portfolio's investors, the Fund may use temporary alternative strategies, primarily designed to reduce fluctuations in the value of the Master Portfolio's assets. In implementing these temporary "defensive" strategies, the Master Portfolio may invest in preferred stock or investment-grade debt securities that are convertible into common stock and in money market instruments. Generally, these temporary "de-fensive" investments will not exceed 30% of the Master Portfolio's total as-sets.

  The Growth Stock Master Portfolio pursues an active-trading investment strategy, and the length of time the Growth Stock Master Portfolio has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate of the Growth Stock Master Portfolio may be higher than that of other growth stock funds that do not pursue an ac-tive-trading investment strategy. Portfolio turnover generally involves some expense to the Growth Stock Master Portfolio, including brokerage commissions or dealer mark-ups, and other transaction costs on the sale of securities and the reinvestment in other securities. The Growth Stock Fund bears a pro rata portion of such transaction costs. Portfolio turnover also can generate short-term capital gains tax consequences. For additional information relating to portfolio turnover see "Taxes" in this Prospectus and "Portfolio Transactions" and "Taxes" in the SAI.

  A more complete description of the Growth Stock Master Portfolio's invest-ments, investment activities, and investment restrictions is contained in "Ap-pendix -- Additional Investment Policies" and in the SAI.

  Mr. Steve Enos, as co-portfolio manager, is responsible for the day-to-day management of the Growth Stock Master Portfolio. Mr. Enos joined Wells Fargo Bank in 1993 and is a member of the Wells Fargo Bank Growth Equity Team. He began his career with First Interstate Bank, where he was assistant vice pres-ident and portfolio manager. From 1991 to 1993, Mr. Enos was a principal at Dolan Capital Management where he managed both personal and pension portfo-lios. Mr. Enos received his undergraduate degree in Economics from the Univer-sity of California at Davis. Mr. Enos is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

  Mr. Thomas Zeifang, as co-portfolio manager, also is responsible for the day-to-day management of the Growth Stock Master Portfolio. Mr. Zeifang joined Wells Fargo Bank in the summer of 1995 and is primarily responsible for pro-viding fundamental equity analysis. Mr. Zeifang was an analyst at Fleet In-vestment Advisors from 1992 to 1995 and prior to 1992 worked for three years as an assistant portfolio manager at Marine Midland Bank. Mr. Zeifang holds a B.B.A. in finance from Saint Bonaventure University, an M.B.A. in finance and business policy from the William E. Simon School of Business Administration, and is a Chartered Financial Analyst.

S&P 500 STOCK FUND/4/

  The S&P 500 Stock Fund seeks to approximate as closely as practicable (be-fore fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of the larger-capitalized companies. This investment objective is fundamental and cannot be changed without shareholder approval. The S&P 500 Stock Fund seeks to achieve its investment objective by investing all of its assets in the S&P 500 Index Master Portfolio of MIP, which has substantially the same fundamen-tal investment objective as the Fund. The Master Portfolio seeks to achieve its objective by investing substantially all its assets in the same stocks and in substantially the same percentages as the S&P 500 Index. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding.
--------------
/4/S&P does not sponsor the S&P 500 Stock Fund or the S&P 500 Index Master
  Portfolio, nor is it affiliated in any way with BGFA, the S&P 500 Index Mas-ter Portfolio or the S&P 500 Stock Fund. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill, Inc. and have been licensed for use by

  No attempt is made to manage the portfolio of the S&P 500 Index Master Port-folio using economic, financial and market analysis. The Master Portfolio is managed by determining which securities are to be purchased or sold to repli-cate, to the extent feasible, the investment characteristics of the S&P 500 In-dex. Under normal market conditions, at least 90% of the value of the Master Portfolio's total assets is invested in securities comprising the S&P 500 In-dex. The S&P 500 Index Master Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index. Perfect (100%) correlation would be achieved if the total return of the Master Portfo-lio's net assets increased or decreased exactly as the total return of the S&P 500 Index increased or decreased. The Master Portfolio's ability to match its investment performance to the investment performance of the S&P 500 Index may be affected by, among other things, the Master Portfolio's expenses, the amount of cash and cash equivalents held by the Master Portfolio, the manner in which the total return of the S&P 500 Index is calculated and the timing, frequency, and size of shareholder purchases and redemptions. The S&P 500 Index Master Portfolio uses cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the secu-rities comprising the S&P 500 Index. BGFA regularly monitors the S&P 500 Index Master Portfolio's, correlation to the S&P 500 Index and adjusts the portfolio of the Master Portfolio to the extent necessary to enable the Master Portfolio to achieve a correlation of at least 95% with the S&P 500 Index. The S&P 500 Stock Fund's performance will correspond directly to the experience of the S&P 500 Index Master Portfolio. In the future, subject to the approval of the Mas-ter Portfolio's interestholders, one or more indices for the Master Portfolio may be selected if such standard of comparison is deemed to be more representa-tive of the performance of the securities the S&P 500 Index Master Portfolio seeks to replicate.
-----------

 the S&P 500 Stock Fund and the S&P 500 Index Master Portfolio. The S&P 500 Stock Fund and the S&P 500 Index Master Portfolio are not sponsored, endorsed, sold, or promoted by S&P and S&P makes no representation or warranty, express or implied, regarding the advisability of investing in the S&P 500 Stock Fund and the S&P 500 Index Master Portfolio. S&P's only relationship to the S&P 500 Stock Fund and S&P 500 Index Master Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index to the Fund and Master Portfolio. The S&P 500 Index is determined, composed and calculated by S&P without regard to the Fund or Master Portfolio.

  In seeking to replicate the performance of the S&P 500 Index, the S&P 500 Index Master Portfolio also may engage in futures and options transactions and other derivative securities transactions, and may lend its portfolio securities, each of which involves risk. The Master Portfolio attempts to be fully invested at all times in securities comprising the S&P 500 Index and in futures and options. See "Appendix -- Additional Investment Policies."

  The S&P 500 Index Master Portfolio may invest some of its assets (no more than 10% of total assets under normal market conditions) in high-quality money market instruments, which include U.S. Government obliga-tions, obligations of domestic and foreign banks, repurchase agreements, com-mercial paper (including variable amount master demand notes) and short-term corporate debt obligations. Such investments will be made on an ongoing basis to provide liquidity and, to a greater extent, on a temporary basis, when there is an unexpected or abnormal level of investor purchases or redemptions of S&P 500 Stock Fund shares or when "defensive" strategies are appropriate. In addition, the Master Portfolio may engage in securities lending to increase its income. A more complete description of the S&P 500 Index Master Portfo-lio's investments and investment activities is contained in "Appendix -- Addi-tional Investment Policies."

SHORT-INTERMEDIATE TERM FUND

  The Short-Intermediate Term Fund seeks to provide a total return, before fees and expenses, exceeding that of the Lehman Brothers Intermediate Government/Corporate Bond Index (the "LB Intermediate Bond Index"). Histori-cally, the LB Intermediate Bond Index has outperformed short-term investments such as Treasury bills and has generally experienced a positive return on an annual basis. The Fund's investment objective is fundamental and cannot be changed without shareholder approval. The Short-Intermediate Term Fund seeks to achieve its investment objective by investing all of its assets in the Short-Intermediate Term Master Portfolio of MSIT, which has the same fundamen-tal investment objective as the Short-Intermediate Term Fund. The investment objective of the Short-Intermediate Term Master Portfolio is to provide in-vestors with a total return, before fees and expenses, exceeding that of the LB Intermediate Bond Index. The Short-Intermediate Term Master Portfolio in-vests in a mix of the following types of instruments: U.S. Treasury and agency debt securities, corporate bonds, collateralized mortgage obligations and mortgage-backed securities, other types of asset-backed securities, and money market instruments such as commercial paper, bankers' acceptances, certifi-cates of deposits, fixed time deposits, repurchase agreements, and short-term debt of the U.S. Government or its agencies. The Short-Intermediate Term Master Portfolio is actively man-aged. Although its investment objective is related to the performance of the LB Intermediate Bond Index, the Short-Intermediate Term Master Portfolio does not attempt to replicate the portfolio composition of that Index. The Short-Intermediate Term Master Portfolio may hold instruments with different maturi-ties, as well as certain investment securities -- such as collateralized mort-gage obligations and other asset-backed securities -- which are not included in the Index. A more complete description of the securities that may be purchased by the Short-Intermediate Term Master Portfolio is contained in "Appendix -- Additional In-vestment Policies." As similar types of securities are developed in the mar-ketplace, they may be considered for investment by the Short-Intermediate Term Master Portfolio, but the Short-Intermediate Term Master Portfolio may not in-vest in such securities prior to adding appropriate disclosure. The Short-In-termediate Term Master Portfolio is advised by BGFA and sub-advised by Wells Fargo Bank.

  Since the investment characteristics of the Short-Intermediate Term Fund di-rectly correspond to those of the Short-Intermediate Term Master Portfolio, the discussion below relates to the various investments of and techniques em-ployed by the Short-Intermediate Term Master Portfolio.

  Under normal market conditions, the Short-Intermediate Term Master Portfolio seeks to maintain an average weighted portfolio maturity generally in the 2-to-5 year range. Under unusual market conditions, the Short-Intermediate Term Master Portfolio may shorten or lengthen its average weighted portfolio matu-rity outside of the 2-to-5 year range.

  The LB Intermediate Bond Index consists of government (Treasury and agency) and corporate debt obligations with remaining maturities between one and ten years. Each issue is represented in the LB Intermediate Bond Index in propor-tion to its outstanding market value. The exact composition of the LB Interme-diate Bond Index varies according to the characteristics of the securities outstanding in the marketplace.

  Only investment-grade securities are considered for investment. These secu-rities will be identified by their ratings according to one of two major rat-ing services, S&P and Moody's. The rating systems employed by each service are described in the Appendix to this Prospectus. Each service classifies securi-ties into broad categories starting with "investment grade" at the top and ranging downward through more speculative classes, including so-called "junk bonds," to securities that are virtually worthless. The "investment grade" category is subdivided into four rating groups by both services. The four rating groups are called "AAA"/"Aaa," "AA"/"Aa," "A"/"A," and "BBB"/"Baa" by S&P and Moody's, respectively. Obliga-tions with the lowest investment grade rating have speculative characteris-tics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade debt obligations. The Short-Intermediate Term Master Portfolio may invest in securities of all four rating groups; however, most of the Short-Intermediate Term Master Portfolio's assets will be invested in securi-ties that, at the time of purchase, are rated in the third group or higher, denoted "A" or better by both rating services. Asset-backed securities are further restricted to the top two rating groups at time of purchase. Mortgage-related securities, which are issued or guaranteed by U.S. Government agen-cies, are all currently considered to be in the highest rating category. Sub-sequent to its purchase by the Short-Intermediate Term Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Short-Intermediate Term Master Portfolio. Wells Fargo will consider such an event in determining whether the Short-Intermediate Term Master Portfolio should continue to hold the obliga-tion. To the extent the Short-Intermediate Term Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

  In the marketplace, it is generally the case that higher-risk securities carry higher yields-to-maturity. That is, investors tend to demand higher re-turns for securities with longer maturities or lower credit quality ratings than for similar securities of shorter maturities or higher credit quality ratings. The amount of increased return for increased risk, however, changes from time to time. The Short-Intermediate Term Master Portfolio seeks to em-phasize those maturity segments or rating groups that appear to offer the most favorable returns to their risks, within the maturity and quality ranges de-scribed above.

  The Short-Intermediate Term Master Portfolio may invest some of its assets (no more than 10% of total assets under normal market conditions) in high quality money market instruments, which include U.S. Government obligations, obligations of domestic and foreign banks, repurchase agreements, commercial paper (including variable amount master demand notes) and short-term corporate debt obligations. Such investments are made on an ongoing basis to provide li-quidity and, to a greater extent on a temporary basis, when there is an unex-pected or abnormal level of investor purchases or redemptions of Short-Intermediate Term Master Portfolio shares or when "defensive" strategies are appropriate.

  Portfolio turnover generally involves some expense to the Short-Intermediate Term Master Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. The Short-Intermediate Term Fund bears a pro rata portion of such transaction costs. Portfolio turnover also can generate short-term capi-tal gains tax consequences. For additional information relating to portfolio turnover see "Taxes" in this Prospectus and "Portfolio Transactions" and "Tax-es" in the SAI.

  PORTFOLIO MANAGERS -- Ms. Tamyra Thomas, who co-manages the portfolio of the Short-Intermediate Term Master Portfolio with Mr. Smith, has been both manager and co-manager of the portfolio of the Master Portfolio since its inception. Ms. Thomas is a senior vice-president and the chief fixed income investment officer of Wells Fargo Bank. Ms. Thomas has managed bond portfolios for over a decade. She currently manages in excess of $1 billion of long-term taxable bond portfolios for various foundations, defined benefit plans and other cli-ents. Prior to joining Wells Fargo Bank in early 1988, she held a number of senior investment positions for the Valley Bank & Trust Company of Utah in-cluding vice president and manager of the investment department and chairman of the Trust Investment Committee. She holds a B.S. from the University of Utah and was past president of the Utah Bond Club. Ms. Thomas is a chartered financial analyst.

  Mr. Scott Smith has been co-manager of the portfolio of the Short-Intermedi-ate Term Master Portfolio since June of 1995. Mr. Smith joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. His experience includes a position with a private money management firm with mutual fund in-vestment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.

U.S. TREASURY ALLOCATION FUND

  The U.S. Treasury Allocation Fund seeks to achieve over the long term a high level of total return, including net realized and unrealized capital gains and net investment income, consistent with reasonable risk. This investment objec-tive is fundamental and cannot be changed without shareholder approval. The U.S. Treasury Allocation Fund seeks to achieve its investment objective by investing all of its assets in the U.S. Treasury Allocation Master Portfolio of MIP, which has substantially the same fundamental investment objective as the U.S. Treasury Allocation Fund. The U.S. Treasury Allocation Master Portfolio seeks to achieve its objective by pursuing a strategy of allocating and reallocating its investments among the following three maturity classes of U.S. Treasury debt securities: long-term bonds, intermediate-term notes, and short-term bills. That strategy is based upon the premise that those maturity classes of debt securities from time to time are over- or under-valued relative to each other by the market and that under-valued maturity classes represent relatively better long-term investment opportunities, and that timely low transaction cost shifts among such maturity classes (as determined by their perceived relative over- or under-valuation) can produce superior long-term investment returns. As a fundamental policy, under normal market conditions, the U.S. Treasury Allocation Master Portfolio will have at least 65% of the value of its total assets invested in U.S. Trea-sury bonds, notes and bills. The U.S. Treasury Allocation Fund is designed for investors with investment horizons of five years or greater; it is not de-signed for investors seeking short-term gains. There can be no assurance that the U.S. Treasury Allocation Fund or the U.S. Treasury Allocation Master Port-folio will achieve its respective investment objective.

  In determining the recommended portfolio mix, BGFA uses an investment model (the "U.S. Treasury Allocation Model") which is presently used as a basis for managing several large employee benefit funds and other institutional ac-counts. The U.S. Treasury Allocation Model, which is proprietary to BGFA, ana-lyzes risk, correlation and expected return data and regularly determines a recommended portfolio allocation among long-term U.S. Treasury bonds, interme-diate-term U.S. Treasury notes, and short-term U.S. Treasury bills. As further described in "Appendix -- Additional Investment Policies," debt securities are subject to fluctuations in market value due to fluctuations in market interest rates; the values of such securities generally change inversely to changes in market interest rates. Securities with longer maturities are generally more sensitive to changes in interest rates than shorter-term debt securities. At any given time, substantially all of the U.S. Treasury Allocation Master Port-folio's assets may be invested in a single maturity class and the relative al-location among the maturity classes may shift significantly from time to time.

  The U.S. Treasury Allocation Master Portfolio's assets are invested in the following types of debt instruments:

  Long-Term U.S. Treasury Bonds. The U.S. Treasury Allocation Master Portfolio invests in U.S. Treasury bonds with remaining maturities of at least 20 years. Under normal market conditions, the dollar-weighted average maturity of this portion of the U.S. Treasury Allocation Master Portfolio's investment portfo-lio is expected to range between 22 and 28 years.

  Intermediate-Term U.S. Treasury Notes. The U.S. Treasury Allocation Master Portfolio invests in U.S. Treasury notes and other U.S. Treasury securities with remaining maturities ranging from one to 20 years. Under normal market conditions, the dollar-weighted average maturity of this portion of the U.S. Treasury Allocation Master Portfolio's investment portfolio is expected to range between three and seven years.

  Short-Term U.S. Treasury Bills. The U.S. Treasury Allocation Master Portfo-lio invests in U.S. Treasury bills and other U.S. Treasury securities with re-maining maturities of one year or less. Under normal market conditions, the dollar-weighted average maturity of this portion of the U.S. Treasury Alloca-tion Master Portfolio's investment portfolio is expected to range between 30 and 90 days.

  In addition, the U.S. Treasury Allocation Master Portfolio may hold money market instruments for liquidity purposes, as described in "Appendix -- Addi-tional Investment Policies."

  The U.S. Treasury Allocation Model is an optimization model which uses sta-tistical techniques to determine the relative allocation of the U.S. Treasury Allocation Master Portfolio's assets among U.S. Treasury bonds, U.S. Treasury notes, and U.S. Treasury bills. A key component of the U.S. Treasury Alloca-tion Model is a set of assumptions concerning expected risk and return and in-vestor attitudes toward risk, which are incorporated into the allocation deci-sion. The principal inputs of financial data to the model currently are (i) the current yields on 91-day U.S. Treasury bills, 5-year U.S. Treasury notes, and 30-year U.S. Treasury bonds; (ii) the expected statistical standard devia-tion in investment return for each maturity class of fixed income securities; and (iii) the expected statistical correlation of investment return among the three maturity classes of U.S. Treasury securities. Using this and other data, the U.S. Treasury Allocation Model is run daily to determine the recommended allocation. Because the U.S. Treasury Allocation Master Portfolio may shift its investment allocations among maturity classes significantly from time to time, the performance of the U.S. Treasury Allocation Master Portfolio and the U.S. Treasury Allocation Fund may differ from other U.S. Treasury allocation funds which invest in one maturity class or from U.S. Treasury allocation funds with a constant mix of maturity classes.

  The Master Portfolio's investments are compared from time to time to the U.S. Treasury Allocation Model's recommended allocation. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the U.S. Treasury Allocation Model. Recommended reallocation is implemented in accordance with trading policies designed to take advantage of market op-portunities and reduce transaction costs. The asset allocation mix selected by the U.S. Treasury Allocation Model is a primary determinant in the U.S. Trea-sury Allocation Master Portfolio's investment performance.

  Although the basic premises of the U.S. Treasury Allocation Model have not changed in any substantial respect, various inputs to the U.S. Treasury Allo-cation Model and the manner in which its recommendations are implemented have changed over time, and the U.S. Treasury Allocation Model is subject to such further changes as BGFA, from time to time, may implement in its discretion. The overall management of the U.S. Treasury Allocation Master Portfolio is based on the recommendation of the U.S. Treasury Allocation Model, and no per-son is primarily responsible for recommending the mix of asset classes in each Master Portfolio or the mix of securities within the asset classes. Decisions relating to the U.S. Treasury Allocation Model are made by BGFA's investment committee.

  A more complete description of the U.S. Treasury Allocation Master Portfo-lio's investments and investment activities is contained in "Appendix -- Addi-tional Investment Policies."

RISK CONSIDERATIONS

 General

  Since the investment characteristics and, therefore, investment risks di-rectly associated with such characteristics of each Fund correspond to those of the Master Portfolio in which such Fund invests, the following is a discus-sion of the risks associated with the investments of the Master Portfolios. Once again, unless otherwise specified, references to the investment policies and risks of a Fund also should be understood as references to the investment policies and risks of the corresponding Master Portfolio.

  The net asset value per share of each Fund is neither insured nor guaran-teed, is not fixed and should be expected to fluctuate.

 Equity Securities

  The stock investments of the Funds are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or de-cline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout the first six months of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue.

 Debt Securities

  The debt instruments in which the Funds invest are subject to credit and in-terest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or in-terest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds in-vest. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and de-preciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. In addition, some of the asset-backed securities in which the Short-Intermediate Term Fund may invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the dura-tion and potentially reducing the value of these securities.

  Although some of the Funds' securities are guaranteed by the U.S. Govern-ment, its agencies or instrumentalities, such securities are subject to inter-est rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instru-mentalities where it is not obligated to do so.

 Foreign Securities

  Investing in the securities of issuers in any foreign country, including through American Depositary Receipts ("ADRs"), European Deposi-tary Receipts ("EDRs") and similar securities, involves special risks and con-siderations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the pos-sibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include sus-pension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. invest-ments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to for-eign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities de-nominated or quoted in currencies other than the U.S. dollar. A Fund's perfor-mance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by ex-change control regulations and by indigenous economic and political develop-ments.

 Other Investment Considerations

  Because the Asset Allocation and U.S. Treasury Allocation Funds may shift investment allocations significantly from time to time, their performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover also can generate short-term capital gains tax consequences. During those periods in which a higher percentage of certain Funds' assets are in-vested in long-term bonds, those Master Portfolios' exposure to interest-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

  The Asset Allocation, Bond Index, Short-Intermediate Term and U.S. Treasury Allocation Funds may enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that these Funds may purchase may be considered derivatives. Certain of the floating-and-vari-able-rate instruments that each Fund may purchase may also be considered derivatives. Derivatives are financial in-struments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. Each Fund may use some de-rivatives as part of its short-term liquidity holdings and/or as substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. A Fund may not use derivatives to create leverage without establishing adequate "cover" in com-pliance with SEC leverage rules.

  The Growth Stock Fund may invest a significant portion of its assets in the securities of smaller and newer issuers. Investments in such companies may present opportunities for capital appreciation because of high potential earn-ings growth. However, such investments may present greater risks than invest-ments in larger-size companies with more established operating histories, di-verse product lines and financial capacity. Securities of small and new compa-nies generally trade less frequently or in limited volume, or only in the over-the-counter market or on a regional securities exchange. As a result, the prices of such securities may be more volatile than those of larger, more es-tablished companies and, as a group, these securities may suffer more severe price declines during periods of generally declining equity prices.

  Asset allocation and modeling strategies are employed by BGFA for other in-vestment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by a Fund and one or more of these investment companies or ac-counts, available investments or opportunities for sales will be allocated eq-uitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by such Fund.

PERFORMANCE

  For purposes of advertising, the performance of the Funds may be calculated on the basis of average annual total return and/or cumulative total return of shares. Average annual total return of shares is calculated pursuant to a standardized formula which assumes that an investment in shares of a Fund was purchased with an initial payment of $1,000 and that the investment was re-deemed at the end of a stated period of time, after giving effect to the rein-vestment of dividends and distributions during the period. The return of shares is expressed as a per-centage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment in shares at the end of the period. Ad-vertisements of the performance of shares of a Fund include the Fund's average annual total return of shares for one, five and ten year periods, or for shorter time periods depending upon the length of time during which such Fund has operated.

  Cumulative total return of shares is computed on a per share basis and as-sumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal charges for a specified period and dividing by the net asset value per share at the beginning of the period. Advertise-ments may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.

  The performance of the Bond Index, Short-Intermediate Term and U.S. Treasury Allocation Funds may be advertised in terms of yield. The yield on shares of these Funds is calculated by dividing each Fund's net investment income per share earned during a specified period (usually 30 days) by its net asset value per share on the last day of such period and annualizing the result.

  Performance figures are based on historical results and are not intended to indicate future performance. Investors should remember that performance is a function of the type and quality of portfolio securities held by the Master Portfolio in which the Fund invests and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

  Additional information about the performance of each Fund is contained in the Annual Report which may be obtained by calling the Company at 1-800-776-0179.

                            MANAGEMENT OF THE FUNDS

  GENERAL -- The Company has not retained the services of an investment ad-viser because each Fund's assets are invested in a corresponding Master Port-folio of Master Investment Portfolio ("MIP") or Managed Series Investment Trust ("MSIT") that has retained investment advisory services (see "Master Portfolio Investment Adviser" below). Each Fund bears a pro rata portion of the fees paid by the corresponding Master Portfolio. Each Fund invests in a series of either MIP or MSIT as follows:

                                                                MASTER
   FUND                                                        PORTFOLIO
   ----                                                        ---------
   Asset Allocation Fund............................ Asset Allocation Master
                                                       Portfolio of MIP
   Bond Index Fund.................................. Bond Index Master Portfolio
                                                       of MIP
   Growth Stock Fund................................ Growth Stock Master
                                                       Portfolio of MSIT
   Short-Intermediate Term Fund..................... Short-Intermediate Term
                                                       Master Portfolio of MSIT
   S&P 500 Stock Fund............................... S&P 500 Index Master
                                                       Portfolio of MIP
   U.S. Treasury Allocation Fund.................... U.S. Treasury Allocation
                                                       Master Portfolio of MIP

  MIP is registered under the 1940 Act as an open-end management investment company. MIP was organized on October 21, 1993 as a Delaware business trust. MSIT is registered under the 1940 Act as an open-end management investment company. MSIT was organized as a Delaware business trust on October 28, 1993.

  BOARD OF DIRECTORS -- The business and affairs of the Company are managed under the direction of its Board of Directors and in conformity with Maryland law. The Company's Directors also serve as Trustees of MIP and MSIT. Addi-tional information regarding the Officers and Directors/Trustees of the Compa-ny, MIP and MSIT is included in the SAI under "Management."

  INVESTMENT ADVISER -- BGFA serves as investment adviser to the Master Port-folios. BGFA provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is an indirect subsidiary of Barclays Bank PLC ("Barclays") and is located at 45 Fremont Street, San Francisco, California 94105. As of April 30, 1997, BGFA and its affiliates provided investment advisory serv-ices for approximately $429 billion of assets.

  For its advisory services to the Master Portfolios, BGFA is contractually entitled to receive from each Master Portfolio monthly fees at the following annual rates of the respective Master Portfolio's average daily net assets:

                                                                         ANNUAL
                                                                        ADVISORY
   MASTER PORTFOLIO                                                       FEES
   ----------------                                                     --------
   Asset Allocation Master Portfolio...................................   .35%
   Bond Index Master Portfolio.........................................   .08%
   Growth Stock Master Portfolio.......................................   .60%
   S&P 500 Index Master Portfolio......................................   .05%
   Short-Intermediate Term Master Portfolio............................   .45%
   U.S. Treasury Allocation Master Portfolio...........................   .30%

  The actual amount of advisory fees paid by each Master Portfolio, as a per-centage of each Fund's average daily net assets, is set forth in this Prospec-tus under the heading "Summary of Fund Expenses." Additional information con-cerning the advisory fees paid by each Master Portfolio is found in the Funds' SAI under "Investment Adviser".

  Wells Fargo Bank currently serves as sub-adviser to the Growth Stock and Short-Intermediate Term Master Portfolios. Wells Fargo Bank, subject to the supervision and approval of BGFA, provides investment advisory assistance and the day-to-day management of such Master Portfolios' assets. For providing sub-advisory services to the Growth Stock and Short-Intermediate Term Master Portfolios, Wells Fargo Bank is entitled to receive from BGFA monthly fees at the annual rate of 0.15% and 0.10% of the Growth Stock and Short-Intermediate Term Master Portfolios' respective average daily net assets. For the fiscal year ended February 28, 1997, BGFA paid Wells Fargo Bank the full amount of this fee.

  BGFA, Barclays and their affiliates deal, trade and invest for their own ac-count in the types of securities in which the Master Portfolios may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the Master Portfolios. BGFA has informed the Master Portfolios that in making investment decisions the Adviser does not obtain or use material inside information in its possession.

  Morrison and Foerster LLP, counsel to the Company, MIP and MSIT and special counsel to BGFA and Wells Fargo Bank, has advised the Company, MIP, MSIT, BGFA and Wells Fargo Bank that BGFA, Wells Fargo Bank and their affiliates may per-form the services contemplated by the Investment Advisory and Sub-Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or ad-ministrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or adminis-trative decisions or interpretations, could prevent such entities from contin-uing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agree-ments would be proposed or entered into with another entity or entities quali-fied to perform such services.

  CO-ADMINISTRATORS -- Stephens Inc. ("Stephens") and BGI are the Funds' co-administrators. Stephens and BGI provide the Funds with administrative servic-es, including general supervision of the Funds' non-investment operations, co-ordination of the other services provided to the Funds, compilation of infor-mation for reports to the SEC and the state securities commissions, prepara-tion of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's directors and officers. Stephens also furnishes office space and certain facilities to conduct the Funds' business, and compensates the Company's directors, officers and employees who are affiliated with Stephens. In addition, except as outlined below under "Expenses", Stephens and BGI will be responsible for paying all expenses incurred by the Funds other than the fees payable to BGFA. For these services, Stephens and BGI are entitled to a monthly fee at the annual rate of each Fund's average daily net assets as shown below:

                                                                    ANNUAL
                                                               CO-ADMINISTRATION
   FUND                                                               FEE
   ----                                                        -----------------
   Asset Allocation Fund......................................       0.40%
   Bond Index Fund............................................       0.15%
   Growth Stock Fund..........................................       0.18%
   S&P 500 Stock Fund.........................................       0.15%
   Short-Intermediate Term Fund...............................       0.18%
   U.S. Treasury Allocation Fund..............................       0.40%

  BGI has delegated certain of its duties as administrator to Investors Bank and Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services. Prior to October 21, 1996, Stephens was the Funds' sole administrator and received fees for its services as described in the SAI.

  DISTRIBUTOR -- Stephens is the distributor for the Funds shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Cen-ter Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Ad-ditionally, it has been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments. Stephens, as the Company's sponsor and the princi-pal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility for distributing Fund shares. The Distribution Agreement provides that Stephens shall act as agent for the Funds for the sale of their shares, and may enter into Selling Agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). Stephens does not receive a fee for providing distribution services to the Funds. BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

  CUSTODIAN -- IBT currently acts as the Funds' custodian. The principal busi-ness address of IBT is 89 South Street, Boston, Massachusetts 02111. IBT is not entitled to receive compensation for its custodial services so long as it is entitled to receive compensation for providing sub-administration services to the Funds. Prior to October 21, 1996, BGI acted as the Funds' custodian. The principal business address of BGI is 45 Fremont Street, San Francisco, California 94105. BGI did not receive compensation for its custodial services.

  TRANSFER AND DIVIDEND DISBURSING AGENT -- Wells Fargo Bank is the Company's transfer and dividend disbursing agent. Wells Fargo Bank performs its transfer and dividend disbursing agency services at 525 Market Street, San Francisco, California 94105.

  SHAREHOLDER SERVICING AGENTS -- The Funds have adopted a Shareholder Servic-ing Plan pursuant to which they have entered into a Shareholder Servicing Agreement with BGI, and may enter into similar agreements with other entities ("Shareholder Servicing Agents") for the provi-sion of certain services to the Funds. The services provided may include per-sonal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services re-lated to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee equal to the percentage rate listed below of the average daily net assets of such Fund rep-resented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing re-lationship, or an amount which equals the maximum amount payable to the Share-holder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. Stephens and BGI as co-administrators have agreed to pay these shareholder servicing fees out of the fees each receives for co-adminis-tration services.

                                                                       ANNUAL
                                                                     SHAREHOLDER
                                                                      SERVICING
   FUND                                                                  FEE
   ----                                                              -----------
   Asset Allocation Fund............................................    .20%
   Bond Index Fund..................................................    .07%
   Growth Stock Fund................................................    .10%
   S&P 500 Stock Fund...............................................    .07%
   Short-Intermediate Term Fund.....................................    .10%
   U.S. Treasury Allocation Fund....................................    .20%

  A Shareholder Servicing Agent may impose certain conditions on its custom-ers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a higher minimum initial invest-ment or payment of a separate fee for additional services. Each Shareholder Servicing Agent is required to agree to disclose any fees it may directly charge its customers who are shareholders of the Funds and to notify them in writing at least thirty days before it imposes any transaction fees.

  EXPENSES -- Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other ex-penses which are borne by the Funds, Stephens and BGI have agreed to bear all costs of the Funds' and the Company's operations.

                               HOW TO BUY SHARES

WHO MAY INVEST

  The following types of investors are eligible to invest in shares of the
Funds:

  . Participants in Benefit Plans ("Plan Participants"), including retire-ment plans, who have appointed one of the Company's Shareholder Servic-ing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrange-ment with a Shareholder Servicing Agent that permits investments in Fund shares, and Plan Participants who invest pursuant to an agreement be-tween such a Benefit Plan and a Shareholder Servicing Agent.

  . Investors using proceeds that are being rolled over directly from a qualified Benefit Plan to an IRA pursuant to arrangements between the sponsor or other agent of the qualified Benefit Plan and a Shareholder Servicing Agent, or who have established a tax-deferred retirement plan with a Shareholder Servicing Agent.

  . Investors who have an account arrangement with one of the Company's
    Shareholder Servicing Agents that permits investments in Fund shares ("Qualified Buyers").

  . Investors who have made arrangements with BGI and invest at least $1 million in a Fund ("Direct Buyers").

  Eligible investors may purchase Fund shares in one of the several ways de-scribed below. For more information or additional forms, call 1-800-828-6894. The Company or Stephens may make the Prospectus available in an electronic format. Upon receipt of a request by an investor or the investor's representa-tive, the Company or Stephens will transmit or cause to be transmitted prompt-ly, without charge, a paper copy of the electronic Prospectus.

MINIMUM INVESTMENT AMOUNT

  In most cases, investors in Fund shares are not required to establish or maintain a minimum investment amount. However, Direct Buyers are required to make an initial investment in Fund shares of at least $1 million (although this requirement may be waived under certain conditions). All investments in Fund shares are subject to a determination by the Company that the investment instructions are complete. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. The Company reserves the right in its sole discretion to suspend the availability of a Fund's shares and to reject any purchase requests. Certifi-cates for Fund shares are not issued. Shareholder Servicing Agents may estab-lish investment amount and account balance requirements different from those of the Funds and may charge fees in addition to those charged by the Fund.

GENERAL

  Shares of the Funds may be purchased on any Business Day at the net asset value per share next determined after an order in proper form is received by the Transfer Agent. Purchase orders that are received by the Transfer Agent before the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time) will be executed at the net asset value determined as of the close of regular trading on the NYSE on that Business Day. Orders received by the Transfer Agent after the close of regular trading on the NYSE are executed on the next Business Day. The investor's Shareholder Servicing Agent is responsi-ble for the prompt transmission of the investor's purchase order to the Trans-fer Agent on the investor's behalf. Under certain circumstances, a Shareholder Servicing Agent may establish an earlier deadline for receipt of orders or an investor's order transmitted to a Shareholder Servicing Agent may not be re-ceived by the Transfer Agent on the same day.

  Federal regulations require that an investor provide a valid taxpayer iden-tification number ("TIN"), which is usually the investor's social security number or employee identification number, upon opening or reopening an ac-count.

BENEFIT PLANS

  Shares of the Funds are offered to Benefit Plans that have appointed one of the Funds' Shareholder Servicing Agents as plan trustee, plan administrator or other agent, or whose plan trustee, plan administrator or other agent has a servicing arrangement with a Shareholder Servicing Agent that permits invest-ments in Fund shares. Benefit Plans include 401(k) plans and plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), health and welfare plans and executive deferred compensation plans. For additional information about Benefit Plans that may be eligible to invest in Fund shares, prospective investors should contact a Shareholder Servicing Agent.

  Fund investments by participants in 401(k) plans are typically made by pay-roll deductions arranged between participants and their employers. Partici-pants in the MasterWorks 401(k) program are included in this group. Partici-pants also may make direct contributions to their accounts in special circum-stances such as the transfer of a rollover amount from another 401(k) plan or from a rollover IRA. Investors should contact their employer's benefits de-partment for more information about contribution methods.

  Plan Participants who have established an account with a Shareholder Servic-ing Agent may purchase Fund shares in accordance with their account arrange-ments with such Shareholder Servicing Agent. The Shareholder Servicing Agent is responsible for the prompt transmission of purchase orders. Shareholder Servicing Agents may charge additional fees for maintaining customer accounts other than those charged by the Funds.

IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT PLANS

  An investor may be entitled to invest in shares of the Funds through a tax-deferred retirement plan. In addition to offering investments in Fund shares through IRA rollovers, a Shareholder Servicing Agent may offer other types of tax-deferred or tax-advantaged plans, including a Keogh retirement plan for self-employed professional persons, sole proprietors and partnerships. Contact a Shareholder Servicing Agent for materials describing plans available through it, and their benefits, provisions and fees.

  Application materials for opening an IRA rollover, Keogh retirement plan or other individual retirement plan can be obtained from a Shareholder Servicing Agent. Completed retirement plan applications should be returned to the in-vestor's Shareholder Servicing Agent for approval and processing. If an in-vestor's retirement plan application is incomplete or improperly filled out, there may be a delay before the Fund account is opened. Investors should con-sult their Shareholder Servicing Agent.

PURCHASES BY QUALIFIED BUYERS

  Qualified Buyers may open a Fund account and make additional purchases through a Shareholder Servicing Agent with whom they have an account arrange-ment. Shareholder Servicing Agents may transmit purchase orders to the Trans-fer Agent on behalf of investors, including purchase orders for which payment is to be made by wire or by transfer from an Approved Bank designated in an investor's Account Application ("Approved Bank Account").

PURCHASES BY DIRECT BUYERS

  Direct Buyers may open a Fund account by completing an Account Application. Direct Buyers may purchase Fund shares by contacting the Transfer Agent, by instructing the Transfer Agent to debit an Approved Bank Account or by wire.

  Direct Buyers may purchase Fund shares by wire by instructing the wiring bank to transmit the specified amount in federal funds to:

    Wells Fargo Bank, N.A. San Francisco, California
    Bank Routing Number: 121000248
    Wire Purchase Account Number: 4068-000587
    Attention: MasterWorks Funds Inc. (Name of Fund)
    Account Name(s): (name(s) in which to be registered)
    Account Number: (if investing into an existing account)

IN-KIND PURCHASES

  Payment for shares of a Fund may, at the discretion of BGFA as investment adviser, be made in the form of securities that are permissible investments for such Fund. Shares purchased in exchange for securities can not be redeemed until the exchange transaction has settled. For further information, see "Pur-chase and Redemption of Shares" in the SAI.

                             HOW TO REDEEM SHARES

GENERAL

  Investors may redeem all or a portion of their Fund shares on any Business Day without any charge by the Company. The redemption price of the shares is the next determined net asset value of the Fund calculated after the Company has received a redemption request in proper form. Redemption proceeds may be more or less than the amount invested depending on the Fund's net asset value at the time of purchase and redemption.

  The Company generally remits redemption proceeds from a Fund within seven days after a redemption order is received in proper form, absent extraordinary circumstances. Such extraordinary circumstances could include a period during which an emergency exists as a result of which (a) disposal by the Master Portfolio in which such Fund invests of securities owned by the Master Portfolio is not reasonably practicable or
(b) it is not reasonably practicable for the Fund or the relevant Master Port-folio to determine fairly the value of its net assets, or a period during which the SEC by order permits deferral of redemptions for the protection of Fund shareholders. In addition, the Company may defer payment of a sharehold-er's redemption until reasonably satisfied that such shareholder's investments made by check have been collected (which can take up to ten days from the pur-chase date). Payment of redemption proceeds may be made in portfolio securi-ties.

  Redemption orders that are received by the Transfer Agent before the close of regular trading on the NYSE (currently 1:00 p.m., Pacific time), will be executed at the net asset value determined as of the close of regular trading on the NYSE on that Business Day. Redemption orders that are received by the Transfer Agent after the close of regular trading on the NYSE, will be exe-cuted on the next Business Day. The investor's Shareholder Servicing Agent is responsible for the prompt transmission of redemption orders to the Transfer Agent on the investor's behalf. Under certain circumstances, a Shareholder Servicing Agent may establish an earlier deadline for receipt of orders or an investor's order transmitted to a Shareholder Servicing Agent may not be re-ceived by the Transfer Agent on the same day.

  Unless the investor has made other arrangements with an appropriate Share-holder Servicing Agent, and the Transfer Agent has been informed of such ar-rangements, proceeds of a redemption order made by the investor through the investor's Shareholder Servicing Agent are credited to the investor's Approved Bank Account. If no such account is designated, a check for the proceeds is mailed to the investor's address of record or, if such address is no longer valid, the proceeds are credited to the investor's account with the investor's Shareholder Servicing Agent.

REDEMPTIONS BY BENEFIT PLANS, IRAS, KEOGHS AND OTHER INDIVIDUAL RETIREMENT
PLANS

  Investors in these types of plans are subject to restrictions on withdrawing their money under the Code. Each type of plan has established procedures for withdrawals, which are disclosed to investors at the time of purchase. Invest-ors may obtain more information by contacting their employer and/or their Shareholder Servicing Agent. The redemption procedures outlined in the remain-der of this section do not apply to investors in Benefit Plans or retirement plans. Investors in these types of plans should contact their Shareholder Ser-vicing Agent regarding redemption procedures applicable to them.

REDEMPTIONS BY QUALIFIED BUYERS

  Qualified Buyers should contact their Shareholder Servicing Agent regarding redemption procedures applicable to them. The redemption procedures outlined in the remainder of this section do not apply to Qualified Buyers.

REDEMPTIONS BY DIRECT BUYERS

 Redemptions by Mail

  1. Write a letter of instruction to the Transfer Agent. Indicate the dollar amount or number of Fund shares to be redeemed, the Fund account number and TIN (where applicable).

  2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign.

  Unless other instructions are given in proper form, a check for the redemp-tion proceeds is sent to the investor's address of record.

 Redemptions by Telephone

  Telephone redemption or exchange privileges are made available to Direct Buyers automatically upon opening an account (unless the shareholder specifi-cally declines the privileges). These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or her-self to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable proce-dures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Com-pany and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

  During times of drastic economic or market conditions, investors may experi-ence difficulty in contacting the Transfer Agent by telephone to request a re-demption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures made available to such investors. Use of these other redemption procedures may result in the investor's redemption re-quest being processed at a later time than it would have been if telephone re-demption had been used. During the delay, the Fund's net asset value may fluc-tuate.

 Expedited Redemptions by Letter and Telephone

  A Direct Buyer may request an expedited redemption of Fund shares by letter, in which case the investor's receipt of redemption proceeds, but not the Fund's receipt of the investor's redemption request, would be expedited. Tele-phone redemption and exchange privileges are made available to a Direct Buyer automatically upon the opening of an account unless the investor declines the privilege. The investor also may request an expedited redemption of Fund shares by telephone on any Business Day, in which case both the investor's re-ceipt of redemption proceeds and the Fund's receipt of the investor's redemp-tion request would be expedited.

  Direct Buyers may request expedited redemption by calling the Transfer Agent at 1-800-828-6894.

  Direct Buyers may request expedited redemption by mailing an expedited re-demption request to the Transfer Agent.

  Upon request, proceeds of expedited redemptions are wired or credited to the investor's Approved Bank Account. The Company reserves the right to impose a charge for wiring redemption proceeds. When proceeds of an individual or cor-porate investor's expedited redemption are to be paid to someone else, to an address other than that of record, or to an account with an approved bank that the investor has not predesignated in his or her Account Application, the ex-pedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption. If the investor's expedited redemption request is received by the Transfer Agent on a Business Day, the investor's redemption proceeds are transmitted to the in-vestor's Approved Bank Account on the next Business Day (assuming the invest-or's investment check has cleared as described above), absent extraordinary circumstances. Such extraordinary circumstances could include those described above as potentially delaying redemptions, and also could include situations involving an unusually heavy volume of wire transfer orders on a national or regional basis or communication or transmittal delays that could cause a brief delay in the wiring or crediting of funds.

                              EXCHANGE PRIVILEGE

  The exchange privilege enables an investor to purchase, in exchange for shares of a Fund, shares of another fund offered by the Company in the investor's state of residence. Before undertaking an exchange into another fund, investors should obtain and read a copy of the current prospectus of the fund into which the exchange is being made. A prospectus may be obtained by calling the Company at 1-800-776-0179.

  Shares are exchanged at the next determined net asset value. No fees are currently charged to shareholders directly in connection with exchanges, al-though the Company reserves the right, upon not less than 60 days' written no-tice, to charge shareholders a nominal exchange fee in accordance with rules promulgated by the SEC. The Company reserves the right to limit the number of times shares may be exchanged and to reject in whole or in part any exchange request into a fund when management believes that such action would be in the best interests of such fund's other shareholders, such as when management be-lieves such action would be appropriate to protect a fund against disruptions in portfolio management resulting from frequent transactions by those seeking to time market fluctuations. Any such rejection is made by management on a prospective basis only, upon notice to the shareholder given not later than 10 days following such shareholder's most recent exchange. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders.

                                  SHARE VALUE

  Shares of each Fund are sold on a continuous basis at the applicable offer-ing price next determined after an order in proper form is received by the Transfer Agent. Net asset value ("NAV") per share is determined each Business Day as of the close of regular trading on the NYSE (currently 1:00 p.m., Pa-cific time).

  The NAV of a share of each Fund is the value of total net assets attribut-able to such Fund divided by the number of outstanding shares of that Fund. The value of the net assets is determined daily by adjusting the net assets at the beginning of the day by the value of shareholder activity, net investment income and net realized and unrealized gains or losses for that day. Net in-vestment income is calculated each day as daily income less expenses. The NAV of each Fund is expected to fluctuate daily and is expected to differ. Each Fund's investment in the cor-responding Master Portfolio is valued at the NAV of such Master Portfolio's shares. Each Master Portfolio calculates the NAV of its shares on the same days and at the same time as the corresponding Fund. Except for debt obliga-tions with remaining maturities of 60 days or less, which are valued at amor-tized cost, each Master Portfolio's assets are valued at current market pric-es, or if such prices are not readily available, at fair value as determined in good faith in accordance with guidelines approved by the appropriate Board of Trustees. Prices used for such valuations may be provided by independent pricing services. For further information regarding the methods employed in valuing each Master Portfolio's investments, see "Determination of Net Asset Value" in the SAI.

                          DIVIDENDS AND DISTRIBUTIONS

  The Growth Stock Fund and the S&P 500 Stock Fund each intend to pay quar-terly dividends consisting of substantially all of their net investment income and annual distributions consisting of substantially all of their net realized capital gains. The Asset Allocation Fund, Bond Index Fund, Short-Intermediate Term Fund and the U.S. Treasury Allocation Fund intend to pay monthly divi-dends consisting of substantially all of their net investment income and an-nual distributions consisting of substantially all of their net realized capi-tal gains. All dividends and distributions are automatically reinvested at net asset value in shares of the Fund paying such dividend or distribution, unless payment in cash is requested and your arrangement with a Shareholder Servicing Agent permits the processing of cash payments.

  Dividends and capital gain distributions have the effect of reducing the NAV per share by the amount distributed on the payment date. Although a dividend or distribution paid to an investor on newly acquired shares shortly after purchase would represent, in substance, a return of capital, the dividend or distribution may consist of net investment income or net realized capital gain and, accordingly, would be taxable to the investor.

                                     TAXES

GENERAL

  Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from a Fund's net long-term capital gains are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distribu-tions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, dis-tributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.

  Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Dispo-sition of Fund Shares" in the SAIs.

  Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to with-holding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.

BENEFIT PLAN INVESTORS

  As a general matter, benefit plans, their sponsors and their participants are not subject to federal income taxes at the time of receipt of net invest-ment income and capital gain distributions.

  However, such tax-exempt investors may be subject to tax on certain unre-lated taxable income which could arise, for example, when such investors ac-quire shares in the Fund through the use of leverage. Tax-exempt investors should consult their tax advisors regarding the Unrelated Business Taxable In-come Rules.

  The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the im-portant federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and lo-cal taxes. Further federal tax considerations are discussed in the SAI.

                              GENERAL INFORMATION

DESCRIPTION OF THE COMPANY

  Each Fund is a series of the Company. The Company was organized as a Mary-land corporation on October 15, 1992 and currently offers twelve series of shares. The Company's principal office is located at 111 Center Street, Little Rock, Arkansas 72201.

  The Board of Directors of the Company supervises the Funds' activities and monitors their contractual arrangements with various service providers. Addi-tional information about the Directors and officers of the Company is included in the Funds' SAI under "Management." Although the Company is not required to hold regular annual shareholder meetings, occasional annual or special meet-ings may be required for purposes such as electing or removing Directors, ap-proving advisory contracts and distribution plans and changing a Fund's in-vestment objectives or fundamental investment policies.

VOTING

  All shares of the Company have equal voting rights and will be voted in the aggregate, rather than by fund, unless otherwise required by law (such as when a matter affects only one fund). Shareholders of the Funds are entitled to one vote for each share owned and fractional votes for fractional shares owned. Depending on the terms of a particular Benefit Plan and the matter being sub-mitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. In addition, whenever a Fund is requested to vote on matters pertaining to a Master Portfolio, the Company will hold a meeting of the Fund's shareholders and will cast its vote as instructed by Fund shareholders. The directors of the Company will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. A more detailed description of the voting rights and attributes of the shares is contained in the "Capital Stock" section of the SAI.

  Whenever a Fund, as a Master Portfolio interestholder, is requested to vote on any matter submitted to interestholders of such Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instruc-tions are voted in the same proportion as the votes received from the other Fund shareholders. If a Master Portfolio's investment objective or policies are changed, the corresponding Fund may elect to change its objective or poli-cies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new invest-ment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its ob-jective. In the latter case, the Fund's inability to find a substitute invest-ment company in which to invest or equivalent management services could ad-versely affect shareholders' investments in the Fund.

INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, serves as independent auditors for the Company.

LEGAL COUNSEL

  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Company.

INFORMATION ON THE FUNDS

  The Company provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds including additional information on performance. Shareholders may obtain a copy of the Company's most recent annual report without charge by phoning 1-800-776-0179.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE COMPANY'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OF-FERING MAY NOT LAWFULLY BE MADE.

                  APPENDIX -- ADDITIONAL INVESTMENT POLICIES

FUND INVESTMENTS

  Set forth below is a description of certain investments and additional in-vestment policies for each Fund, except as otherwise indicated. REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF A FUND, UNLESS OTHERWISE INDICATED, SHOULD BE UNDERSTOOD AS REFERENCES TO THE INVESTMENTS AND INVESTMENT POLICIES AND RESTRICTIONS OF THE CORRESPONDING MASTER PORTFOLIO.

  U.S. GOVERNMENT OBLIGATIONS -- The Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agen-cies or instrumentalities. Payment of principal and interest on U.S. Govern-ment obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality it-self (as with FNMA notes). In the latter case, the investor must look princi-pally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide finan-cial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Gov-ernment obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obliga-tions are subject to fluctuations in yield or value due to their structure or contract terms.

  SECURITIES OF NON-U.S. ISSUERS -- The Funds may invest in certain securities of non-U.S. issuers as discussed below.

  Obligations of Foreign Governments, Banks and Corporations -- Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA or Wells Fargo Bank to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational enti-ties. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or de-velopment and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and De-velopment (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and suprana-tional entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

  Each Fund may invest a portion (up to 25% for the Short-Intermediate Term
Fund) of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated and pay interest in U.S. dollars. The Funds also may invest in U.S. dollar-denominated debt obligations issued by foreign cor-porations.

  Emerging Market Securities -- The Growth Stock Fund may invest up to 15% of its assets in equity securities of companies in "emerging markets." The Fund considers countries with emerging markets to include the following: (i) coun-tries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly re-ferred to as the World Bank); and (iii) countries listed in World Bank publi-cations as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities for emerging market issuers offers significant potential for long-term capital apprecia-tion.

  Equity securities of emerging market issuers may include common stock, pre-ferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity inter-ests in foreign investment funds or trusts and real estate investment trust securities. The Fund also may invest in American Depositary Receipts, European Depositary Receipts, Continental Depositary Receipts, Global Depositary Re-ceipts, International Depositary Receipts and similar instruments of such is-suers.

  Emerging market countries include, but are not limited to: Argentina, Bra-zil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines,

Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its as-sets situated in such country, market or region.

  American Depositary Receipts and Similar Instruments--The Growth Stock Fund may invest in foreign securities through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Re-ceipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (spon-sored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of under-lying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. The Fund may invest up to 25% of its assets in these types of securities.

  FLOATING- AND VARIABLE-RATE OBLIGATIONS -- The Funds may purchase debt in-struments with interest rates that are periodically adjusted at specified in-tervals or whenever a benchmark rate or index changes. These adjustments gen-erally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

  BONDS -- Certain of the debt instruments purchased by the Asset Allocation, Bond Index, Short-Intermediate Term and U.S. Treasury Allocation Funds may be bonds. A bond is an interest-bearing security issued by a company or govern-mental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's cur-rent value) may differ from its coupon rate as its value rises or falls.

  Other types of bonds bear income at an interest rate that is adjusted peri-odically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market in-terest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calcu-lating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liqui-dation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

  ASSET-BACKED SECURITIES -- The Short-Intermediate Term Fund may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both in-terest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon re-investment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed-income securities. Pay-ment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non-government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by vari-ous forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmen-tal entities, private insurers or the mortgage poolers.

  The Fund may invest up to 25% of its total assets in investment grade col-lateralized mortgage obligations ("CMOs"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. The Fund may purchase CMOs that are:

    (1) collateralized by fixed rate or adjustable rate mortgages that are guaranteed, as to payment of principal and interest, by a U.S. Government agency or instrumentality;

    (2) directly guaranteed, as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. Government securities; or

    (3) collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  The Short-Intermediate Term Fund may invest in asset-backed securities ("ABSs"), which are unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile re-ceivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically sup-ported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the cer-tificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing in-terest rates at the time of prepayment. Asset-backed secu-rities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experi-encing difficulty in valuing or liquidating such securities.

  FUTURES CONTRACTS AND OPTIONS TRANSACTIONS -- The Asset Allocation, Bond In-dex, S&P 500 Stock and U.S. Treasury Allocation Funds may use futures as a substitute for a comparable market position in the underlying securities.

  A futures contract is an agreement between two parties, a buyer and a sell-er, to exchange a particular commodity or financial statement at a specific price on a specific date in the future. An option transaction generally in-volves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Conse-quently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes).

  Although each of the indicated Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with lit-tle or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possi-ble, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash mar-gin payments.

  Stock Index Futures and Options on Stock Index Futures -- The S&P 500 Stock and Asset Allocation Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical deliv-ery of the underlying stocks in the index is made. With respect to stock indi-ces that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

  Interest-Rate Futures Contracts and Options on Interest-Rate Futures Con-tracts -- The Asset Allocation, Bond Index and U.S. Treasury Allocation Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the un-derlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be ef-fected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds' portfolio securities which are the subject of the transaction.

  Interest-Rate and Index Swaps -- The Asset Allocation, Bond Index and U.S. Treasury Allocation Funds may enter into interest-rate and index swaps in pur-suit of their investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two pay-ments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

  The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that a Fund contractually is entitled to receive.

  Options -- The Growth Stock Fund may invest in call and put options on a specific security. The Fund may invest up to 15% of its assets, represented by the premium paid, in the purchase of call and put options in respect of spe-cific securities (or groups of "baskets" of specific securities). The pur-chaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease suffi-ciently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but fore-goes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. The Fund may purchase and write unlisted over-the-counter options with broker/dealers deemed creditworthy by the advis-er. Closing transactions for such options are usually effected directly with the same broker/dealer that effected the original option transaction. A Fund bears the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

  INVESTMENT COMPANY SECURITIES -- Each Master Portfolio may invest in securi-ties issued by other investment companies which principally invest in securi-ties of the type in which the Master Portfolio invests. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited to, sub-ject to certain exceptions, (i) 3% of the total voting stock of any one in-vestment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company and (iii) 10% of the Master Portfolio's net assets in the aggregate. Invest-ments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Master Portfolios may also purchase shares of exchange listed closed-end funds.

  ILLIQUID SECURITIES -- Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obliga-tions as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

  CONVERTIBLE SECURITIES -- The Growth Stock Fund may invest in convertible securities that provide current income and are issued by companies with the characteristics described above for the Fund and that have a strong earnings and credit record. The Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specific period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctu-ations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of the Fund's net assets will be invested, at the time of purchase, in convert-ible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's or S&P, or unrated but determined by BGFA or Wells Fargo Bank to be of comparable quality.

  CORPORATE REORGANIZATIONS -- The Growth Stock Fund may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of BGFA or Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.

  SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS -- The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA or Wells Fargo Bank; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA or Wells Fargo Bank are of comparable quality to obligations of U.S. banks which may be purchased by the Master Portfolio.

  Bank Obligations -- Each Fund may invest in bank obligations, including cer-tificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

  Certificates of deposit are negotiable certificates evidencing the obliga-tion of a bank to repay funds deposited with it for a specified period of time.

  Time deposits are non-negotiable deposits maintained in a banking institu-tion for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank In-surance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include unin-sured, direct obligations, bearing fixed, floating- or variable-interest rates.

  Commercial Paper and Short-Term Corporate Debt Instruments -- Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corpora-tions to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pur-suant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser and/or sub-adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

  Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser and/or sub-adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

  Repurchase Agreements -- Each Fund may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may participate in pooled repurchase agree-ment transactions with other funds advised by BGFA or Wells Fargo Bank. See "Additional Permitted Investment Activities" in the SAI for additional infor-mation.

  FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSAC-TIONS -- Each Fund may purchase or sell securities on a when-issued or de-layed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities pur-chased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of ac-quiring them, a Fund may dispose of securities purchased on a when-issued, de-layed-delivery or a forward commitment basis before settlement when deemed ap-propriate by the adviser.

  BORROWING MONEY -- As a fundamental policy, each Fund is permitted to borrow to the extent permitted under the 1940 Act. However, each Fund currently in-tends to borrow money only for temporary or emergency (not leveraging) purpos-es, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, the Fund will not make any new investments.

  LOANS OF PORTFOLIO SECURITIES -- Each Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individu-als) in order to increase the return on such Fund's portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are market-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon the borrower or a placing broker. See "Additional Permitted Investment Activities" in the SAI for addi-tional information.

INVESTMENT POLICIES -- THE FUNDS

  The investment objective of each Fund as set forth in the first sentence of the section describing such Fund under the heading entitled "The Funds -- In-vestment Objective and Policies", is fundamental; that is, it may not be changed without approval by the vote of the holders of a majority of the out-standing voting securities of such Fund as described under "Capital Stock" in the SAI. In addition, any fundamental investment policy may not be changed without shareholder approval. If the Board of Directors of the Company deter-mines, however, that the investment objective of a Fund can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Board may make such change without shareholder approval and will disclose any such material changes in the then current prospectus.

  As matters of fundamental policy, the Funds may: (i) not purchase securities of any issuer (except U.S. Government obligations) if as a result, with re-spect to 75% of its total assets, more than 5% of the value of a Fund's total assets would be invested in the securities of such issuer or, with respect to 100% of its total assets, a Fund would own more than 10% of the outstanding voting securities of such issuer provided that this restriction shall not pre-vent a Fund from investing all of its assets in the Master Portfolio's; (ii) borrow from banks up to 20% of the current value of its net assets for tempo-rary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in ex-cess of 5% of its net assets exists); (iii) make loans of portfolio securities in accordance with its investment policies; and (iv) not invest 25% or more of its total assets (i.e., concentrate) in any particular industry, except that a Fund will concentrate its assets in any one industry for the same period as does the S&P 500 Index and except that a Fund may invest 25% or more of their assets in U.S. Government obligations, provided that this re-striction shall not prevent a Fund from investing all of its assets in the corresponding Master Portfolio.

  The Funds reserve the right to invest up to 15% of the current value of their net assets in repurchase agreements having maturities of more than seven days and other illiquid securities. Disposing of illiquid or restricted secu-rities may involve additional costs and require additional time.

                              INVESTMENT RATINGS

  The following describes how three of the major rating agencies classify their investment ratings. Ratings of debt securities represent the rating agency's opinion regarding their quality, and are not a guarantee of quality. Credit ratings attempt to evaluate the safety of principal and interest pay-ments, and do not evaluate the risks of fluctuations in market value. Further-more, rating agencies may fail to make timely changes in credit ratings in re-sponse to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. Subsequent to purchase by a Master Portfolio, the rating of a debt security may be reduced below the mini-mum rating required for initial purchase by the Master Portfolio or the secu-rity may cease to be rated. BGFA will consider either such event in determin-ing whether a Master Portfolio should continue to hold the security. In no event will a Master Portfolio hold more than 5% of its net assets in debt se-curities rated below "BBB" by S&P or below "Baa" by Moody's or in unrated low quality (below investment grade) debt securities. BGFA does not make any rep-resentation that the investment ratings provided by such rating agencies are accurate or complete.

STANDARD & POOR'S RATINGS

  Bond Ratings. Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated "A" have a strong capacity to pay interest and repay principal al-though it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated "BBB" by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit ade-quate protection parameters, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity to pay interest and re-pay principal for debt in this category than in higher rated categories.

  Commercial Paper Ratings. Commercial paper with the greatest capacity for timely payment is rated "A" by S&P. Issues within this category are further redefined with designations "1", "2" and "3" to indicate the relative degree of safety; "A-1," the highest of the three, indicates the degree of safety is very high.

MOODY'S INVESTORS SERVICE RATINGS

  Bond Ratings. Bonds rated "Aaa" by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated "Aa" are judged to be of high quality by all standards. They are rated lower than the best bonds be-cause margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than is the case with "Aaa" securities. Bonds that are rated "A" possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but ele-ments may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" by Moody's are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. In-terest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unre-liable over longer periods of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  Commercial Paper Ratings. Moody's employs the designations of "Prime-1," "Prime-2" and "Prime-3" to indicate the relative capacity of the rated issuers to repay punctually. "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers of "Prime-1" obligations must have a superior capacity for repayment of short-term promissory obligations, and will normally be evidenced by leading market positions in well established industries, high rates of re-turn on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings cover-age of fixed financial charges and high internal cash generation, and well estab-lished access to a range of financial markets and assured sources of alternate liquidity.

FITCH INVESTORS SERVICE RATINGS

  Bond Ratings. Bonds rated "BBB" by Fitch are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic con-ditions and circumstances, however, are more likely to weaken this ability than with bonds having higher ratings.

                SPONSOR, DISTRIBUTOR AND CO-ADMINISTRATOR
                                 Stephens Inc.
                             Little Rock, Arkansas

                             CO-ADMINISTRATOR

                     Barclays Global Investors, N.A.

                        San Francisco, California

                              INVESTMENT ADVISER
                         Barclays Global Fund Advisors
                           San Francisco, California

                                   CUSTODIAN
                        Investors Bank & Trust Company
                             Boston, Massachusetts

                 TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                            Wells Fargo Bank, N.A.
                           San Francisco, California

                                 LEGAL COUNSEL
                            Morrison & Foerster LLP
                               Washington, D.C.

                             INDEPENDENT AUDITORS
                             KPMG Peat Marwick LLP
                           San Francisco, California

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMI-NAL OFFENSE.

MASTERWORKS Funds
c/o Wells Fargo Bank, N.A.
Transfer Agent
525 Market Street
San Francisco, CA 94105

                            MASTERWORKS FUNDS INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                               MONEY MARKET FUND

                                 JUNE 30, 1997

                            _______________________


  MasterWorks Funds Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Company's MONEY MARKET FUND (the "Fund"). The investment objective of the Fund is described in its Prospectus. See "The Fund -- Investment Objective and Policies."

  This SAI is not a prospectus and should be read in conjunction with the Fund's current Prospectus, also dated June 30, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at 1-800-776-0179.

                               TABLE OF CONTENTS

                                                          PAGE
                                                          ----
General Information....................................     1
Investment Restrictions................................     1
Additional Permitted Investment Activities.............     3
Management.............................................     7
Performance Information................................    12
Determination of Net Asset Value.......................    14
Purchases and Redemption of Shares.....................    14
Portfolio Transactions.................................    16
Taxes..................................................    18
Capital Stock..........................................    22
Other..................................................    23
Counsel................................................    23
Independent Auditors...................................    24
Financial Information..................................    24
SAI Appendix...........................................   A-1
Financial Statements...................................   F-1

                              GENERAL INFORMATION


  The Company is a registered investment company which currently offers twelve series, including the Fund. On or about December 30, 1993, the Company's Board of Directors approved, primarily for marketing purposes, the change of its corporate name from "WellsFunds Inc." to "Stagecoach Inc." On or about March 15, 1996, the Company changed its corporate name from "Stagecoach Inc." to "MasterWorks Funds Inc."

                            INVESTMENT RESTRICTIONS

  FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following investment restrictions, all of which are fundamental policies.

The Money Market Fund may not:

  (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) obligations of domestic banks (for the purpose of this exception, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks);

  (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

  (3) purchase commodities or commodity contracts (including futures contracts), except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

  (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

  (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

  (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

  (7) make investments for the purpose of exercising control or management;

  (8) borrow money or issue senior securities as defined in the Investment Company Act of 1940, except that the Money Market Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

  (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Money Market Fund may purchase securities with put rights in order to maintain liquidity;

  (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; or

  (11) make loans, except that the Fund may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment policies, and may enter into repurchase agreements.

  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following investment restrictions, all of which are non-fundamental policies.

  (1)  The Money Market Fund may not:

     (a) purchase or retain securities of any issuer if the officers or Directors of the Company or its investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

     (b) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

  (2) The Money Market Fund reserves the right to invest up to 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days or other illiquid securities. However, as long as the Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, the Fund will comply with such lower limit. The Fund presently is limited to investing 10% of its net asset in such securities due to limits applicable in several states.

  (3) The Money Market Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

  (4) The Money Market Fund, as provided in Rule 2a-7 under the 1940 Act, may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase: the Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Money Market Fund would own no more than 10% of the voting securities of any one issuer; the Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.

  (5) The Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the investment adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund does not intend to invest more than 5% of its net assets in such securities during the coming year.

                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

  General.  The assets of the Money Market Fund consist only of obligations
  --------
maturing within thirteen months from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days. The securities in which the Fund may invest will not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund's investment objective will be realized as described in the Fund's Prospectus.

  Unrated Investments. The Money Market Fund may purchase instruments that are
  -------------------
not rated if, in the opinion of Wells Fargo Bank, N.A. ("Wells Fargo Bank"), as sub-adviser, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund's procedures adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Directors of the purchase of unrated securities. After purchase by the Money Market Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, the Company's Board of Directors determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the Fund's shareholder's best interest. However, in no event will such securities exceed 5% of the Fund's net assets. To the extent the ratings given by Moody's Investor Service, Inc. ("Moody's") or Standard & Poors Corporation ("S&P") may change as a result of changes in such organizations or their rating systems, the Money Market Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.



  Pass-Through Obligations. Certain of the debt obligations in which the Money
  ------------------------
Market Fund may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Fund investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations.

  Loans of Portfolio Securities. The Money Market Fund may lend its securities
  -----------------------------
to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of cash, U.S. Treasury securities, or other U.S. Government securities or a letter of credit which is marked to market daily to ensure that each loan is fully collateralized at all times; (2) the Fund may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Fund. The Fund may earn income in connection with securities loans either through the reinvestment of the cash collateral or the payment of fees by the borrower. The Money Market Fund does not currently intend to lend its portfolio securities.

  Repurchase Agreements.  The Money Market Fund may engage in a repurchase
  ----------------------
agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. The Fund may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

  Floating- and Variable-Rate Obligations. The Money Market Fund may purchase
  ---------------------------------------
floating- and variable-rate obligations as described in the Prospectus. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. Wells Fargo Bank, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio. The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.
  ----------------------------------------------------------------------------
The Money Market Fund may purchase securities on a when-issued or forward commitment (sometimes called a delayed-delivery) basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

  Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's investment portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when
                                                   - -
interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash or U.S. Government obligations or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Fund's custodian bank. Purchasing securities on a forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's total net assets and its net asset value per share. In addition, because the Fund will set aside cash and other high quality liquid debt securities as described above, the liquidity of the Fund's investment portfolio may decrease as the proportion of securities in the Fund's portfolio purchased on a when-issued or forward commitment basis increases.

  The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Money Market Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

  Rule 144A. It is possible that unregistered securities, purchased by the Money
  ---------
Market Fund in reliance upon Rule 144A under the Securities Act of 1933, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

  Foreign Obligations. Investments in foreign obligations involve certain
  -------------------
considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. [THE MONEY MARKET FUND MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN OBLIGATIONS.]

  Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

                                   MANAGEMENT

  Directors and Officers. The following information supplements and should be
  ----------------------
read in conjunction with the Prospectus section entitled "Management of the Fund." Directors and officers of the Company, together with information as to their principal business occupations during the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors who are deemed to be an "interested person" of the Company, as defined in the 1940 Act, are indicated by an asterisk.


                                                     PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE             POSITION            DURING PAST 5 YEARS
---------------------             --------           ---------------------
Jack S. Euphrat, 75               Director           Private Investor.
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46               Director,          Executive Vice President of Stephens;
                                  Chairman and       Manager of Financial Services Group;
                                  President          President of Stephens Insurance Services Inc.;
                                                     Senior Vice President of Stephens Sports Management Inc.;
                                                     and President of Investors Brokerage Insurance Inc.

Thomas S. Goho, 55                Director           Associate Professor of Finance
P.O. Box 7285                                        Calloway School of Business and Accounting at
Reynold Station                                      Wake Forest University since 1982.
Winston-Salem, NC 27109


                                                      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE             POSITION             DURING PAST 5 YEARS
---------------------             --------            ---------------------
*Zoe Ann Hines, 48                Director          Senior Vice President of Stephens;
                                                    Director of Brokerage Accounting of Stephens;
                                                    Secretary of Stephens Resource Management;
                                                    and Senior Vice President of Link Investments Inc.

*W. Rodney Hughes, 70             Director          Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79               Director          Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52              Director          Chairman of Home Account Network, Inc.;
4 Beaufain Street                                   Real Estate Developer;
Charleston, SC 29401                                Chairman of Renaissance Properties Ltd.;
                                                    President of Morse Investment Corporation;
                                                    and Co-Managing Partner of Main Street Ventures

Richard H. Blank, Jr., 40         Chief             Associate of Financial Services Group of Stephens;
                                  Operating         Director of Stephens Sports Management Inc.;
                                  Officer,          and Director of Capo Inc.
                                  Secretary and
                                  Treasurer


                              COMPENSATION TABLE
                  For the Fiscal Year Ended February 28, 1997


                                                TOTAL COMPENSATION
                       AGGREGATE COMPENSATION     FROM REGISTRANT
NAME AND POSITION         FROM REGISTRANT        AND FUND COMPLEX
-----------------      ----------------------   ------------------
Jack S. Euphrat                 $9,250                $9,250
  Director

*R. Greg Feltus
  Director                           0                     0

Thomas S. Goho
  Director                      $9,250                $9,250

*Zoe Ann Hines
  Director                           0                     0

*W. Rodney Hughes
  Director                      $8,250                $8,250

Robert M. Joses
  Director                      $9,250                $9,250

*J. Tucker Morse
  Director                      $8,250                $8,250

  Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Master Investment Portfolio and Managed Series Investment Trust together form a separate "fund complex", as such term is defined in Form N-1A under the 1940 Act ( the "BGFA Fund Complex" ). Overland Express Funds Inc., Stagecoach Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex (the "Wells Fargo Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as Directors/Trustees and Officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Zoe Ann Hines, who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as Directors/Trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex. As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

  Investment Adviser. BGFA provides investment advisory services to the Fund
  ------------------
pursuant to an Investment Advisory Contract with the Company. Pursuant to the Advisory Contract, BGFA furnishes the Company's Board of Directors with periodic reports on the investment strategy and performance of the Fund. For its advisory services to the Fund, BGFA is entitled to receive a fee at the annual rate of 0.35% of the Fund's average daily net assets.

  For the period beginning January 1, 1996 and ended February 29, 1996, and for the fiscal year ended February 28, 1997, the Fund paid advisory fees to BGFA, without waivers:

                        1/1/96 - 2/29/96   FYE 2/28/97
                           Fees Paid        Fees Paid
                           ---------        ---------
Money Market Fund           $89,609         $570,332

  Prior to January 1, 1996, Wells Fargo Bank provided investment advisory services to the Fund pursuant to an Investment Advisory Agreement, the terms of which were identical in all material respects, other than the identity of the parties, to the BGFA Advisory Contract.

  For the fiscal year ended February 28, 1995 and for the period beginning March 1, 1995 and ended December 31, 1995, the Fund paid advisory fees to Wells Fargo Bank and Wells Fargo Bank waived advisory fees as follows:

                              FYE 2/28/95           3/1/95 - 12/31/95
                       Fees Paid   Fees Waived   Fees Paid   Fees Waived
                       ---------   -----------   ---------   -----------
Money Market Fund       $371,199         0        $435,178    $51,320

  Sub-Investment Adviser. BGFA has engaged Wells Fargo Bank to provide sub-
  ----------------------
investment advisory services pursuant to a Sub-Advisory Contract. The Sub-Advisory Contract provides that Wells Fargo Bank shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank has agreed to provide the Fund with among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions. For its sub-advisory services to the Fund, Wells Fargo Bank is entitled to receive a fee at an annual rate of 0.05% of the Fund's average daily net assets.

  For the period beginning January 1, 1996 and ended February 29, 1996, and for the fiscal year ended FEBRUARY 28, 1997, BGFA paid to Wells Fargo Bank the sub-advisory fees indicated below and Wells Fargo Bank waived the indicated amount:

                             1/1/96-2/29/96          FYE 2/28/97
                       Fees Paid   Fees Waived   Fees Paid   Fees Waived
                       ---------   -----------   ---------   -----------
Money Market Fund       $12,801         $0        $80,773         $0

  The Advisory and Sub-Advisory Contracts are subject to the annual approval by
(i) the Company's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Company's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Contracts are terminable without penalty, on 60 days' written notice by the Company's Board of Directors or by vote of the holders of a majority of the Fund's shares, or, after the Reapproval Date, on not less than 60 days' written notice, by BGFA. The Contracts terminate automatically in the event of an assignment (as defined in the 1940 Act).

  Co-Administrators. The Company has engaged Stephens and Barclays Global
  -----------------
Investors, N.A. ("BGI") to provide certain administration services to the Fund. Pursuant to a Co-Administration Agreement with the Company, Stephens and BGI provide as administration services, among other things: (i) general supervision of the operation of the Company and the Fund, including coordination of the services performed by the investment adviser, sub-adviser, transfer and dividend disbursing agent, custodian, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Stephens also furnishes office space and certain facilities required for conducting the business of the Fund together with all other administrative services that are not being furnished by the Fund's investment adviser.

Stephens also pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens.

  In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by the Fund, Stephens and BGI have agreed to bear all costs of the Fund's and the Company's operations. For providing such services, Stephens and BGI are entitled to a fee of 0.10% of the Fund's average daily net assets. Effective October 21, 1996, BGI contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administrative services. Prior to October 21, 1996, Stephens served as sole administrator to the Fund.

  For the fiscal years ended February 28, 1995, February 29, 1996, and February 28, 1997, the Fund paid the following administration fees:

                       FYE 1995   FYE 1996    FYE 1997
                       --------   --------   -----------
Money Market Fund       $58,429    $76,777   $111,048(1)

                                _______________

/(1)/ This amount includes $75,738 paid to Stephens during the fiscal year and $35,310 paid to BGI under the Co-Administration Agreement during the period from October 21, 1996 to February 28, 1997.

  Distributor. Stephens acts as the exclusive distributor of the Fund's shares
  -----------
pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement") with the Company. Shares are sold on a continuous basis by Stephens as agent, although Stephens is not obligated to sell any particular amount of shares. No compensation is payable by the Company to Stephens for its distribution services. The term and termination provisions of the Distribution Agreement are substantially similar to those of the Agreement with the Adviser discussed above.

  Custodian. IBT, concurrent with its appointment as sub-administrator for the
  ---------
Fund on October 21, 1996, also has been retained to act as Custodian for the Fund and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Fund. IBT shall not be entitled to compensation for providing custody services to the Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Company, on behalf of the Fund. Prior to October 21, 1996, BGI served as the Fund's custodian and was not entitled to receive a fee. Prior to January 1, 1996, Wells Fargo Bank served as the Fund's custodian. For the period beginning January 1, 1996 and ended February 29, 1996, and for the fiscal year ended February 28, 1997, the Fund did not pay any custody fees.

  Transfer and Dividend Disbursing Agent. Wells Fargo Bank has been retained as
  --------------------------------------
the transfer and dividend disbursing agent for the Fund and performs such services at 525 Market Street, San

Francisco, California 94105. Wells Fargo Bank is entitled to receive from the Trust for its services as transfer and dividend disbursing agent, a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets.

                            PERFORMANCE INFORMATION

  Generally. The yield for the Money Market Fund fluctuates from time to time,
  ---------
unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

  Current yield for the Money Market Fund is calculated based on the net changes, exclusive of capital changes, over a seven day and/or thirty day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. THE CURRENT YIELDS FOR THE FUND FOR THE SEVEN-DAY AND THIRTY DAY PERIODS ENDED FEBRUARY 28, 1997 WERE 5.10% AND 4.99%, RESPECTIVELY.

  Effective yield for the Money Market Fund is calculated by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. THE EFFECTIVE YIELD FOR THE FUND FOR THE SEVEN-DAY PERIOD ENDED FEBRUARY 28, 1997 WAS 5.10%.

  In addition, investors should recognize that changes in the net asset values of shares of the Money Market Fund affect the yield for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with investment alternatives. The yield of the Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

  Performance Comparisons. From time to time and only to the extent the
  -----------------------
comparison is appropriate for the Fund, the company may quote the performance of a Fund in advertising and other types of literature and may compare the performance of the Fund to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

  From time to time, the Company may quote the Money Market Fund's performance in advertising and other types of literature as compared to the 91-Day Treasury Bill Average (Federal Reserve), Lipper Money Market Fund Average, Donoghue Taxable Money Market Fund Average, Salomon Three-Month Treasury Bill Index, or Bank Averages, which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts. Savings accounts offer a guaranteed return of principal and a fixed rate of interest. The Fund's performance also may be compared to the Consumer Price Index, as published by the U.S. Bureau of Labor Statistics, which is an established measure of change over time in the prices of goods and services in major expenditure groups.

  In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Company also may disclose in advertising and other types of sales literature the level and categories of assets under management by the Fund's investment adviser, sub-adviser or their affiliates.

  The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., Donoghue's Money Fund Report, including Donoghue's Taxable Money Market Fund Average or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

  Other Advertising Items. The Company also may discuss in advertising and other
  -----------------------
types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

                        DETERMINATION OF NET ASSET VALUE

  The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Money Market Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Money Market Fund's portfolio on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Money Market Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

  Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                       PURCHASE AND REDEMPTION OF SHARES

  Terms of Purchase. The Money Market Fund is generally open Monday through
  -----------------
Friday and closed on weekends, NYSE holidays and federal bank holidays. The holidays on which the Fund is closed currently are: New Year's Day, Martin Luther King, Jr.'s, Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Veterans Day, Columbus Day, Labor Day,

Thanksgiving Day and Christmas Day. The Company reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Funds.

  Payment for shares of the Money Market Fund may, at the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.

  Suspension of Redemptions.  Under the 1940 Act, a Fund may suspend the right
  -------------------------
of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

  The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

  In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS

  Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer. Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase municipal or other obligations from underwriting syndicates of which Stephens, BGFA or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

  The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors and BGFA, Wells Fargo Bank is responsible for the Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

  In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

  Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by BGFA and Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

  Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

  Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

  The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Money Market Fund by improving the quality of Wells Fargo's investment advice.

  Portfolio Turnover.  Because the portfolio of the Money Market Fund consists
  ------------------
of securities with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Money Market Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis, and, consequently, the Fund usually will not incur excessive transaction costs.

  Brokerage Commissions.  For the fiscal years ended February 28, 1995, February
  ---------------------
29, 1996, and February 28, 1997, the Fund did not pay any brokerage commissions.

  Securities of Regular Broker/Dealers.  As of February 28, 1997, the Fund owned
  ------------------------------------
no securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act.

                                     TAXES

  In General.  The Fund intends to qualify as a regulated investment company
  ----------
under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes; thus, the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.

  Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

  Generally, dividends and capital gain distributions are taxable to shareholders when they are received. However, dividends and distributions declared payable as of a record date in October, November or December of any calendar year are deemed under the Code to have been paid by the Fund and received by the shareholders on December 31 of that calendar year if the dividends and distributions are actually paid in the following January. Accordingly, such dividends and distributions will be taxable to the recipient shareholders in the year in which the record date falls.

  A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

  Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of the Fund is expected to consist of securities of foreign issuers, the Fund will be not eligible to elect to "pass-through" foreign tax credits to shareholders.

  Federal Income Tax Rates.  As of the printing of this SAI, the maximum tax
  ------------------------
rate applicable to an individual's ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional tax of up to $11,750, and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

  Capital Gain Distributions.  To the extent that the Fund recognizes long-term
  --------------------------
capital gains, such gains will be distributed at least annually. These distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. The Fund intends to designate such distributions as capital gain distributions in a written notice to the shareholders mailed by the Fund not later than 60 days after the close of the Fund's taxable year.

  Other Distributions.  Although dividends will be declared daily based on the
  -------------------
Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

  Disposition of Fund Shares.  If a shareholder receives a designated capital
  --------------------------
gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then, unless otherwise disallowed, any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

  If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company (the "new shares"), the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of the new shares. Also, any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shareholder disposes of the Fund shares.

  Taxation of Fund Investments.  Gains or losses on sales of portfolio
  ----------------------------
securities by the Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will, but was not previously included in income of the Fund pursuant to an available election, be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

  If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

  The amount of any gain or loss realized by a Fund on closing out certain regulated futures contracts will generally result in a realized capital gain or loss for tax purposes. Such futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, such futures contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which such marked to market and foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

  Offsetting positions held by the Fund involving certain financial forward futures or option contracts may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988. If the Fund were treated as entering into straddles by reason of its engaging in certain financial forward, futures or option contracts, such straddles may be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by the applicable provisions of Section 1256 or 988 of the Code. The Fund may make one or more elections with respect to mixed straddles. Depending upon which election is made, if any, the results with respect to the Fund may differ.

  Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the foregoing rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss and long-term capital gain may be characterized as short-term capital gain or ordinary income.

  If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), it may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, it intends to make an election under proposed Treasury Regulations to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

  Foreign Shareholders.  Under the Code, distributions of net investment income
  --------------------
by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% or a lower treaty rate. Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

  Backup Withholding.  The Company may be required to withhold, subject to
  ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

  Other Matters.  Investors should be aware that the investments to be made by
  -------------
the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

  The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                                 CAPITAL STOCK

  The Company, an open-end, management investment company, was incorporated in Maryland on October 15, 1992. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. As of the date of this SAI, the Company's Board of Directors has authorized the issuance of twelve series of shares. The Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios.

  All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of a fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Money Market Fund's Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67%
of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

  The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

  Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

  Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

  As of May 30, 1997, the Wells Fargo Bank 401(K) MasterWorks Omnibus Account, 420 Montgomery Street, San Francisco, CA 94104, was the record owner of approximately 93% of the outstanding voting securities of the Money Market Fund, and may be presumed to "control" the Fund as that term is defined in the 1940 Act.

                                     OTHER

  The Registration Statement, including the Prospectus for the Money Market Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Suite 5500, Washington, D.C. 20006-1812, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

                              INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.

                             FINANCIAL INFORMATION

  The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended February 28, 1997 for the Money Market Fund are hereby incorporated by reference to the MasterWorks Funds Inc. Annual Report, as filed with the SEC on May 2, 1997. The portfolio of investments, audited financial statements and independent auditors' report for the Fund is attached to all SAIs delivered to shareholders or prospective shareholders.

                                  SAI APPENDIX

  The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

CORPORATE BONDS

  Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers "1," "2" and "3" in each rating category from "Aa" through "Baa" in its rating system. The modifier "1" indicates that the security ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end.

  S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

CORPORATE COMMERCIAL PAPER

  Moody's: The highest rating for corporate commercial paper is "Prime-1." Issuers rated "Prime-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "Prime-2" "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

  S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                        MASTERWORKS LIFEPATH(R) FUNDS
                             MASTERWORKS FUNDS INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                               LIFEPATH 2000 FUND
                               LIFEPATH 2010 FUND
                               LIFEPATH 2020 FUND
                               LIFEPATH 2030 FUND
                               LIFEPATH 2040 FUND

                                 JUNE 30, 1997

  MasterWorks Funds Inc. (the "Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Company's LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, and LifePath 2040 Funds (the "LifePath Funds" or the
"Funds").

  Each LifePath Fund invests all of its assets in a separate portfolio (each a "Master Portfolio") of Master Investment Portfolio ("MIP") having the same investment objective as the Fund. Therefore, the investment experience of each Fund will correspond directly with the relevant Master Portfolio's investment experience. MIP is an open-end, series investment company. Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the corresponding Master Portfolio of each LifePath Fund. References to the investments, investment policies and risks of the Funds unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

  This SAI is not a prospectus and should be read in conjunction with the Funds' current Prospectus, also dated June 30, 1997. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing MasterWorks Funds Inc., c/o Wells Fargo Bank, N.A. -- Transfer Agent, 525 Market Street, San Francisco, CA 94105, or by calling 1-800-776-0179.

                               TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
General Information................................................    1
Investment Objectives and Management Policies......................    1
Management.........................................................    8
Purchase and Redemption of Shares..................................   13
Determination of Net Asset Value...................................   14
Dividends, Distributions and Taxes.................................   15
Performance Information............................................   18
Portfolio Transactions.............................................   19
Capital Stock......................................................   21
Other..............................................................   24
Counsel............................................................   24
Independent Auditors...............................................   24
Financial Information..............................................   24
Appendix...........................................................  A-1
Financial Statements...............................................  F-1

                              GENERAL INFORMATION

  The Company is a registered investment company which currently offers twelve series, including the Funds. MIP is a registered investment company consisting of nine series including the LifePath Master Portfolios. Each Fund invests all of its assets in the corresponding Master Portfolio of MIP (as shown below), which has the same investment objective as the related Fund.

  LIFEPATH FUND                          CORRESPONDING MASTER PORTFOLIO
  -------------                          ------------------------------
LifePath 2000 Fund                       LifePath 2000 Master Portfolio
LifePath 2010 Fund                       LifePath 2010 Master Portfolio
LifePath 2020 Fund                       LifePath 2020 Master Portfolio
LifePath 2030 Fund                       LifePath 2030 Master Portfolio
LifePath 2040 Fund                       LifePath 2040 Master Portfolio


  On or about December 30, 1993, the Company's Board of Directors approved, primarily for marketing purposes, the change of its corporate name from "WellsFunds Inc." to "Stagecoach Inc." On or about March 15, 1996, the Company changed its corporate name from "Stagecoach Inc." to "MasterWorks Funds
Inc."

  On or about December 1, 1995, the LifePath Funds were added to the registration statement of the Company with the filing of post-effective amendment No. 11 on Form N-1A. The MasterWorks Funds Inc. LifePath Funds were established to supersede the LifePath Institutional Class Shares of Stagecoach Trust (another investment company in the Stagecoach Family of Funds). See "Performance Information" in this SAI.

                 INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

  Investment Objectives. The LifePath Master Portfolios consist of five asset
  ---------------------
allocation funds, each of which is a diversified fund offered by MIP. Organizations and other entities such as the Funds that hold shares of beneficial interest of a Master Portfolio may be referred to herein as "feeder funds."

  The Master Portfolios seek to provide long-term investors in a feeder fund with an asset allocation strategy designed to maximize assets consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons. The Master Portfolios invest in a wide range of U.S. and foreign equity and debt securities and money market instruments. Each Master Portfolio is managed for investors in a feeder fund planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year stated in the title of the Fund in which they invest (e.g., investors in the LifePath 2000 Fund plan to retire in the year 2000).

  As with all mutual funds, there can be no assurance that the investment objective of each Master Portfolio will be achieved. Each Master Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Master Portfolio's outstanding voting shares.

  Investment Restrictions. Each Fund and Master Portfolio has adopted investment
  -----------------------
restrictions numbered 1 through 10 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority as defined in the 1940 Act of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Whenever a Fund is requested to vote on a fundamental policy of the corresponding Master Portfolio in which it invests, such Fund holds a meeting of its shareholders and casts its votes as instructed by its shareholders. Investment restrictions numbered 11 through 20 are not fundamental policies and may be changed by vote of a majority of the Trustees of MIP, or a majority of the Directors of the Company, as the case may be, at any time. The Funds and Master Portfolios may not:

  1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

  2. Hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of its total assets.

  3. Invest in commodities, except that each Fund or Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

  4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Fund or Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.


  5. Borrow money, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, a Fund's or Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio as described in prospectus.

  6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Fund or Master Portfolio may lend its portfolio securities in an amount not to exceed one- third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Board of Trustees of MIP or the Board of Directors of the Company, as the case may be.

  7. Act as an underwriter of securities of other issuers, except to the extent the Fund or Master Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

  8. Invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries, except that, in the case of each Fund or Master Portfolio, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in investment restriction nos. 3, 5, 12 and 13 may be deemed to give rise to a senior security or as otherwise permitted under the rules and regulations or an exemptive order of the Securities and Exchange Commission.

  10. Purchase securities on margin, but each Fund or Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

  11. Invest in the securities of a company for the purpose of exercising management or control, but each Fund or Master Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

  12. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

  13. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Fund's or Master Portfolio's offering documents.

  14. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

  15. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested. Although each Fund and Master Portfolio reserves the right to invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities, as long as such Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, such Fund and Master Portfolio will comply with the lower limit. Each Fund and Master Portfolio currently is limited to investing up to 10% of the value of its net assets in such securities due to limits applicable in several states.

  16. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

  17. Purchase, hold or deal in real estate limited partnerships.

  18. Purchase warrants that exceed 2% of the value of the Fund's or the Master Portfolio's net assets, if those warrants are not listed on the New York or American Stock Exchanges.

  19. Purchase or retain securities of any issuer if the officers or directors of the Company or the officers or trustees of MIP, its advisers or managers owning beneficially more than one-half of one percent of the securities of an issuer together own beneficially more than five percent of the securities of that issuer.

  20. Engage in any short sales other than short sales against the box.

  As a fundamental policy, each Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as such Fund.

  As a matter of general operating policy, each Fund and Master Portfolio may invest up to 20% of the value of its total assets in foreign securities that are not publicly traded in the United States.

  If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets, except with respect to compliance with investment restriction no. 5, will not constitute a violation of such restriction.

  The Company and MIP may make commitments more restrictive than the restrictions listed above, so as to permit the sale of shares of a Fund in certain states. Should the Company or MIP determine that a commitment is no longer in the best interest of the Fund or Master Portfolio and its shareholders, the Company or MIP reserves the right to revoke the commitment by terminating the sale of such Fund's shares in the state involved.

PORTFOLIO SECURITIES.

  Bank Obligations. Each LifePath Master Portfolio may invest in bank
  ----------------
obligations, including certificates of deposit, time deposits and other short-term obligations of domestic banks, obligations of foreign branches of domestic banks and obligations of domestic and foreign branches of foreign banks. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Master Portfolio are insured by the FDIC (although such insurance may not be of material benefit to the Master Portfolio, depending on the principal amount of the CDs of each bank held by the Master Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Master Portfolio generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

  Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

  Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

  In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

  In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

  Each Master Portfolio may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Master Portfolio purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Master Portfolio will own more than one such CD per such issuer.

  Futures Contracts. Master Portfolios may use futures contracts as a hedge
  -----------------
against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which such Master Portfolio invests. In managing their cash flows, these Master Portfolios also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. At the time it enters into a futures transaction, a Master Portfolio is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market."

  A Master Portfolio may engage only in futures contract transactions involving
(i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by such Master Portfolio; (ii) the purchase of a futures contract when such Master Portfolio hold a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Master Portfolio purchases a futures contracts, it will create a segregated account consisting of each or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

  If a Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, a Master Portfolio experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Master Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master Portfolio (e.g., from purchases and redemptions of Master Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The LifePath Master Portfolio identified above expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

  Transactions by a Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Master Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

  In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolios will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

  Foreign Currency Transactions. Currency exchange rates may fluctuate
  -----------------------------
significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or by the failure to intervene, or by currency controls or political developments in the United States or abroad. The LifePath Funds intend to engage in foreign currency transactions to maintain the same foreign currency exposure as the relevant foreign securities index through which the Funds seek foreign equity market exposure, but not as part of a defensive strategy to protect against fluctuations in exchange rates. If a LifePath Master Portfolio enters into a foreign currency transaction or forward contract, such Master Portfolio deposits, if required by applicable regulations, with MIP's custodian cash or high-grade debt securities in a segregated account of the LifePath Master Portfolio in an amount at least equal to the value of the LifePath Master Portfolio's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account so that the value of the account equals the amount of the LifePath Master Portfolio's commitment with respect to the contract.

  At or before the maturity of a forward contract, a LifePath Master Portfolio either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Master Portfolio obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the LifePath Master Portfolio retains the portfolio security and engages in an offsetting transaction, such Master Portfolio, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the LifePath Master Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Master Portfolio realizes a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Master Portfolio suffers a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  The cost to a LifePath Master Portfolio of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. BGFA considers on an ongoing basis the creditworthiness of the institutions with which a LifePath Master Portfolio enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the LifePath Master Portfolio may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

  The purchase of options on currency futures allows a LifePath Master Portfolio, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

  Future Developments. Each LifePath Master Portfolio may take advantage of
  -------------------
opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Master Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a LifePath Master Portfolio's investment objective and legally permissible for the Master Portfolio. Before entering into such transactions or making any such investment, a LifePath Master Portfolio would provide appropriate disclosure in its prospectus or this SAI.

  Lending Portfolio Securities. To a limited extent, each Master Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which is maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Master Portfolio can increase its income through the investment of the cash collateral or by receipt of a loan premium from the borrower. For purposes of this policy, each Master Portfolio considers collateral consisting of U.S. Government obligations or irrevocable letters of credit issued by banks whose securities meet the standards for investment by such Master Portfolio to be the equivalent of cash. From time to time, a Master Portfolio may return to the borrower, or to a third party unaffiliated with MIP which is acting as a "placing broker," a part of the interest earned from the investment of collateral received in exchange for securities loaned.

  The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Master Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Master Portfolio must be able to terminate the loan at any time; (4) the Master Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Master Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, MIP's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

  Warrants -- Each LifePath Master Portfolio may invest generally up to 5% of
  --------
its net assets at the time of purchase in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

  Fixed-Income Obligations -- Investors should be aware that even though
  ------------------------
interest-bearing obligations are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term obligations are affected to a greater extent by interest rates than shorter-term obligations. The values of fixed-income obligations also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular LifePath Master Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain obligations that may be purchased by the LifePath Master Portfolio, such as those rated "Baa" by Moody's and "BBB" by S&P, Fitch and Duff, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Obligations rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Obligations rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these obligations and, therefore, impair timely payment. Obligations rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a LifePath Master Portfolio is downgraded to a rating below investment grade, such Master Portfolio may continue to hold the obligation until such time as BGFA determines it to be advantageous for the LifePath Master Portfolio to sell the obligation. If such a policy would cause a LifePath Master Portfolio to have 5% or more of its net assets invested in obligations that have been downgraded below investment grade, the Master Portfolio promptly would seek to dispose of such obligations in an orderly manner.

  Repurchase Agreements.  Each Master Portfolio may engage in a repurchase
  ----------------------
agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Master Portfolio's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Master Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Master Portfolio. The Master Portfolio may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Master Portfolio under the Investment Company Act of 1940 (the "1940 Act").

  Floating- and Variable-Rate Obligations--Each Master Portfolio may purchase
  ---------------------------------------
floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time or at specified intervals not exceeding 13 months. Variable-rate demand notes include master demand notes which are obligations that permit a Master

Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepare in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Master Portfolio may invest in obligations which are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Master Portfolio may invest. The Adviser, on behalf of each Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating-and variable-rate demand obligations in such Master Portfolio's portfolio. No Master Portfolio invests more than 15% of the value of its net assets in illiquid securities including floating- or variable-rate demand obligations whose demand feature is not exerciseable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

                                   MANAGEMENT

  The following information supplements and should be read in conjunction with the Prospectus section entitled "Management of the Funds". Directors and officers of the Company, together with information as to their principal business occupations during the last five years, are shown below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors who are deemed to be an "interested person" of the Company, as defined in the 1940 Act, are indicated by an asterisk.

                                                        PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE                POSITION            DURING PAST 5 YEARS
-----------------------------   ------------------   ----------------------------
Jack S. Euphrat, 75              Director            Private Investor.
415 Walsh Road
Atherton, CA 94027

*R. Greg Feltus, 46             Director, Chairman   Executive Vice President of
                                and President        Stephens; Manager of
                                                     Financial Services Group;
                                                     President of Stephens
                                                     Insurance Services Inc.;
                                                     Senior Vice President
                                                     of Stephens Sports
                                                     Management Inc.; and
                                                     President of Investors
                                                     Brokerage Insurance Inc.

Thomas S. Goho, 55              Director             Associate Professor of
P.O. Box 7285                                        Finance, Calloway School of
Reynolda Station                                     Business and Accounting at
Winston-Salem, NC 27104                              Wake Forest University
                                                     since 1982


*Zoe Ann Hines, 48              Director             Senior Vice President of
                                                     Stephens and Director
                                                     of Brokerage Accounting;
                                                     Secretary of Stephens
                                                     Resource Management;
                                                     and Senior Vice
                                                     President of Link
                                                     Investments Inc.

*W. Rodney Hughes, 70           Director             Private Investor.
31 Dellwood Court
San Rafael, CA 94901



Robert M. Joses, 79             Director             Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52            Director             Chairman of Home Account
4 Beaufain Street                                    Network, Inc.; Real Estate
Charleston, SC 29401                                 Developer; Chairman of
                                                     Renaissance Properties Ltd.;
                                                     President of Morse
                                                     Investment Corporation; and
                                                     Co-Managing Partner of Main
                                                     Street Ventures.

Richard H. Blank, Jr., 40       Chief Operating      Associate of Financial
                                Officer, Secretary   Services Group of
                                and Treasurer        Stephens; Director of
                                                     Stephens Sports Management
                                                     Inc.; and Director of Capo
                                                     Inc.


                               COMPENSATION TABLE
                  For the Fiscal Year Ended February 28, 1997


                                                       TOTAL COMPENSATION
                             AGGREGATE COMPENSATION     FROM REGISTRANT
NAME AND POSITION               FROM REGISTRANT        AND FUND COMPLEX
--------------------         -------------------     ------------------
Jack S. Euphrat                        $9,250               $9,250
  Director

*R. Greg Feltus                             0                    0
 Director

Thomas S. Goho                         $9,250               $9,250
  Director

*Zoe Ann Hines                              0                    0
  Director

*W. Rodney Hughes                      $8,250               $8,250
  Director

Robert M. Joses                        $9,250               $9,250
  Director

*J. Tucker Morse                       $8,250               $8,250
  Director


  Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Master Investment Portfolio and Managed Series Investment Trust are considered to be members of the same fund complex, as such term is defined in Form N-1A under the 1940 Act ( the "BGFA Fund Complex" ). Stagecoach Funds, Inc., Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust together form a separate fund complex (the "Wells Fargo Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as Directors/Trustees and Officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Zoe Ann Hines, who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as Directors/Trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex. As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

  MASTER/FEEDER STRUCTURE. Each LifePath Fund seeks to achieve its investment objective by investing all of its assets into the corresponding LifePath Master Portfolio of MIP. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management of the Funds" in the Prospectus for additional description of the Fund's and Master Portfolios' expenses and management.

  A Fund may withdraw its investment in a Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

  The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies" in the Prospectus. Whenever a Fund, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

  Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund may also elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Funds will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objectives and Policies" in the Prospectus for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies.

  Investment Adviser. BGFA provides investment advisory services to each Master
  ------------------
Portfolio pursuant to separate Investment Advisory Contracts (each, a "BGFA Advisory Contract") with MIP. Pursuant to the Advisory Contracts, BGFA furnishes to the Trust's Board of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. BGFA has agreed to provide to the Master Portfolios, among other things, money market security and fixed- income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Master Portfolio's investment portfolio.

  BGFA is entitled to receive monthly fees at the annual rate of 0.55% of each Master Portfolio's average daily net assets as compensation for its advisory services to such Master Portfolio.

  As to each Master Portfolio, the applicable BGFA Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such

Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the applicable BGFA Advisory Contract is terminable without penalty, on 60 days' written notice by MIP's Board of Trustees or by vote of the holders of a majority of such Master Portfolio's shares, or, on not less than 60 days' written notice, by BGFA. The applicable BGFA Advisory Contract terminates automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

  Prior to January 1, 1996, Wells Fargo Bank, N.A. ("Wells Fargo") provided investment advisory services to each Master Portfolio pursuant to an Investment Advisory Agreement with MIP.

  For the fiscal year ended February 28, 1995 and the period beginning March 1, 1995 and ended December 31, 1995, the advisory fees paid to Wells Fargo by the corresponding Master Portfolio of each LifePath Fund and the amount of such fees waived by Wells Fargo is shown below.


                                            FISCAL YEAR                 3/1/95-
                                           ENDED 2/28/95               12/31/95
                                           -------------               --------
        MASTER PORTFOLIO                FEES         FEES           FEES       FEES
---------------------------------       PAID        WAIVED          PAID      WAIVED
                                        -----       ------          ----      ------
LifePath 2000 Master Portfolio        $217,676       $0            $363,599      $0
LifePath 2010 Master Portfolio        $158,218       $0            $312,512      $0
LifePath 2020 Master Portfolio        $252,413       $0            $520,362      $0
LifePath 2030 Master Portfolio        $156,397       $0            $343,916      $0
LifePath 2040 Master Portfolio        $189,121       $0            $503,384      $0


  For the period beginning January 1, 1996 and ended February 29, 1996, and for the fiscal year ended February 28, 1997, the advisory fees paid to BGFA by the corresponding Master Portfolio of each LifePath Fund and the amount of such fees waived by BGFA is shown below.

                                            1/1/96-                 FISCAL YEAR
                                            2/29/96                ENDED 2/28/97
                                           --------                -------------
        MASTER PORTFOLIO                FEES       FEES           FEES         FEES
---------------------------------       PAID      WAIVED          PAID        WAIVED
                                       -------    -------        -------      ------
LifePath 2000 Master Portfolio        $  99,511      $0            $  689,347    $0
LifePath 2010 Master Portfolio        $  86,919      $0            $  757,505    $0
LifePath 2020 Master Portfolio        $ 141,075      $0            $1,149,160    $0
LifePath 2030 Master Portfolio        $  93,240      $0            $  714,647    $0
LifePath 2040 Master Portfolio        $ 148,324      $0            $1,154,330    $0


  Sub-Investment Adviser. Prior to January 1, 1996, WFNIA provided sub-
  ----------------------
investment advisory services to each Master Portfolio pursuant to a Sub-inVestment Advisory Agreement with Wells Fargo.

  For the fiscal year ended February 28, 1995 and for the period beginning March 1, 1995 and ended December 31, 1995, Wells Fargo paid to WFNIA the following sub-advisory fees and WFNIA waived the amounts shown:

                                         FISCAL YEAR                3/1/95 -
                                         END 2/28/95                12/31/95
                                         -----------                --------
        MASTER PORTFOLIO            FEES PAID   FEES WAIVED   FEES PAID   FEES WAIVED
----------------------------        ---------   -----------   ---------   -----------
LifePath 2000 Master Portfolio        $159,494       $0          $261,344      $0
LifePath 2010 Master Portfolio        $115,647       $0          $224,903      $0
LifePath 2020 Master Portfolio        $184,341       $0          $374,802      $0
LifePath 2030 Master Portfolio        $114,426       $0          $247,703      $0
LifePath 2040 Master Portfolio        $138,511       $0          $361,673      $0

  Co-Administrators. The Company has engaged Stephens and Barclays Global
  -----------------
Investors, N.A. ("BGI") to provide certain administration services to the Funds. Pursuant to a Co-Administration Agreement with the Company, Stephens and BGI provide as administrative services, among other things: (i) general supervision of the operation of the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodians, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Company; and
(iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Stephens also furnishes office space and certain facilities required for conducting the business of the Funds together with all other administrative services reasonably necessary for the operation of the Funds, other than those services provided by the Company's transfer and dividend disbursing agent. Stephens also pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens

  In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by the LifePath Funds, Stephens and BGI have agreed to bear all costs of the Funds' and the Company's operations. For providing such services, Stephens and BGI are entitled to a fee of 0.40% of each Fund's average daily net assets. Effective October 21, 1996, BGI contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administration services. Prior to October 21, 1996, Stephens served as sole administrator to the Funds.

  For the fiscal period beginning March 26, 1996 (commencement of operations) and ended February 28, 1997, the LifePath Funds paid the following administration and co-administration fees to Stephens:


FUND                                   3/26/96-2/28/97
----                                  ---------------
LifePath 2000 Fund                       $ 48,666
LifePath 2010 Fund                       $ 90,007
LifePath 2020 Fund                       $109,730
LifePath 2030 Fund                       $ 58,134
LifePath 2040 Fund                       $ 62,981


    For the period beginning October 21, 1996 and ended February 28, 1997, the LifePath Funds paid the following co-administration fees to BGI:

FUND                                10/21/96 - 2/28/97
----                                ------------------
LifePath 2000 Fund                       $ 28,780
LifePath 2010 Fund                       $ 55,628
LifePath 2020 Fund                       $ 64,702
LifePath 2030 Fund                       $ 36,321
LifePath 2040 Fund                       $ 48,300

  Distributor. Stephens acts as the exclusive distributor of each Fund's shares
  -----------
pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement") with the Company on behalf of the Funds. Shares are sold on a continuous basis by Stephens as agent, although Stephens is not obligated to sell any particular amount of shares. No compensation is payable by the Company to Stephens for its distribution services. The term and termination provisions of the Distribution Agreement are substantially similar to those of the Agreement with the Adviser discussed above.

  Distribution Plan. MIP's Board of Trustees has adopted, on behalf of each
  -----------------
Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" of MIP as defined in the 1940 Act) on October 10, 1995. The Plan was intended as a precaution designed to address the possibility that certain ongoing payments by BGFA to Wells Fargo in connection with the sale of WFNIA may be characterized as indirect payments by each Master Portfolio to finance activities primarily intended to result in the sale of interests in such Master Portfolio. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio such payment would be authorized pursuant to the Plan. The Master Portfolio's do not currently pay any amounts pursuant to the Plan.

  Shareholder Services Plan. The Company has adopted a Shareholder Services Plan
  -------------------------
on behalf of the Funds. Pursuant to the Plan, financial institutions (which may include Wells Fargo, its affiliates, and affiliates of BGFA or BGI) may act as the shareholder servicing agent (an "Agent") for each Fund pursuant to Shareholder Servicing Agreements. Such Agent will agree to perform certain shareholder liaison services such as answering shareholder inquiries regarding account status and history, and the manner in which purchases, exchanges and redemptions of Fund shares may be made. For its services as the Agent for the Funds, each Fund may pay Wells Fargo fees at the annual rate of up to 0.20% of its average daily net assets.

  For the fiscal period beginning March 26, 1996 and ended February 28, 1997, the Funds paid shareholder services fees to Wells Fargo as follows:

FUND                                 FEES PAID
----                                 ---------
LifePath 2000 Fund                    $36,660
LifePath 2010 Fund                    $66,315
LifePath 2020 Fund                    $82,842
LifePath 2030 Fund                    $40,826
LifePath 2040 Fund                    $50,114

  Custodian. IBT, concurrent with its appointment as sub-administrator for the
  ---------
Funds on October 21, 1996, also has been retained as custodian of each Fund's investments, and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Funds, receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds and pays all expenses of the Funds. IBT shall not be entitled to compensation for providing custody services to the Funds pursuant to the Custody Agreement so long as it receives fees from BGI for providing sub-administration services to the Funds. Prior to October 21, 1996, BGI served as the Fund's custodian and was not entitled to receive a fee.

  Transfer and Dividend Disbursing Agent. Wells Fargo has been retained as the
  --------------------------------------
transfer and dividend disbursing agent for the Funds and performs such services at 525 Market Street, San Francisco, California 94105. For its services as transfer and dividend disbursing agent, Wells Fargo is entitled to an annual fee of 0.10% of each Fund's average daily net assets.

                       PURCHASE AND REDEMPTION OF SHARES

  Terms of Purchase. The Funds are generally open Monday through Friday and are
  -----------------
closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s, Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Company reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Funds.

  Payment for shares of a LifePath Fund may, at the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed for until the transfer has settled. Each Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

  Suspension of Redemptions.  Under the 1940 Act, a Fund may suspend the right
  -------------------------
of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

  The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

  In addition, the Company may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus .

                        DETERMINATION OF NET ASSET VALUE

  LifePath Master Portfolios. The securities of the LifePath Master Portfolios,
  --------------------------
including covered call options written by a LifePath Master Portfolio, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Portfolio securities which are traded primarily on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities is determined by consideration of other factors by or under the direction of MIP's Board of Trustees or its delegates. Short-term investments are carried at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by MIP's Board of Trustees.

  Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by MIP's Board of Trustees, are valued at fair value as determined in good faith by or under the direction of MIP's Board of Trustees or its delegates. MIP's Board of Trustees reviews the method of valuation on a current basis. In making a good-faith valuation of restricted securities, the following are generally considered: restricted securities that are, or are convertible into, securities of the same class of securities for which a public market exists usually are valued at market value less the same percentage discount at which such securities were purchased. This discount may be revised periodically if the Adviser believes that the discount no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually are valued initially at cost. Any subsequent adjustment from cost is based upon considerations deemed relevant by or under the direction of MIP's Board of Trustees or its delegates.

  Any assets or liabilities initially expressed in terms of foreign currency are translated into dollars using information provided by pricing entities, such as Morgan Stanley Capital International or Gelderman Data Service, or at a quoted market exchange rate as may be determined to be appropriate by the Adviser. Forward currency contracts are valued at the current cost of offsetting the contract. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of prices of the foreign securities held by the LifePath Master Portfolios. In addition, foreign securities held by a LifePath Master Portfolio may be traded actively in securities markets which are open for trading on days when the Master Portfolio does not determine its net asset value. Accordingly, there may be occasions when a LifePath Master Portfolio does not calculate its net asset value but when the value of such Master Portfolio's portfolio securities is affected by such trading activity.

  Fixed-income securities are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by MIP's Board of Trustees. The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by MIP's officers under the general supervision of MIP's Board of Trustees.

  Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of each LifePath Master Portfolio's shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  In General.    Each Fund intends to qualify as a regulated investment company
  ----------
under Subchapter M of the Code as long as such qualification is in the best interest of the Funds' shareholders. Each Fund will be treated as a separate entity for tax purposes; thus, the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

  Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of determining such qualification, each Fund will be deemed to own a proportionate share of the corresponding Master Portfolio's assets. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

  Generally, dividends and capital gain distributions are taxable to shareholders when they are received. However, dividends and distributions declared payable as of a record date in October, November or December of any calendar year are deemed under the Code to have been paid by the Fund and received by the shareholders on December 31 of that calendar year if the dividends and distributions are actually paid in the following January. Accordingly, such dividends and distributions will be taxable to the recipient shareholders in the year in which the record date falls.

  In addition, a 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each, if any, calendar year. Each Fund either will actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

  Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of any Fund is expected to consist of securities of foreign issuers, no Fund will be eligible to elect to "pass-through" foreign tax credits to shareholders.

  Each Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in a Master Portfolio. Under the Code, each Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of a Master Portfolio shall be deemed to have been "passed through" to the corresponding Fund (and the Master Portfolio's other investors) in proportion to such Fund's ownership interest in the Master Portfolio. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the corresponding Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as a Fund) of interest, dividends, or gains without a corresponding distribution.

  Federal Income Tax Rates.  As of the printing of this SAI, the maximum tax
  ------------------------
rate applicable to an individual's ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional tax of up to $11,750, and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

  Capital Gain Distributions.  To the extent that each Fund recognizes net long-
  --------------------------
term capital gains, such gains will be distributed at least annually. These distributions will be taxable to Fund shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. The Funds intend to designate such distributions as capital gain distributions in a written notice to the shareholders mailed by the Fund not later than 60 days after the close of the Fund's taxable year.

  Disposition of Fund Shares.  If a shareholder receives a designated capital
  --------------------------
gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then, unless otherwise disallowed, any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

  If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company (the "new shares"), the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the purchase of the new shares) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of the new shares. Also, any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shareholder disposes of the Fund shares.

  Taxation of Master Portfolio Investments.  Gains or losses on sales of
  ----------------------------------------
portfolio securities by each Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where a Master Portfolio acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously included in income of the Master Portfolio pursuant to ____ an available elective during the period of time the Master Portfolio held the debt obligation. Except as provided herein, other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

  If an option written by a Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Master Portfolio pursuant to the exercise of a call option written by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Master Portfolio pursuant to the exercise of a put option written by it, the Master Portfolio will subtract the premium received from its cost basis in the securities purchased. The requirement that a Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the corresponding Master Portfolio's ability to write options.

  The amount of any gain or loss realized by a Master Portfolio on closing out certain regulated futures contracts will generally result in a realized capital gain or loss for tax purposes. Such futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, such futures contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which such marked to market and foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Master Portfolio will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

  Offsetting positions held by a Master Portfolio involving certain financial forward futures or option contracts may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988.
If a Master Portfolio were treated as entering into straddles by reason of its engaging in certain financial forward, futures or option contracts, such straddles may be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by the applicable provisions of Section 1256 or 988 of the Code. The Master Portfolio may make one or more elections with respect to mixed straddles. Depending upon which election is made, if any, the results with respect to the Master Portfolio may differ.

  Generally, to the extent the straddle rules apply to positions established by the Master Portfolio, losses realized by the Master Portfolio may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the foregoing rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss and long-term capital gain may be characterized as short-term capital gain or ordinary income.

  If a Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), its corresponding Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If a Master Portfolio invests in a PFIC, the corresponding Fund intends to make an election under proposed Treasury Regulations to mark-to-market its interest in PFIC shares (through the Master Portfolio). Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

  Foreign Shareholders.  Under the Code, distributions of net investment
  --------------------
income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% or a lower treaty rate. Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

  Backup Withholding. The Company may be required to withhold, subject to
  ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

  Other Matters. Investors should be aware that the investments to be made by
  -------------
the Master Portfolios may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Master Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the corresponding Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

  The foregoing discussion and the discussions in the Prospectuses address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                            PERFORMANCE INFORMATION

  LifePath Funds. Average annual total return is calculated by determining the
  --------------
ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

  Total return is calculated by subtracting the amount of the net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

  The LifePath Funds are successors to the assets of the Institutional Class shares of the Stagecoach Trust LifePath Funds (the "Predecessor Funds"), which commenced operations on March 1, 1994. The performance information shown below for periods prior to March 26, 1996, the Company's LifePath Funds' commencement of operations, reflects the performance of the Predecessor
Funds.

  For the fiscal period from March 1, 1994 (commencement of operations) to February 28, 1997, the average annual total returns on the LifePath Funds were as follows:

LifePath 2000                               7.44%
LifePath 2010                              11.55%
LifePath 2020                              13.96%
LifePath 2030                              15.86%
LifePath 2040                              18.05%

  For the fiscal year ended February 28, 1997, the average annual total returns on the LifePath Funds were as follows:

LifePath 2000                               7.00%
LifePath 2010                              11.98%
LifePath 2020                              15.06%
LifePath 2030                              17.37%
LifePath 2040                              20.47%

  For the fiscal period from March 1, 1994 (commencement of operations) to February 28, 1997, the cumulative total returns on the LifePath Funds were as follows:

LifePath 2000                              23.99%
LifePath 2010                              38.77%
LifePath 2020                              47.95%
LifePath 2030                              55.50%
LifePath 2040                              64.44%

  From time to time, the Company may use, in advertisements and other types of literature, information and statements: (1) describing the Adviser, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies; (2) describing the Funds as one of the first mutual funds to offer a flexible investment strategy designed to change over specific time horizons; (3) describing the performance for the MasterWorks LifePath Funds; (4) describing the level of assets under management by the Adviser and its affiliates; and (5) describing the Adviser and its affiliates as managing approximately $429 billion in assets as of April 30, 1997 for Fortune 500 companies, governments and other institutions around the world.

  From time to time and only to the extent the comparison is appropriate for a Fund, the Company may quote the performance of a Fund in advertising and other types of literature and may compare the performance of a Fund to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in advertising and other recognized mutual fund statistical services.

                             PORTFOLIO TRANSACTIONS

  Since each Fund invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

  Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

  Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIP are prohibited from dealing with MIP as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolios may purchase securities from underwriting syndicates of which Stephens or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

  MIP has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIP's Board of Trustees, BGFA, as adviser, is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is MIP's policy to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

  In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, a Master Portfolio may pay a broker/dealer which furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage services provided by such broker/dealer. Certain of the broker/dealers with whom the Master Portfolios may transact business may offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios.

  Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

  Brokerage Commissions. For the fiscal years ended February 28, 1995, February
  ---------------------
29, 1996 and February 28, 1997, the corresponding Master Portfolio of each Fund paid the dollar amounts of brokerage commissions indicated below. None of these brokerage commissions were paid to affiliated brokers.

MASTER PORTFOLIO                           COMMISSIONS PAID
----------------
                                      1995      1996       1997
                                    --------   -------   --------
LifePath 2000 Master Portfolio       $24,231   $ 8,311    $ 3,639
LifePath 2010 Master Portfolio       $28,830   $12,053    $ 8,837
LifePath 2020 Master Portfolio       $56,540   $29,666    $12,383
LifePath 2030 Master Portfolio       $37,890   $33,786    $ 6,927
LifePath 2040 Master Portfolio       $56,183   $71,608    $28,047


  Securities of Regular Broker Dealers. As of February 28, 1997, the
  ------------------------------------
corresponding Master Portfolio of each Fund owned securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:


MASTER PORTFOLIO             BROKER/DEALER             AMOUNT
----------------             -------------             ------
LifePath 2000                Salomon Inc.            $     6,619
                             Goldman Sachs            15,000,000
                             Morgan Stanley               12,499

LifePath 2010                Salomon Inc.                 52,065
                             Goldman Sachs            13,000,000
                             Morgan Stanley               81,431

LifePath 2020                Salomon Inc.                101,238
                             Goldman Sachs            27,000,000
                             Morgan Stanley              164,756

LifePath 2030                Salomon Inc.                 78,209
                             Goldman Sachs            15,000,000
                             Morgan Stanley              126,124

LifePath 2040                Salomon Inc.                144,347
                             Goldman Sachs            19,000,000
                             Morgan Stanley              227,313

                                 CAPITAL STOCK

  The Company, an open-end, management investment company, was incorporated in Maryland on October 15, 1992. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. As of the date of this SAI, the Company's Board of Directors has authorized the issuance of twelve series of shares. The Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios or funds.

  All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of a fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

  The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

  Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

  Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

  MIP is an open-end, series management investment companies organized as Delaware business trust on October 21, 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, MIP's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

  The Declarations of Trust further provide that obligations of MIP are not binding upon its Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

  The interests in each Master Portfolio of MIP have substantially identical voting and other rights as those rights enumerated above for shares of the Funds. MIP also intend to dispense with annual meetings, but are required by
Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to a Company. Whenever a Fund is requested to vote on a matter with respect to its MIP, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

  In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of MIP, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

  As of May 30, 1997, the shareholders identified below were known by the Company to own 5% or more of the LifePath Fund's outstanding shares in the following capacity:

LifePath 2000 Fund              Wells Fargo Bank               86.43%    Record
                                401(K) MasterWorks
                                Omnibus Account
                                420 Montgomery Street
                                San Francisco, CA 94104

LifePath 2010 Fund              Wachovia Bank of North          7.11%    Record
                                Carolina
                                Peabody Holding Co.
                                Savings & Long
                                Term Investment Plan
                                301 North Main Street
                                Winston-Salem, NC 27150


                                NAME AND ADDRESS          PERCENTAGE    NATURE OF
NAME OF FUND                    OF SHAREHOLDER             OF FUND      OWNERSHIP
                                -----------------------   ----------    ---------
                                401(K) MasterWorks
                                Omnibus Account
                                420 Montgomery Street
                                San Francisco, CA 94104

LifePath 2020 Fund              Siemens Corp. Savings           5.94%    Record
                                Plan
                                Bankers Trust Company
                                P.O. Box 1992 -- MS D5
                                Boston, MA 02105

                                IFTCAS Trustee                  7.08%    Record
                                Custodian for
                                Retirement Plan
                                127 West 10th Street,
                                10th Floor
                                Kansas City, MO 64105

                                Wells Fargo Bank               72.93%    Record
                                401(K) MasterWorks
                                Omnibus Account
                                420 Montgomery Street
                                San Francisco, CA 94104

LifePath 2030 Fund              Siemens Corp. Savings           9.48%    Record
                                Plan
                                Bankers Trust Company
                                P.O. Box 1992 -- MS D5
                                Boston, MA 02105

                                Wells Fargo Bank               74.23%    Record
                                401(K) MasterWorks
                                Omnibus Account
                                420 Montgomery Street
                                San Francisco, CA 94104

LifePath 2040 Fund              Wells Fargo Bank                6.56%    Record
                                Business Retirement
                                Programs
                                Omnibus Account
                                420 Montgomery Street
                                San Francisco, CA 94104

                                Siemens Corp. Savings          15.40%    Record
                                Plan
                                Bankers Trust Company
                                P.O. Box 1992 -- MS D5
                                Boston, MA 02105

                                Wells Fargo Bank               66.60%    Record
                                401(K) MasterWorks
                                Omnibus Account
                                420 Montgomery Street
                                San Francisco, CA 94104


  For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.

                                      OTHER

  Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable. Each share has identical voting rights with respect to the Fund that issues it. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of such Fund in the matter are identical or that the matter does not affect any interest of such Fund. However, the Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the Rule.

  The Registration Statement, including the Prospectus for the LifePath Funds, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

  The Funds send annual and semi-annual financial statements to all its shareholders of record.

                                    COUNSEL

  Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Suite 5500, Washington, D.C. 20006-1812, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' Prospectus.

                              INDEPENDENT AUDITORS

  KPMG Peat Marwick LLP, Three Embarcadero Center, San Francisco, California 94111, has been selected to serve as independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings.

                             FINANCIAL INFORMATION

  The portfolio of investments, audited financial statements and independent auditors' report for the fiscal period ended February 28, 1997 for each LifePath Fund and corresponding LifePath Master Portfolio are hereby incorporated by reference to the MasterWorks Funds, Inc. Annual Report, as filed with the SEC on May 2, 1997. The portfolio of investments, audited financial statements and independent auditors' report for the Funds are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX

  Description of certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and IBCA Inc. and IBCA Limited ("IBCA"):

S&P

BOND RATINGS

AAA

  Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA

  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A

  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

BBB

  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

  S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the "AAA" (Prime Grade) category.

COMMERCIAL PAPER RATING

  The designation "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an "A-2" designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

MOODY'S

BOND RATINGS

AAA

  Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA

  Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

  Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA

  Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATING

  The rating Prime-1 ("P-1") is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and this ordinarily is evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers (or relating supporting institutions) rated Prime-2 ("P-2") have a strong capacity for repayment of short-term promissory obligations. This ordinarily is evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, are more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH

BOND RATINGS

  The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

  Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

  Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

A

  Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

  Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

  Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

  Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2

  Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

DUFF

BOND RATINGS

AAA

  Bonds rated "AAA" are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA

  Bonds rated "AA" are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A

  Bonds rated "A" have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB

  Bonds rated "BBB" are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

  Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATING

  The rating "D-1" is the highest commercial paper rating assigned by Duff. Paper rated "D-1" is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "D-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

IBCA

BOND AND LONG-TERM RATINGS

  Obligations rated "AAA" by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated "AA" by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

COMMERCIAL PAPER AND SHORT-TERM RATINGS

  The designation "A1" by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated "A1+" are supported by the highest capacity for timely repayment. Obligations rated "A2" are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

INTERNATIONAL AND U.S. BANK RATINGS

  An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long-and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or interestholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                            MASTERWORKS FUNDS INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                             ASSET ALLOCATION FUND
                                BOND INDEX FUND
                               GROWTH STOCK FUND
                         SHORT-INTERMEDIATE TERM FUND
                              S&P 500 STOCK FUND
                         U.S. TREASURY ALLOCATION FUND

                                 JUNE 30, 1997

   MasterWorks Funds Inc. ("Company") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains information about six funds of the Company -- ASSET ALLOCATION FUND, BOND INDEX FUND, GROWTH STOCK FUND, SHORT-INTERMEDIATE TERM FUND, S&P 500 STOCK FUND AND U.S. TREASURY ALLOCATION FUND (each, a "Fund" and collectively, the "Funds").

   Each of the Short-Intermediate Term and Growth Stock Funds seeks to achieve its investment objective by investing all of its assets in the Short-Intermediate Term and Growth Stock Master Portfolios (collectively, the "MSIT Master Portfolios") respectively, of Managed Series Investment Trust ("MSIT"). Each of the Asset Allocation, Bond Index, S&P 500 Stock and U.S. Treasury Allocation Funds seeks to achieve its investment objective by investing substantially all of its assets in the Asset Allocation, Bond Index, S&P 500 Index and U.S. Treasury Allocation Master Portfolios (collectively, the "MIP Master Portfolios", with the MSIT Master Portfolios, the "Master Portfolios"), respectively, of Master Investment Portfolio ("MIP" and collectively with MSIT, the "Trusts"). Barclays Global Fund Advisors ("BGFA") serves as investment advisor to the corresponding Master Portfolios and Wells Fargo Bank, N.A. ("Wells Fargo Bank") serves as sub-adviser to the Growth Stock and Short-Intermediate Term Master Portfolios. References to the investments, investment policies and risks of the Funds unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

   This SAI is not a prospectus and should be read in conjunction with the Funds' current Prospectus, also dated June 30, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc., the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at 1-800-776-0179.

                               TABLE OF CONTENTS

General Information....................................     1
Investment Restrictions................................     1
Additional Permitted Investment Activities.............     8
Management.............................................    13
Purchase and Redemption of Shares......................    21
Determination of Net Asset Value.......................    22
Taxes..................................................    23
Performance Information................................    27
Portfolio Transactions.................................    30
Capital Stock..........................................    33
Other..................................................    36
Counsel................................................    36
Independent Auditors...................................    36
Financial Information..................................    37
SAI Appendix...........................................   A-1
Financial Statements...................................   F-1

                              GENERAL INFORMATION

   The Company is a registered investment company which currently offers twelve series, including the Funds. MSIT is a registered investment company consisting of the Growth Stock and Short-Intermediate Term Master Portfolios. MIP is a registered investment company consisting of nine series including the S&P 500 Index, Asset Allocation, Bond Index and U.S. Treasury Allocation Master Portfolios. Each Fund invests all of its assets in the corresponding Master Portfolio of the Trusts (as illustrated below), which has the same or substantially the same investment objective as the related Fund.


FUND                                 CORRESPONDING MASTER PORTFOLIO         TRUST
----                                 ------------------------------         -----
Asset Allocation Fund           Asset Allocation Master Portfolio           MIP
Bond Index Fund                 Bond Index Master Portfolio                 MIP
Growth Stock Fund               Growth Stock Master Portfolio               MSIT
S&P 500 Stock Fund              S&P 500 Index Master Portfolio              MIP
Short-Intermediate Term Fund    Short-Intermediate Term Master Portfolio    MSIT
U.S. Treasury Allocation Fund   U.S. Treasury Allocation Master Portfolio   MIP


   On or about December 30, 1993, the Company's Board of Directors approved, primarily for marketing purposes, the change of its corporate name from "WellsFunds Inc." to "Stagecoach Inc." On or about March 15, 1996, the Company changed its corporate name from "Stagecoach Inc." to "MasterWorks Funds Inc."

                            INVESTMENT RESTRICTIONS

   Each Fund and Master Portfolio has adopted investment policies which may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Directors of the Company or the Trustees of the Trusts, as the case may be, at any time.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Funds are subject to the following investment restrictions, all of which are fundamental policies.

The Funds may not:

   (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) in the case of the S&P 500 Stock Fund, and the stock portion of the Asset Allocation Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period (provided that, with respect to the stock and money market portions of the Asset Allocation Fund, the Fund will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry); (iii) in the case of the Bond Index Fund, any industry in which the Lehman Brothers Government/Corporate Bond Index (the "LB Bond Index") becomes concentrated to the same degree during the same period; and
(iv) in the case of the money market portion of the Asset Allocation Fund, its money market instruments may be concentrated in the banking industry (but will not do so unless the SEC staff confirms that it does not object to the Fund reserving freedom of action to concentrate investments in the banking industry); and provided further, that a Fund may invest all its assets in a diversified open-end management investment company, or series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard for the limitations set forth in this paragraph (1);

   (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

   (3) purchase commodities or commodity contracts (including futures contracts), except that a Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the U.S. Treasury Allocation, S&P 500 Stock, Growth Stock, Asset Allocation and Bond Index Funds may enter into futures and options contracts in accordance with their respective investment policies;

   (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

   (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

   (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting and provided further, that the purchase by a Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriter for purposes of this paragraph (6);

   (7) make investments for the purpose of exercising control or management; provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (7);

   (8) borrow money or issue senior securities as defined in the 1940 Act, except that each of the Short-Intermediate Term, Growth Stock and Bond Index Funds may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists), and except that each of the Asset Allocation, U.S. Treasury Allocation and S&P 500 Stock Funds may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

   (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the U.S. Treasury Allocation, S&P 500 Stock, Growth Stock, Asset Allocation and Bond Index Funds may enter into futures and options contracts in accordance with their respective investment policies, and except that the Asset Allocation and Growth Stock Funds may purchase securities with put rights in order to maintain liquidity, and except that the Short-Intermediate Term, S&P 500 Stock and Growth Stock Funds may invest up to 5% of their net assets in warrants in accordance with their investment policies stated below;

   (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of a Fund's, total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets a Fund's ownership would be more than 10% of the outstanding voting securities of such issuer; provided that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (10); or

   (11) make loans, except that each Fund may purchase or hold debt instruments or lend their portfolio securities in accordance with their investment policies, and may enter into repurchase agreements.

   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The Funds are subject to the following investment restrictions, all of which are non-fundamental policies.

   (1) None of the Funds may, unless required by their investment strategy of replicating the composition of a published market index:

       (a) purchase or retain securities of any issuer if the officers or Directors of the Company or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

       (b) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets, provided that this restriction does not affect the Fund's ability to invest all or a portion of their assets in the corresponding Master Portfolio of the Trusts.

   (2) The Funds reserve the right to invest up to 15% of the current value of their net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days or other illiquid securities. However, as long as a Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, the Funds will comply with such lower limit. The Funds presently are limited to investing 10% of their net asset in such securities due to limits applicable in several states. However, these limits should not prevent a Fund from investing all of its assets in the corresponding Master Portfolio of the Trusts.

   (3) The Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Master Portfolio's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

The Master Portfolios to the Funds are subject to the following investment restrictions.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The MSIT Master Portfolios are subject to the following investment restrictions, all of which are fundamental policies.

The MSIT Master Portfolios may not:

   (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any MSIT Master Portfolio's investments in that industry would be 25% or more of the current value of such MSIT Master Portfolio's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities;

   (2) purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

   (3) purchase commodities or commodity contracts (including futures contracts), except that an MSIT Master Portfolio may purchase securities of an issuer which invests or deals in commodities or commodity contracts;

   (4) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

   (5) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

   (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with an MSIT Master Portfolio's investment program may be deemed to be an underwriting;

   (7) make investments for the purpose of exercising control or management;

   (8) borrow money or issue senior securities as defined in the 1940 Act, except that each of the MSIT Master Portfolios may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

   (9) write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Growth Stock Master Portfolio may purchase securities with put rights in order to maintain liquidity, and except that the MSIT Master Portfolios may invest up to 5% of their net assets in warrants in accordance with their investment policies stated below;

   (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of a MSIT Master Portfolio's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets such MSIT Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer; or

   (11) make loans, except that the MSIT Master Portfolios may purchase or hold debt instruments or lend their portfolio securities in accordance with their investment policies, and may enter into repurchase agreements.

   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The MSIT Master Portfolios are subject to the following non-fundamental policies.

   (1) The MSIT Master Portfolios may not:

       (a) purchase or retain securities of any issuer if the officers or Trustees of the Trust or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;

       (b) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets;

   (2) The MSIT Master Portfolios reserve the right to invest up to 15% of the current value of their net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days or other illiquid securities. However, as long as a Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, each of the MSIT Master Portfolios will comply with such lower limit. The MSIT Master Portfolios presently are limited to investing 10% of their net asset in such securities due to limits applicable in several states.

   (3) The MSIT Master Portfolios may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the MSIT Master Portfolio's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The MIP Master Portfolios are subject to the following investment restrictions, all of which are fundamental policies.

The MIP Master Portfolios may not:

   (1) invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

   (2) hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

   (3) invest in commodities, except that each MIP Master Portfolio may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

   (4) purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each MIP Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

   (5) borrow money, except that the Bond Index Master Portfolio may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists), and except that each of the Asset Allocation, U.S. Treasury Allocation and S&P 500 Index Master Portfolios may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, a MIP Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by such MIP Master Portfolio.

   (6) make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each MIP Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trusts Board of Trustees.

   (7) act as an underwriter of securities of other issuers, except to the extent that the MIP Master Portfolios may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

   (8) invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries except that, in the case of each MIP Master Portfolio, there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) in the case of the S&P 500 Index Master Portfolio, and the stock portion of the Asset Allocation Master Portfolio, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period (provided that, with respect to the stock and money market portions of the Asset Allocation Master Portfolio, the Master Portfolio will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry); (iii) in the case of the Bond Index Master Portfolio, any industry in which the Lehman Brothers Government/Corporate Bond Index (the "LB Bond Index") becomes concentrated to the same degree during the same period; and (iv) in the case of the money market portion of the Asset Allocation Master Portfolio, its money market instruments may be concentrated in the banking industry (but will not do so unless the SEC staff confirms that it does not object to the Master Portfolio reserving freedom of action to concentrate investments in the banking industry).

   (9) issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in the MIP Master Portfolios' fundamental policies (3) and (5) and non-fundamental policies (2) and (3), may be deemed to give rise to a senior security.

   (10) purchase securities on margin, but each MIP Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The MIP Master Portfolios are subject to the following non-fundamental policies.

   The MIP Master Portfolios may not:

   (1) invest in the securities of a company for the purpose of exercising management or control, but each MIP Master Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

   (2) pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

   (3) purchase, sell or write puts, calls or combinations thereof, except as may be described in the MIP Master Portfolios' offering documents.

   (4) purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if such purchase would cause the value of its investments in all such companies to exceed 5% of the value of its total assets.

   (5) enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of a MIP Master Portfolio's net assets would be so invested.

   (6) purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

   (7) purchase or retain securities of any issuer if the officers or Directors of the Company, the Trusts or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

   If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

THE ASSET ALLOCATION AND THE U.S. TREASURY ALLOCATION MASTER PORTFOLIOS ONLY:

   Asset Allocation Model. A key component of the Asset Allocation Model is a
   ----------------------
set of assumptions concerning expected risk and return and investor attitudes toward risk which are incorporated into the asset allocation decision. The principal inputs of financial data to the Asset Allocation Model for the Asset Allocation Master Portfolio currently are (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services which survey a broad cross-section of Wall Street analysts; (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by S&P; (iii) the present yield on money market instruments; (iv) the historical statistical standard deviation in investment return for each class of asset; and (v) the historical statistical correlation of investment returns among the various asset classes in which the Asset Allocation Master Portfolio invests.

   U.S. Treasury Allocation Model. The principal inputs of the U.S. Treasury
   ------------------------------
Allocation Model for the U.S. Treasury Allocation Master Portfolio currently are
(i) the current yields on 91-day U.S. Treasury bills, 5-year U.S. Treasury notes, and 30-year U.S. Treasury bonds; (ii) the expected statistical standard deviation in investment return for each maturity class of fixed income security; and (iii) the expected statistical correlation of investment return among the three maturity classes of U.S. Treasury securities. Using this data, the U.S. Treasury Allocation Model is run daily by the sub-adviser to determine the recommended asset allocation. The model's recommendations are presently made in 10% increments.

ALL MASTER PORTFOLIOS:

   Repurchase Agreements.  Each Master Portfolio may engage in a repurchase
   ---------------------
agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio Fund at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Master Portfolio's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Master Portfolio under a repurchase agreement. Repurchase agreements are considered by the staff of the SEC to be loans by the Master Portfolio. The Master Portfolio may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. Wells Fargo Bank monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Master Portfolio under the Investment Company Act of 1940 (the "1940 Act").

   Floating- and Variable-Rate Obligations. Each Master Portfolio may purchase
   ---------------------------------------
floating- and variable-rate obligations as described in the Prospectus. The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio , as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio 's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio Fund may invest in obligations which are not so rated only if Wells Fargo Bank determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. Wells Fargo Bank, on behalf of the Master Portfolio , considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio 's portfolio. The Master Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

   Unrated, Downgraded and Below Investment Grade Investments. The Master
   ----------------------------------------------------------
Portfolios may purchase instruments that are not rated if, in the opinion of the adviser, BGFA, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by such Master Portfolio. After purchase by a Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Master Portfolio. Neither event will require a sale of such security by a Master Portfolio provided that the amount of such securities held by a Master Portfolio does not exceed 5% of the Master Portfolio's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.

   Because the Master Portfolios are not required to sell downgraded securities, and because the Growth Stock Master Portfolio is permitted to purchase securities that are rated below investment grade, or if unrated are of comparable quality, each Master Portfolio could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

   Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Master Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Master Portfolio's shares.

   Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of a Master Portfolio to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities.

   Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolios may incur additional expenses to seek recovery.

   Letters of Credit. Certain of the debt obligations (including municipal
   -----------------
securities, certificates of participation, commercial paper and other short-term obligations) which the Master Portfolios may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of such Master Portfolio may be used for letter of credit-backed investments.

   Pass-Through Obligations. Certain of the debt obligations in which the Short-
   ------------------------
Intermediate Term Master Portfolio may invest may be pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of any Master Portfolio investing in such obligations. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The Short-Intermediate Term Master Portfolio may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

   When-Issued Securities. Certain of the securities in which the U.S. Treasury
   ----------------------
Allocation, Short-Intermediate Term, Bond Index, Growth Stock and Asset Allocation Master Portfolios may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. These Master Portfolios only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. None of the Master Portfolios currently intend to invest more than 5% of its assets in when-issued securities during the coming year. Each Master Portfolio will establish a segregated account in which it will maintain cash or liquid, high-grade debt securities in an amount at least equal in value to the Master Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Master Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

   Loans of Portfolio Securities. The Master Portfolios may lend securities from
   -----------------------------
their portfolios to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high-quality debt obligations equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to such Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Master Portfolio may receive as collateral will not become part of the Master Portfolio's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. None of the Master Portfolios will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by any of the Master Portfolios will be subject to termination at the Master Portfolio's or the borrower's option. The Master Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, BGFA, Wells Fargo Bank (the sub-adviser to certain of the Master Portfolios) or the Distributor.

   Futures Contracts. The S&P 500 Index, Bond Index, Asset Allocation and U.S.
   -----------------
Treasury Allocation Master Portfolios may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which such Master Portfolio invests. In managing their cash flows, these Master Portfolios also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. At the time it enters into a futures transaction, a Master Portfolio is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market."

   A Master Portfolio may engage only in futures contract transactions involving
(i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by such Master Portfolio; (ii) the purchase of a futures contract when such Master Portfolio hold a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Master Portfolio purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

   If a Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, a Master Portfolio experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Master Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master Portfolio (e.g., from purchases and redemptions of Master Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The Master Portfolios identified above expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

   Transactions by a Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Master Portfolio's investment portfolio (the portfolio securities of the Bond Index and U.S. Treasury Allocation Master Portfolios and the bond portion of the Asset Allocation Master Portfolio will not be identical to the securities underlying the futures contracts). Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

   In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master Portfolios will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

   Investment in Warrants. Each of the Short-Intermediate Term, S&P 500 Index
   ----------------------
and Growth Stock Master Portfolios may invest up to 5% of their net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Short-Intermediate Term, S&P 500 Index and Growth Stock Master Portfolios each may only purchase warrants on securities in which the respective Master Portfolios may invest directly.

THE S&P 500 STOCK FUND AND S&P 500 INDEX MASTER PORTFOLIO:

   Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

   S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                   MANAGEMENT

   Directors and Officers. The following information supplements and should be
   ----------------------
read in conjunction with the Prospectus section entitled "Management of the Funds". Directors and officers of the Company, together with information as to their principal business occupations during the last five years, are shown below. Each of the Officers and Directors of the Company serve in the identical capacity as Officers and Trustees of the Trusts. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors who are deemed to be an "interested person" of the Company, as defined in the 1940 Act, are indicated by an asterisk.


                                                      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE             POSITION             DURING PAST 5 YEARS
---------------------             --------            ---------------------
Jack S. Euphrat, 75               Director              Private Investor
415 Walsh Road
Atherton, CA 94027.

*R. Greg Feltus, 46               Director,             Senior Vice President of Stephens;
                                  Chairman and          Manager of Financial Services Group;
                                  President             President of Stephens Insurance Services


                                                      PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE             POSITION             DURING PAST 5 YEARS
---------------------             --------            ---------------------
                                                        Inc.; Senior Vice President of Stephens
                                                        Sports Management Inc.; and President of
                                                        Investors Brokerage Insurance Inc.

Thomas S. Goho, 55                 Director             Associate Professor of Finance, Calloway
P.O. Box 7285                                           School of Business and Accounting
Reynold Station                                         Wake Forest University, since 1982.
Winston-Salem, NC  27109

*Zoe Ann Hines, 48                 Director             Senior Vice President of Stephens and
                                                        Director of Brokerage Accounting;
                                                        Secretary of Stephens Resource
                                                        Management; and Senior Vice President
                                                        of Link Investments Inc.

*W. Rodney Hughes, 70              Director             Private Investor
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 79                Director             Private Investor
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52               Director             Chairman of Home Account Network, Inc.;
4 Beaufain Street                                       Real Estate Developer; Chairman
Charleston, SC 29401                                    of Renaissance Properties Ltd.;
                                                        President of Morse Investment
                                                        Corporation; and Co-Managing Partner
                                                        of Main Street Ventures.

Richard H. Blank, Jr., 40          Chief                Associate of Financial Services
                                   Operating            Group of Stephens; Director of Stephens
                                   Officer,             Sports Management Inc.; and Director of
                                   Secretary and        Capo Inc.
                                   Treasurer

                               COMPENSATION TABLE
                  For the Fiscal Year Ended February 28, 1997



                                                       TOTAL COMPENSATION
                            AGGREGATE COMPENSATION      FROM REGISTRANT
NAME AND POSITION              FROM REGISTRANT          AND FUND COMPLEX
-----------------           ----------------------     ------------------
Jack S. Euphrat                    $9,250                     $ 9250
  Director

*R. Greg Feltus
  Director                              0                          0

Thomas S. Goho
  Director                         $9,250                     $9,250

*Zoe Ann Hines
  Director                              0                          0

*W. Rodney Hughes
  Director                         $8,250                     $8,250

Robert M. Joses                    $9,250                     $9,250
  Director

*J. Tucker Morse
  Director                             $8,250                 $8,250


   Directors of the Company are compensated annually by the Company and by all the registrants in the fund complex for their services as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, MIP and MSIT are considered to be members of the same fund complex, as such term is defined in Form N-1A under the 1940 Act (the "BGFA Fund Complex"). Stagecoach Funds, Inc., Overland Express Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust together form a separate fund complex (the "Wells Fargo Fund Complex"). Each of the Directors and the Officers of the Company serves in the identical capacity as Directors/Trustees and Officers of each registered open-end management investment company in both the BGFA and Wells Fargo Fund Complexes, except for Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within the fund complex for their services as Directors/Trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

   As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

   Master/Feeder Structure. Each Fund seeks to achieve its investment objective
   -----------------------
by investing all of its assets into the corresponding Master Portfolio of MIP or MSIT. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Trust itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management of the Funds" in the Prospectus for additional description of the Funds' and Master Portfolios' expenses and management.

   A Fund may withdraw its investment in a Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to its corresponding Master Portfolio.

   The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies" in the Prospectus. Whenever a Fund, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of such Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which a Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

   Certain policies of a Master Portfolio which are non-fundamental may be changed by vote of a majority of the relevant Trust's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund may also elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. A Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of such Fund or the corresponding Master Portfolio, to the extent possible. See "Investment Objectives and Policies" in the Prospectus for additional information regarding the Funds' and the Master Portfolios' investment objectives and policies.

   Investment Adviser. Pursuant to an Investment Advisory Contract with each
   ------------------
Master Portfolio, BGFA provides investment guidance and policy direction in connection with the management of each Master Portfolios' assets. Pursuant to the Advisory Contracts, BGFA furnishes to the Trusts' Boards of Trustees periodic reports on the investment strategy and performance of each Master Portfolio. BGFA has agreed to provide to the Master Portfolios, among other things, money market security and fixed- income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Master Portfolio's investment portfolio.

   BGFA is entitled to receive monthly fees at the annual rate of 0.35%, 0.08%, 0.05%, 0.30%, 0.60% and 0.45% of the average daily net assets of the Asset Allocation, Bond Index, S&P 500 Index, U.S.

Treasury Allocation, Growth Stock and Short-Intermediate Term Master Portfolios, respectively, as compensation for its advisory services to such Master Portfolio.

   Each Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the respective Master Portfolio's outstanding voting securities or by the Trusts' Boards of Trustees and (ii) by a majority of the Trustees of the Trusts who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. Each Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

   The Advisory Contracts provide that the advisory fee is accrued daily and paid monthly. Out of the fees that BGFA receives from the Growth Stock and Short-Intermediate Term Master Portfolios, it pays Wells Fargo Bank, for its sub-advisory services a percentage of each of these Master Portfolio's average daily net assets as agreed by BGFA and Wells Fargo Bank. BGFA is compensated for its custodial services to the Master Portfolio and the Funds out of the advisory fee from each Master Portfolio.

   For the period beginning March 1, 1994 and ended May 25, 1994, the Funds paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:


                                               3/1/94-5/25/94
                                               FEES      FEES
          FUND                                 PAID     WAIVED
          ----                               --------   ------
          Asset Allocation Fund              $329,064   $  -0-
          Bond Index Fund                    $    -0-   $6,449
          Growth Stock Fund                  $ 70,792   $  -0-
          Short-Intermediate Term Fund       $    -0-   $7,590
          S&P 500 Stock Fund                 $ 33,202   $  -0-
          U.S. Treasury Allocation Fund      $ 82,068   $  -0-

For the period beginning May 26, 1994 (commencement of master/feeder structure), and ended February 28, 1995, and the period beginning March 1, 1995 and ended December 31, 1995, the corresponding Master Portfolio of each Fund paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:

                                                     5/26/94 - 2/28/95       3/1/95 - 12/31/95
                                                     FEES        FEES        FEES       FEES
MASTER PORTFOLIO                                     PAID       WAIVED       PAID      WAIVED
----------------                                    --------   --------    ---------  --------
Asset Allocation Master Portfolio                   $666,053    $   -0-    $997,003    $     0
Bond Index Master Portfolio                         $ 34,581    $ 8,713    $ 91,365    $     0
Growth Stock Master Portfolio                       $283,463    $16,451    $662,204    $     0
Short-Intermediate Term Master Portfolio            $ 10,673    $16,510    $279,843    $     0
S&P 500 Index Master Portfolio                      $138,830    $17,864    $ 47,460    $     0
U.S. Treasury Allocation Master Portfolio           $128,994    $   -0-    $152,657    $     0

  For the period beginning January 1, 1996 and ended February 29, 1996 and for the fiscal year ended February 28, 1997, the corresponding Master Portfolio of each Fund paid to BGFA the advisory fees indicated below, without waivers:


                                         1/1/96 - 2/29/96       FISCAL YEAR ENDED 2/28/97
MASTER PORTFOLIO                            FEES PAID                FEES PAID
----------------                            ---------                ---------
Asset Allocation Master Portfolio           $225,669                  $1,153,951
Bond Index Master Portfolio                 $ 20,123                  $  147,204
Growth Stock Master Portfolio               $164,817                  $1,334,600
Short-Intermediate Term Master Portfolio    $ 73,598                  $   58,891
S&P 500 Index Master Portfolio              $  9,923                  $  577,637
U.S. Treasury Allocation Master             $ 25,863                  $  148,606
 Portfolio


   Sub-Investment Adviser. Effective January 1, 1996, the MIP Master Portfolios
   ----------------------
no longer retained Wells Fargo Nikko Investment Adviser ("WFNIA") as sub-investment adviser and the MSIT Master Portfolios, pursuant to separate sub-investment advisory contracts with Wells Fargo Bank, retained Wells Fargo Bank as its sub-investment adviser. Wells Fargo Bank is responsible for the day-to-day portfolio management of each MSIT Master Portfolio. The same Wells Fargo Bank investment professionals that previously managed the investment portfolio of each MSIT Master Portfolio will continue, subject to the overall supervision of BGFA, to manage each such Master Portfolio's investment portfolio. Subject to the direction of the Trusts' Boards of Trustees and the overall supervision and control of BGFA and the Trusts, Wells Fargo Bank is responsible for investing and reinvesting these Master Portfolio's assets. In this regard, Wells Fargo Bank is responsible for implementing and monitoring the performance of the investment model employed with respect to each Master Portfolio, in accordance with the investment objective, policies and restrictions set forth in the Prospectus, and furnishes to BGFA periodic reports on the investment activity and performance of the Master Portfolios, and such additional reports and information as BGFA and the Trusts' Boards of Trustees and officers shall reasonably request. Wells Fargo Bank is entitled to receive from BGFA an amount equal to 0.15% and 0.10% of the average daily net assets of the Growth Stock and Short-Intermediate Term Master Portfolios, respectively, as compensation for its sub-advisory services.

   For the period beginning March 1, 1994 and ended May 25, 1994, Wells Fargo Bank paid to WFNIA the following fees for sub-advisory services provided to each Fund, without waivers:




                                   3/1/94 -  5/25/94
FUND                                   FEES PAID
----                               -----------------
Asset Allocation Fund                    $86,119
Bond Index Fund                          $ 1,264
S&P 500 Stock Fund                       $13,586
U.S. Treasury Allocation Fund            $13,257

   For the period beginning May 26, 1994 (commencement of master/feeder structure) and ended February 28, 1995, and the period beginning March 1, 1995 and ended December 31, 1995, Wells Fargo Bank paid to WFNIA the following sub-advisory fees for services provided to the corresponding Master Portfolio of each Fund, without waivers:


                                                            5/26/94 - 2/28/95    3/1/95 - 12/31/95
      MASTER PORTFOLIO                                           FEES PAID            FEES PAID
      ----------------                                      -----------------    -----------------
      Asset Allocation Master Portfolio                         $375,907              $567,009
      Bond Index Master Portfolio                               $ 39,197              $ 72,919
      S&P 500 Index Master Portfolio                            $117,651              $224,069
      U.S. Treasury Allocation Master Portfolio                 $ 64,439              $ 75,895


   For the period beginning January 1, 1996 and ended February 29, 1996, AND FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1997, BGFA paid to Wells Fargo Bank the following sub-advisory fees for services provided to the corresponding Master Portfolio of each Fund, without waivers:


                                                        1/1/96 - 2/29/96       FISCAL YEAR ENDED 2/28/97
      MASTER PORTFOLIO                                     FEES PAID                   FEES PAID
      ----------------                                  ----------------       -------------------------
      Growth Stock Master Portfolio                         $41,297                    $332,700
      Short-Intermediate Term Master Portfolio              $12,801                    $ 13,020


   Co-Administrators. The Company has engaged Stephens and Barclays Global
   -----------------
Investors, N.A. ("BGI") to provide certain administration services to the Funds. Pursuant to a Co-Administration Agreement with the Company, Stephens and BGI provide as administration services, among other things: (i) general supervision of the operation of the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Stephens also furnishes office space and certain facilities required for conducting the business of the Company together with those ordinary clerical and bookkeeping services that are not being furnished by the Fund's investment adviser. Stephens also pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens.

   In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses which are borne by the Funds, Stephens and BGI have agreed to bear all costs of the Funds' and the Company's operations. For providing such services, Stephens and BGI are entitled to 0.15% of the average daily net assets of each of the Bond Index and S&P 500 Index Funds; 0.18% of the average daily net assets of each of the Growth Stock and Short-Intermediate Term Funds and 0.40% of the average daily net assets of each of the Asset Allocation and U.S. Government Allocation Funds. Effective October 21, 1996, BGI contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administration services. Prior to October 21, 1996, Stephens served as sole administrator to the Funds.

   For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997 the Funds paid administration and co-administration fees to Stephens as follows:


     FUND                                 1995            1996            1997
     ----                               ---------       ---------       --------
     Asset Allocation Fund               $215,978        $349,680       $572,552
     Bond Index Fund                     $    -0-        $ 18,131       $ 60,713
     Growth Stock Fund                   $ 30,409        $ 68,886       $149,995
     Short-Intermediate Term Fund        $    -0-        $  6,381       $  8,685
     S&P 500 Stock Fund                  $158,245        $331,823       $713,041
     U.S. Treasury Allocation Fund       $ 49,418        $ 59,609       $ 73,610


   For the period beginning October 21, 1996 and ended February 28, 1997, the Funds paid co-administration fees to BGI as follows:


      FUND                                    10/21/96 - 2/28/97
      ----                                    ------------------
      Asset Allocation Fund                       $337,801
      Bond Index Fund                             $ 32,155
      Growth Stock Fund                           $ 69,346
      Short-Intermediate Term Fund                $  3,817
      S&P 500 Stock Fund                          $289,821
      U.S. Treasury Allocation Fund               $ 35,547


   Distributor. Stephens acts as the exclusive distributor of each Fund's shares
   -----------
pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement") with the Company on behalf of the Funds. Shares are sold on a continuous basis by Stephens as agent, although Stephens s not obligated to sell any particular amount of shares. No compensation is payable by the Company to Stephens for its distribution services. The term and termination provisions of the Distribution Agreement are substantially similar to those of the Agreement with the Adviser discussed above.

   Shareholder Servicing Plan. Each of the Funds has adopted a Shareholder
   --------------------------
Servicing Plan (each a "Servicing Plan" and collectively the "Servicing Plans"). Under each Servicing Plan and pursuant to each Servicing Agreement, a Fund may pay one or more servicing agents, as compensation for performing certain services, monthly fees at the annual rate of up to (i) 0.07% of the average daily net assets of the S&P 500 Stock and Bond Index Funds, (ii) 0.10% of the average daily net assets of the Short-Intermediate Term and Growth Stock Funds and (iii) 0.20% of the average daily net assets of the Asset Allocation and U.S. Treasury Allocation Funds. Payments to a servicing agent by a Fund will be based upon the average daily net assets of the shares of the Fund owned of record by the servicing agent on behalf of customers, or by its customers directly, during the period for which payment is made.

   The Servicing Plans will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Qualified Directors. The Servicing Agreement may be terminated automatically if assigned, or may be terminated at any time not more than 60 days' nor less than 30 day's after notice, by a vote of a majority of the Disinterested Directors or by a vote of the majority of the outstanding voting securities of the Shares of a Fund of the Company or the affected Fund(s). The Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the Company's Board of Directors, including a majority of the Disinterested Directors cast at a meeting called for that specific purpose.

   The Servicing Plans require that the servicing agent shall provide to the Treasurer of the Company, at least quarterly, a written report of the amounts expended by the servicing agent (and purposes therefor) under each Servicing Plan, and shall provide to the Company's Board of Directors such information as may reasonably be necessary to an informed determination of whether the Agreement shall be implemented or continued.

   For the fiscal year ended February 28, 1997 the Funds paid shareholder servicing fees as follows and the indicated amounts were waived:

                                          FEES       FEES
     FUND                                 PAID      WAIVED
     ----                               --------   --------
     Asset Allocation Fund              $555,606   $      0
     Bond Index Fund                    $ 31,663   $ 31,663
     Growth Stock Fund                  $139,134   $112,482
     Short-Intermediate Term Fund       $  8,448   $  8,448
     S&P 500 Stock Fund                 $454,547   $287,325
     U.S. Treasury Allocation Fund      $ 48,458   $      0


   Custodian.  IBT, concurrent with its appointment as sub-administrator for the
   ---------
Funds on October 21, 1996, also has been retained as custodian to each Fund and Master Portfolio and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. IBT is not entitled to receive compensation for its services as custodian so long as it is entitled to receive fees from BGI for providing sub-administration services to the Funds. Prior to October 21, 1996, BGI served as custodian to the Funds and was not entitled to receive a fee. For the fiscal year ended February 28, 1997, the Funds did not pay any custody fees.

   Transfer and Dividend Disbursing Agent. Wells Fargo Bank has been retained as
   --------------------------------------
the transfer and dividend disbursing agent for the Funds and performs such services at 515 Market Street, San Francisco, CA 94105. For its services as transfer and dividend disbursing agent, Wells Fargo Bank is entitled to 0.10% of the average daily net assets of each of the Asset Allocation and U.S. Treasury Allocation Funds; and 0.03% of the average daily net assets of each of the Bond Index, Growth Stock, S&P 500 Stock and Short-Intermediate Term Funds.

                       PURCHASE AND REDEMPTION OF SHARES

   Terms of Purchase. The Funds are generally open Monday through Friday and are
   -----------------
closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s. Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Company reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Funds.

   Payment for shares of a Fund may, at the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities.

All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. Each Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

   Suspension of Redemptions. Under the 1940 Act, a Fund may suspend the right
   -------------------------
of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

   The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company also may redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

   In addition, the Company may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

                        DETERMINATION OF NET ASSET VALUE

   Net asset value per share for a Fund is determined on each day the Fund is open for trading. Each Fund's investment in the corresponding Master Portfolio of the Trusts are valued at the net asset value of such Master Portfolio' shares.

   Because the Master Portfolios are closed on certain days when the NYSE is open for business, shareholders would not be able to redeem their shares on certain days when there may be significant changes in the value of a Master Portfolio's portfolio securities.

   Master Portfolio securities for which market quotations are available are valued at latest prices. Securities of a Master Portfolio for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost with cost being the value of the security on the preceding day (61st day). Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the NYSE, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by an independent pricing service approved by the Boards of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities shall be determined in accordance with the applicable procedures, as described above, for the purpose of determining the adequacy of collateral. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by MIP and MSIT Boards of Trustees and in accordance with procedures adopted by the Trustees.

                                     TAXES

   The Prospectus describes generally the tax treatment of distributions by the Master Portfolios and the Funds. This section of the SAI includes additional information concerning federal income taxes.

   In General.  The Company intends to qualify each Fund as a regulated
   ----------
investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Funds' shareholders. Each Fund will be treated as a separate entity for tax purposes; thus, the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

   Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of determining qualification, each Fund will be deemed to own a proportionate share of the corresponding Master Portfolio's assets. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

   Generally, dividends and capital gain distributions are taxable to shareholders when they are received. However, dividends and distributions declared payable as of a record date in October, November or December of any calendar year are deemed under the Code to have been paid by the Fund and received by the shareholders on December 31 of that calendar year if the dividends and distributions are actually paid in January of the following year. Accordingly, such dividends and distributions will be taxable to the recipient shareholders in the year in which the record date falls.

   In addition, a 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund either will actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

   Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Because not more than 50% of the value of the total assets of any Fund is expected to consist of securities of foreign issuers, no Fund will be eligible to elect to "pass-through" foreign tax credits to shareholders.

   Each Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in a Master Portfolio. Under the Code, each Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the corresponding Fund (and the Master Portfolio's other investors) in proportion to each Fund's ownership interest in the Master Portfolio. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any interest, dividends or gains, the corresponding Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, each Master Portfolio will seek to minimize recognition by its investors (such as a Fund) of interest, dividends, gains or losses without a corresponding distribution.

   Federal Income Tax Rates. As of the printing of this SAI, the maximum tax
   ------------------------
rate applicable to an individual's ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional tax of up to $11,750, and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

   Capital Gain Distributions. To the extent that each Fund recognizes net long-
   --------------------------
term capital gains, such gains will be distributed at least annually. These distributions will be taxable to Fund shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. The Funds intend to designate such distributions as capital gain distributions in a written notice to the shareholders mailed by the Fund not later than 60 days after the close of the Fund's taxable year.

   Disposition of Fund Shares. If a shareholder receives a designated capital
   --------------------------
gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then, unless otherwise disallowed, any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

   If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company (the "new shares"), the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the purchase of the new shares) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of the new shares. Also, any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shareholder disposes of the Fund shares.

   Taxation of Master Portfolio Investments. Gains or losses on sales of
   ----------------------------------------
portfolio securities by each Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where a Master Portfolio acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Master Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but were not previously included in income of the Master Portfolio under an available election during the period of time the Master Portfolio held the debt obligation. Except as provided herein, other gains or losses on the sale of portfolio securities will be short-term capital gains or prevailing losses.

   If an option written by a Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Master Portfolio pursuant to the exercise of a call option written by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Master Portfolio pursuant to the exercise of a put option written by it, the Master Portfolio will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the corresponding Master Portfolio's ability to write options.

   The amount of any gain or loss realized by a Master Portfolio on closing out certain regulated futures contracts will generally result in a realized capital gain or loss for tax purposes. Such futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, such futures contracts will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which such marked to market and foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Master Portfolio will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

   Offsetting positions held by a Master Portfolio involving certain financial forward futures or option contracts may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988. If a Master Portfolio were treated as entering into straddles by reason of its engaging in certain financial forward, futures or option contracts, such straddles may be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by the applicable provisions of Section 1256 or 988 of the Code. The Master Portfolio may make one or more elections with respect to mixed straddles. Depending upon which election is made, if any, the results with respect to the Master Portfolio may differ.

   Generally, to the extent the straddle rules apply to positions established by the Master Portfolio, losses realized by the Master Portfolio may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the foregoing rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss and long-term capital gain may be characterized as short-term capital gain or ordinary income.

   If a Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), its corresponding Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If a Master Portfolio invests in a PFIC, the corresponding Fund intends to make an election under proposed Treasury Regulations to mark-to-market its interest in PFIC shares (through the Master Portfolio). Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.

   Foreign Shareholders.  Under the Code, distributions of net investment income
   --------------------
by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at a rate of 30% or a lower treaty rate. Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

  Backup Withholding.  The Company may be required to withhold, subject to
  ------------------
certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

   Other Matters. Investors should be aware that the investments to be made by
   -------------
the Master Portfolios may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Master Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the corresponding Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

   The foregoing discussion and the discussions in the Prospectuses address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.

                            PERFORMANCE INFORMATION

   As indicated in the Prospectus, the Funds may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Funds, at times, also may calculate total return based on net asset value per share (rather than the public offering price) in which case the figures would not reflect the effect of any sales charge that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed provided that total return data derived pursuant to the calculation described above also are presented.

   The average annual total returns on the Funds from July 2, 1993 (commencement of operations) to February 28, 1997 and for the fiscal year ended February 28, 1997 were as follows:


                                           COMMENCEMENT      FISCAL
                                              THROUGH      YEAR ENDED
     FUND                                     2/28/97        2/28/97
     ----                                     -------        -------
     Asset Allocation Fund                     12.06%        13.09%
     Bond Index Fund                            5.10%         4.32%
     Growth Stock Fund                         14.76%        (3.46)
     Short-Intermediate Term Fund               4.49%         4.29%
     S&P 500 Stock Fund                        18.13%        25.82%
     U.S. Treasury Allocation Fund              4.70%         4.99%


   The cumulative total returns on the Funds from July 2, 1993 (commencement of operations) to February 28, 1997 were as follows:

                                           COMMENCEMENT
                                              THROUGH
     FUND                                     2/28/97
     ----                                     -------
     Asset Allocation Fund                     51.73%
     Bond Index Fund                           19.96%
     Growth Stock Fund                         65.54%
     Short-Intermediate Term Fund              17.46%
     S&P 500 Stock Fund                        91.75%
     U.S. Treasury Allocation Fund             18.31%


   As indicated in the Prospectus, the U.S. Treasury Allocation, Asset Allocation, Short-Intermediate Term and Bond Index Funds may advertise certain yield information. As, and to the extent required by the SEC, yield will be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(((a-b)/cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

   The yields of the Funds for the 30-day period ended February 28, 1997 were as follows:


                                            CURRENT
      FUND                                   YIELD
      ----                                 --------
      Bond Index Fund                       6.32%
      Short-Intermediate Term Fund          5.85%
      U.S. Treasury Allocation Fund         5.37%


   Generally. The yield for a Fund fluctuates from time to time, unlike bank
   ---------
deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

   Yield information for a Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. A Fund's yield, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

   In addition, investors should recognize that changes in the net asset values of shares of a Fund affect the yield of such Fund for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Funds may be useful in reviewing the performance of such Funds and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

   Performance Comparisons. From time to time and only to the extent the
   -----------------------
comparison is appropriate for a Fund, the Company may quote the performance of a Fund in advertising and other types of literature and may compare the performance of a Fund to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in advertising and other literature to advertising, performance rankings and other information prepared by recognized mutual fund statistical services.

   The performance information for the Short-Intermediate Term Fund and the Bond Index Fund also may be compared, in reports and promotional literature, to the Consumer Price Index, the Salomon One Year Treasury Benchmark Index, Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacker Investment Management Indices, Salomon Brothers High Grade Bond Index, Lipper General Bond Fund Average, Lipper Intermediate Investment Grade Debt Fund Average, Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Intermediate Government/Corporate Bond Index, and Lehman Brothers Long-Term High Quality Government/Corporate Bond Index. The performance information for the Short-Intermediate Term Fund and the Bond Index Fund also may be compared to the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), or to other indices of bonds, stocks, or government securities, or by other services, companies, publications, or persons who monitor mutual funds on overall performance or other criteria, but not to money market mutual funds.

   Performance information for the U.S. Treasury Allocation Fund, Asset Allocation Fund, Growth Stock Fund and the S&P 500 Stock Fund may be compared, in reports and promotional literature, to the S&P 500 Index, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, Lehman Brothers Government Bond Index, Lehman Brothers Treasury Bond Index, Lipper Balanced Fund Average, Lipper Growth Fund Average, Lipper Flexible Portfolio Fund Average, Lehman Brothers Intermediate Treasury Index, 91-Day Treasury Bill Average, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

   The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

   In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing BGFA, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day." The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Master Portfolios' investment adviser, sub-investment adviser or their affiliates.

   A Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue's Money Fund Report, including Donoghue's Taxable Money Market Fund Average or Morningstar, Inc., independent services which monitor the performance of mutual funds. A Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

   Other Advertising Items. From time to time, the Company also may include in
   -----------------------
advertisements or other marketing materials a discussion of certain of the objectives of the investment strategy of the Asset Allocation Fund and the U.S. Treasury Allocation Fund and a comparison of this strategy with other investment strategies. In particular, the responsiveness of these Funds to changing market conditions may be discussed. For example, the Company may describe the benefits derived by having BGFA, as investment adviser, or Wells Fargo Bank, as sub-investment adviser, monitor and reallocate investments among the three asset categories described in a Fund's Prospectus. The Company's advertising or other marketing materials also might set forth illustrations depicting examples of recommended allocations in different market conditions.

   The Company also may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments. Of course past performance cannot be a guarantee of future results. The Company also may include from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

                             PORTFOLIO TRANSACTIONS

   Since each Fund invests all of its assets in a corresponding Master Portfolio of MIP or MSIT, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

   Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens, Barclays Global Investors Services or Wells Fargo Securities Inc. In the over- the-counter-market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

   Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions.

   Under the 1940 Act, persons affiliated with a Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. A Master Portfolio may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's or MSIT's Board of Trustees.

   A Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by a Master Portfolio's Board of Trustees, BGFA and Wells Fargo Bank are responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA and Wells Fargo Bank generally seek reasonably competitive spreads or commissions.

   In assessing the best overall terms available for any transaction, BGFA and Wells Fargo Bank each consider factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. Wells Fargo Bank may cause the Growth Stock and Short-Intermediate Term Master Portfolios to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

   Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolio. MSIT's Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

   Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

   Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Growth Stock and Short-Intermediate Term Master Portfolios' investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MSIT's Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

   The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Growth Stock and Short-Intermediate Term Master Portfolios by improving the quality of Wells Fargo Bank's investment advice.

   Portfolio Turnover. The portfolio turnover rates for the U.S. Treasury
   ------------------
Allocation, Short-Intermediate Term, Bond Index, Asset Allocation, S&P 500 Index and Growth Stock Master Portfolios generally are not expected to exceed 450%, 300%, 100%, 450%, 50% and 200%, respectively. The higher portfolio turnover rates for the U.S. Treasury Allocation, Short-Intermediate Term, Bond Index, Asset Allocation and Growth Stock Master Portfolios may result in higher transaction (i.e., principal markup/markdown, brokerage, and other transaction) costs. The portfolio turnover rate will not be a limiting factor when BGFA or Wells Fargo Bank deem portfolio changes appropriate.

   Brokerage Commissions. For the fiscal years ended February 28, 1995, February
   ---------------------
29, 1996 and February 28, 1997, the corresponding Master Portfolio of each Fund paid the dollar amounts of brokerage commissions indicated below. None of these brokerage commissions were paid to affiliated brokers.



MASTER PORTFOLIO                                             COMMISSIONS PAID
                                                       1995       1996       1997
                                                     --------   --------   --------
Asset Allocation Master Portfolio                    $ 14,321   $  9,782   $ 28,606
Bond Index Master Portfolio                          $      0   $      0   $      0
Growth Stock Master Portfolio                        $207,258   $355,046   $394,483
S&P 500 Index Master Portfolio                       $244,742   $ 80,902   $ 69,826
Short-Intermediate Term Master Portfolio             $      0   $      0   $      0
U.S. Treasury Allocation Master Portfolio            $      0   $      0   $      0

   Securities of Regular Broker/Dealers. As of [FEBRUARY 28, 1997,] the
   ------------------------------------
corresponding Master Portfolio of each Fund owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:


MASTER PORTFOLIO                                        BROKER/DEALER        AMOUNT
----------------                                        -------------        ------
Growth Stock Master Portfolio                        Morgan Stanley        $   275,000
Asset Allocation Master Portfolio                    Goldman Sachs & Co.   $26,000,000
Bond Index Master Portfolio                          Goldman Sachs & Co.   $16,000,000
S&P 500 Index Master Portfolio                       Goldman Sachs & Co.   $27,000,000
U.S. Treasury Allocation Master Portfolio            Goldman Sachs & Co.   $ 7,000,000

                                 CAPITAL STOCK

   The Company, an open-end, management investment company, was incorporated in Maryland on October 15, 1992. The authorized capital stock of the Company consists of 10,000,000,000 shares having a par value of $.001 per share. As of the date of this SAI, the Company's Board of Directors has authorized the issuance of twelve series of shares. The Board of Directors may, in the future, authorize the issuance of other series of capital stock representing shares of additional investment portfolios or funds.

   All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of a fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus of each Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

   The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

   Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

   Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

   MSIT and MIP are each open-end, series management investment companies organized as Delaware business trusts. MSIT was organized on October 28, 1993. MIP was organized on October 21 1993. In accordance with Delaware law and in connection with the tax treatment sought by the Trusts, each Trust's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that a Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

   The Declarations of Trust further provide that obligations of a Trust are not binding upon its Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

   The interests in each Master Portfolio of the Trusts have substantially identical voting and other rights as those rights enumerated above for shares of the Funds. The Trusts also intend to dispense with annual meetings, but are required by Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to a Company. Whenever a Fund is requested to vote on a matter with respect to its Trust, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

   In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Trust, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

   As of May 30, 1997, the shareholders identified below were known by the Company to own 5% or more of the indicated Fund's outstanding shares in the following capacity:


                                      NAME AND ADDRESS                PERCENTAGE              NATURE OF
NAME OF FUND                           OF SHAREHOLDER                   OF FUND               OWNERSHIP
------------                          -----------------               -----------             ---------
Asset Allocation                Wells Fargo Bank                         85.78%                Record
                                401(K) MasterWorks Omnibus Account
                                420 Montgomery Street
                                San Francisco, CA 94104

Bond Index Fund                 Wells Fargo Bank                          9.20%                Record
                                Business Retirement Programs
                                Omnibus Account
                                420 Montgomery Street
                                San Francisco, CA 94104

                                State Street Bank & Trust Co             17.18%                Record
                                as Trustee for the American
                                Bar Association Members
                                State Street Collective Trust
                                1 Heritage Drive, #2PS
                                North Quincy, MA 02171

                                Wells Fargo Bank                         66.08%                Record
                                401(K) MasterWorks Omnibus Account
                                420 Montgomery Street
                                San Francisco, CA 94104

Growth Stock Fund               Fidelity Investments                     10.33%                Record
                                Institutional Operations
                                Co. As Agent for Employee
                                Benefit Plans
                                100 Magellan Way
                                Covington, KY 41015

                                Wells Fargo Bank                         80.50%               Record
                                401(K) MasterWorks Omnibus Account
                                420 Montgomery Street
                                San Francisco, CA 94104

Short-Intermediate              Wells Fargo Bank                        24.04%                Record
Term Fund                       Large Group IRA Omnibus Account
                                420 Montgomery Street
                                San Francisco, CA 94104

                                Wells Fargo Bank                        68.97%                Record
                                401(K) MasterWorks Omnibus Account
                                420 Montgomery Street
                                San Francisco, CA 94104

S&P 500 Stock                   Mass Mutual Life Insurance Co.           5.75%                Record
                                Separate Investment Account
                                1925 State Street
                                Springfield, MA 01111

                                Wells Fargo Bank                         33.24%               Record
                                401(K) MasterWorks Omnibus Account
                                420 Montgomery Street
                                San Francisco, CA 94105

                                Bankers Trust as Trustee                 34.89%               Record
                                for Betchel Master Trust
                                Benefit Plan
                                P.O. Box 1742
                                New York, NY 10008

U.S. Treasury                   Wells Fargo Bank                         90.27%               Record
Allocation Fund                 401(K) MasterWorks Omnibus Account
                                420 Montgomery Street
                                San Francisco, CA 94104


   For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presume to control such Fund.

                                     OTHER

   The Registration Statement of the Trusts and the Company, including the Prospectus for each Fund, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

   Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Suite 5500, Washington, D.C. 20006-1812, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Funds' Prospectus.

                              INDEPENDENT AUDITORS

   KPMG Peat Marwick LLP has been selected as the independent auditor for the Company and the Trusts. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

   The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended February 28, 1997 for the Asset Allocation, Bond Index, Growth Stock, Short-Intermediate Term, S&P 500 Stock and U.S. Treasury Allocation Funds and corresponding Master Portfolios are hereby incorporated by reference to the MasterWorks Funds Inc. Annual Report, as filed with the SEC on May 2, 1997. The portfolio of investments, audited financial statements and independent auditors' report for the Funds are attached to all SAIs delivered to shareholders or prospective shareholders.

                                  SAI APPENDIX

   The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

CORPORATE BONDS

   Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds have speculative characteristics as well. Moody's applies numerical modifiers "1," "2" and "3" in each rating category from "Aa" through "Baa" in its rating system. The modifier "1" indicates that the security ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end.

   S&P: The four highest ratings for corporate bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the highest rated issued only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

CORPORATE COMMERCIAL PAPER

   Moody's: The highest rating for corporate commercial paper is "Prime-1". Issuers rated "Prime-1" have a "superior capacity for repayment of short-term promissory obligations." Issuers rated "Prime-2" "have a strong capacity for repayment of short-term promissory obligations," but earnings trends, while sound, will be subject to more variation.

   S&P: The "A-1" rating for corporate commercial paper indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper with a strong capacity for timely payments on issues will be rated "A-2."

                            MASTERWORKS FUNDS INC.
                          FILE NO. 33-54126; 811-7332

                                    PART C

                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.
          ----------------------------------

   (a) Financial Statements:

             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended February 28, 1997 for the Asset Allocation, Bond Index, Growth Stock, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Short-Intermediate Term, S&P 500 Stock and U.S. Treasury Allocation Funds are hereby incorporated by reference to the Company's Annual Report, as filed with the SEC on May 2, 1997.

             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended February 28, 1997 for the Asset Allocation, Bond Index, LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, S&P 500 Index and U.S. Treasury Allocation Master Portfolios of Master Investment Portfolio ("MIP"), and for the Growth Stock and Short-Intermediate Term Master Portfolios of Managed Series Investment Trust ("MSIT") are hereby incorporated by reference to the Company's Annual Report, as filed with the SEC on May 2, 1997.

   (b)   Exhibits:


   Exhibit
   Number                                             Description
   ------                                             -----------
    1                            -    Restated Articles of Incorporation dated October 31, 1995, incorporated by reference to Post-Effective Amendment No. 11, filed December 1, 1995.

    2                            -    By-Laws, incorporated by reference to Post-Effective Amendment No. 8, filed
                                      June 27, 1995.

    3                            -    Not applicable

    4                            -    Not applicable

    5(a)(i)                      -   Investment Advisory Contract with Barclays Global Fund Advisors on behalf of the Money Market Fund dated January 1, 1996, incorporated by reference to Post-
                                     Effective Amendment No. 13, filed June 28, 1996.


   Exhibit
   Number                         Description
   -------                        -----------
    5(a)(ii)          -   Sub-Advisory Contract by and among Barclays Global Fund Advisors and Wells
                          Fargo Bank, N.A. on behalf of the Money Market Fund dated January 1, 1996, incorporated by reference to Post-Effective Amendment No. 13, filed June 28,
                          1996.

    5(b)(i)           -   Co-Administration Agreement with Stephens Inc. and Barclays Global Investors,
                          N.A. on behalf of the Funds dated October 21, 1996, filed herewith.

     (b)(ii)          -   Sub-Administration Agreement by and among Barclays Global Investors, N.A.
                          and Investors Bank & Trust Company on behalf of the Funds dated October 21,
                          1996, filed herewith.

    6                 -   Amended and Restated Distribution Agreement with Stephens Inc. on behalf of the Funds dated February 6, 1996, incorporated by reference to Post-Effective
                          Amendment No. 13, filed June 28, 1996.

    7                 -   Not applicable.

    8                 -   Custody Agreement with Investors Bank & Trust Company on behalf of the
                          Funds dated October 21, 1996, filed herewith.

    9(a)              -   Amended Agency Agreement with Wells Fargo Bank, N.A. on behalf of the
                          Funds dated February 1, 1994, incorporated by reference to Post-Effective
                          Amendment No. 11, filed December 1, 1995.

    (a)(i)            -   Amendment to the Amended Agency Agreement with Wells Fargo Bank, N.A.
                          on behalf of the Funds dated February 16, 1996, incorporated by reference to
                          Post-Effective Amendment No. 13, filed June 28, 1996.

    (b)               -   Shareholder Servicing Plan and Shareholder Servicing Agreement for the Growth
                          Stock, Short-Intermediate Term, Asset Allocation, U.S. Treasury Allocation,
                          Bond Index and S&P 500 Stock Funds, incorporated by reference to Post-
                          Effective Amendment No. 9, filed July 19, 1995.

    (b)(i)            -   Shareholder Servicing Plan and Form of Shareholder Servicing Agreement for
                          the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030 and LifePath
                          2040 Funds, incorporated by reference to Post-Effective Amendment No. 11, filed
                          December 1, 1995.

    10                -   Opinion and Consent of Counsel, filed herewith.

    11                -   Consent of Auditors - KPMG Peat Marwick LLP, filed herewith.

    12                -   Not applicable

    13                -   Not applicable

    14                -   Not applicable

    15                -   Not applicable


   Exhibit
   Number                           Description
   ------                           -----------
    16           -    Not applicable


    17           -    See Exhibit 27
              ------------------------


    18           -    Not applicable


    19           -    Powers of Attorney for Jack S. Euphrat, R. Greg Feltus, Thomas S. Goho, Zoe
                      Ann Hines, W. Rodney Hughes, Robert M. Joses and J. Tucker Morse, filed herewith


    27.1         -    Financial Data Schedule for the Asset Allocation Fund, filed herewith.


    27.2         -    Financial Data Schedule for the Bond Index Fund, filed herewith.


    27.3         -    Financial Data Schedule for the Growth Stock Fund , filed herewith.


    27.4         -    Financial Data Schedule for the Money Market Fund, filed herewith.


    27.5         -    Financial Data Schedule for the S&P 500 Stock Fund, filed herewith.


    27.6         -    Financial Data Schedule for the Short-Intermediate Term Fund, filed herewith.


    27.7         -    Financial Data Schedule for the U.S. Treasury Allocation Fund, filed herewith


    27.9         -    Financial Data Schedule for the LifePath 2000 Fund, filed herewith.


    27.10        -    Financial Data Schedule for the LifePath 2010 Fund, filed herewith.


    27.11        -    Financial Data Schedule for the LifePath 2020 Fund, filed herewith.


    27.12        -    Financial Data Schedule for the LifePath 2030 Fund, filed herewith.


    27.13        -    Financial Data Schedule for the LifePath 2040 Fund, filed herewith.

Item 25. Persons Controlled by or under
         Common Control with Registrant
         ------------------------------

         As of May 30, 1997, each Fund owned the following percentages of the
               ------------
outstanding beneficial interests of the corresponding Master Portfolios of MIP or MSIT. As such, each Fund could be considered a controlling person of the corresponding Master Portfolio for purposes of the 1940 Act.

                                      Corresponding                                              Percentage
Fund                                  Master Portfolio                                         of beneficial
----                                  ----------------                                         interests held
                                                                                              ----------------
LifePath 2000 Fund                    LifePath 2000 Master Portfolio (MIP)                              36.40%
LifePath 2010 Fund                    LifePath 2010 Master Portfolio (MIP)                              51.45%
LifePath 2020 Fund                    LifePath 2020 Master Portfolio (MIP)                              43.36%
LifePath 2030 Fund                    LifePath 2030 Master Portfolio (MIP)                              37.10%
LifePath 2040 Fund                    LifePath 2040 Master Portfolio (MIP)                              27.28%
Asset Allocation Fund                 Asset Allocation Master Portfolio (MIP)                           99.99%
Bond Index Fund                       Bond Index Master Portfolio (MIP)                                 57.15%
S&P 500 Stock Fund                    S&P 500 Index Master Portfolio (MIP)                              95.58%
U.S. Treasury Allocation Fund         U.S. Treasury Allocation Master Portfolio (MIP)                   99.99%
Growth Stock Fund                     Growth Stock Master Portfolio (MSIT)                              99.99%
Short-Intermediate Term Fund          Short-Intermediate Term Master Portfolio (MSIT)                   99.99%


Item 26. Number of Holders of Securities.
         --------------------------------

         As of May 30, 1997, the number of record holders of each class of securities of the Registrant for the following funds were as follows:


                                           Number of
Title of Class                             Record Holders
--------------                             --------------
Asset Allocation Fund                            9
Bond Index Fund                                  7
Growth Stock                                     6
LifePath 2000 Fund                              12
LifePath 2010 Fund                              12
LifePath 2020 Fund                              12
LifePath 2030 Fund                              12
LifePath 2040 Fund                              12
Money Market Fund                                7
Short-Intermediate Term Fund                     5
S&P 500 Stock Fund                              42
U.S. Treasury Allocation Fund                    6

Item 27. Indemnification.
         ----------------

         The following paragraphs of Article VIII of the Registrant's Articles of Incorporation provide:

              (h) The Corporation shall indemnify (1) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and
      (2) its other employees and agents to such extent as shall be authorized by the Board of Directors or the Corporation's By-Laws and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of these Articles of Incorporation of the Corporation shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal. Nothing contained herein shall be construed to authorize the Corporation to indemnify any Director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he is subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Any indemnification by the Corporation shall be consistent with the requirements of law, including the 1940 Act.

              (i) To the fullest extent permitted by Maryland statutory and decisional law and the 1940 Act, as amended or interpreted, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any Director or officer of the Corporation against any liability to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this Article VIII shall adversely affect any right or protection of a Director or officer that exists at the time of such amendment, modification or repeal.

Item 28. Business and Other Connections
         of Investment Adviser.
         ---------------------

        The Funds, other than the Money Market Fund, currently do not retain an investment adviser. The corresponding MIP Master Portfolios to the LifePath 2000, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Asset Allocation, Bond Index, S&P 500 Stock and U.S. Treasury Allocation Funds are advised by Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly, Wells Fargo Institutional Trust Company). The Money Market Fund and the corresponding MSIT Master Portfolios to the Growth Stock and Short-Intermediate Term Funds are advised by BGFA and sub-advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly-owned subsidiary of Wells Fargo & Company.

        BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors. Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities, including acting as investment adviser and/or sub-adviser to certain open-end management investment companies and various other institutional investors.

       The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Registrant, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. With the exception of Irving Cohen, each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


Name and Position                 Principal Business(es) During at
at BGFA                           Least the Last Two Fiscal Years
-------                           -------------------------------
Frederick L.A. Grauer             Director of BGFA and Co-Chairman and Director of BGI
Director                          45 Fremont Street, San Francisco, CA 94105

Patricia Dunn                     Director of BGFA and Co-Chairman and Director of BGI
Director                          45 Fremont Street, San Francisco, CA 94105

Lawrence G. Tint                  Chairman of the Board of Directors of BGFA and
Chairman and Director             Chief Executive Officer of BGI
                                  45 Fremont Street, San Francisco, CA 94105

Geoffrey Fletcher                 Chief Financial Officer of BGFA and BGI since since May 1997
Chief Financial Officer           45 Fremont Street, San Francisco, CA 94105
                                  Managing Director and Principal Accounting
                                  Officer of Bankers Trust Company from 1988-1997
                                  505 Montgomery Street, San Francisco, CA 94105



        To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.


Name and Position              Principal Business(es) and Address(es)
at Wells Fargo Bank            During at Least the Last Two Fiscal Years
-------------------            -----------------------------------------
H. Jesse Arnelle               Senior Partner of Arnelle, Hastie, McGee, Willis & Greene
Director                       455 Market Street
                               San Francisco, CA  94105

                               Director of Armstrong World Industries, Inc.
                               5037 Patata Street
                               South Gate, CA  90280

                               Director of Eastman Chemical Corporation
                               12805 Busch Place
                               Santa Fe Springs, CA  90670

                               Director of FPL Group, Inc.
                               700 Universe Blvd.
                               P.O. Box 14000
                               North Palm Beach, FL  33408

Michael R. Bowlin              Chairman of the Board of Directors, Chief Executive Officer,
Director                       Chief Operating Officer and President of
                               Atlantic Richfield Co. (ARCO)
                               Highway 150
                               Santa Paula, CA  93060

Edward Carson                  Chairman of the Board and Chief Executive Officer of
Director                       First Interstate Bancorp
                               633 West Fifth Street
                               Los Angeles, CA  90071

                               Director of Aztar Corporation
                               2390 East Camelback Road  Suite 400
                               Phoenix, AZ  85016

                               Director of Castle & Cook, Inc.
                               10900 Wilshire Blvd.
                               Los Angeles, CA  90024

                               Director of Terra Industries, Inc.
                               1321 Mount Pisgah Road
                               Walnut Creek, CA  94596

William S. Davilla             President (Emeritus) and a Director of
Director                       The Vons Companies, Inc.
                               618 Michillinda Ave.
                               Arcadia, CA  91007

                               Director of Pacific Gas & Electric Company
                               788 Taylorville Road
                               Grass Valley, CA  95949

Rayburn S. Dezember            Director of CalMat Co.
Director                       3200 San Fernando Road
                               Los Angeles, CA  90065

                               Director of Tejon Ranch Company
                               P.O. Box 1000
                               Lebec, CA  93243

                               Director of The Bakersfield Californian
                               1707 I Street
                               P.O. Box 440
                               Bakersfield, CA  93302

                               Trustee of Whittier College
                               13406 East Philadelphia Ave.
                               P.O. Box 634
                               Whittier, CA  90608

Paul Hazen                     Chairman of the Board of Directors of
Chairman of the Board of       Wells Fargo & Company
Directors                      420 Montgomery Street
                               San Francisco, CA  94105

                               Director of Phelps Dodge Corporation
                               2600 North Central Ave.
                               Phoenix, AZ  85004

                               Director of Safeway, Inc.
                               4th and Jackson Streets
                               Oakland, CA  94660

Robert K. Jaedicke             Professor (Emeritus) of Accounting
Director                       Graduate School of Business at Stanford University
                               MBA Admissions Office
                               Stanford, CA  94305

                               Director of Bailard Biehl & Kaiser
                               Real Estate Investment Trust, Inc.
                               2755 Campus Dr.
                               San Mateo, CA  94403

                               Director of Boise Cascade Corporation
                               1111 West Jefferson Street
                               P.O. Box 50
                               Boise, ID  83728

                               Director of California Water Service Company
                               1720 North First Street
                               San Jose, CA  95112

                               Director of Enron Corporation
                               1400 Smith Street
                               Houston, TX  77002

                               Director of GenCorp, Inc.
                               175 Ghent Road
                               Fairlawn, OH  44333

                               Director of Homestake Mining Company
                               650 California Street
                               San Francisco, CA  94108

Thomas L. Lee                  Chairman and Chief Executive Officer of
Director                       The Newhall Land and Farming Company
                               10302 Avenue 7 1-2
                               Firebaugh, CA  93622

                               Director of Calmat Co.
                               501 El Charro Road
                               Pleasanton, CA  94588

                               Director of First Interstate Bancorp
                               633 West Fifth Street
                               Los Angeles, CA  90071

Ellen Newman                   President of Ellen Newman Associates
Director                       323 Geary Street
                               Suite 507
                               San Francisco, CA  94102

                               Chair (Emeritus) of the Board of Trustees
                               University of California at San Francisco Foundation
                               250 Executive Park Blvd.
                               Suite 2000
                               San Francisco, CA  94143

                               Director of the California Chamber of Commerce
                               1201 K Street  12th Floor
                               Sacremento, CA  95814

Philip J. Quigley              Chairman, President and Chief Executive Officer of
Director                       Pacific Telesis Group
                               130 Kearney Street  Rm.  3700
                               San Francisco, CA  94108

Carl E. Reichardt              Director of Columbia/HCA Healthcare Corporation
Director                       One Park Plaza
                               Nashville, TN  37203

                               Director of Ford Motor Company
                               The American Road
                               Dearborn, MI  48121

                               Director of Newhall Management Corporation
                               23823 Valencia Blvd.
                               Valencia, CA  91355

                               Director of Pacific Gas and Electric Company
                               77 Beale Street
                               San Francisco, CA  94105

                               Retired Chairman of the Board of Directors
                               and Chief Executive Officer of Wells Fargo & Company
                               420 Montgomery Street
                               San Francisco, CA  94105

Donald B. Rice                 President and Chief Executive Officer of Teledyne, Inc.
Director                       2049 Century Park East
                               Los Angeles, CA  90067

                               Retired Secretary of the Air Force

                               Director of Vulcan Materials Company
                               One MetroPlex Drive
                               Birmingham, AL  35209

Richard J. Stegemeier          Chairman (Emeritus) of Unocal Corp
Director                       44141 Yucca Avenue
                               Lancaster, CA  93534

                               Director of Foundation Health Corporation
                               166 4th
                               Fort Irwin, CA  92310

                               Director of Halliburton Company
                               3600 Lincoln Plaza
                               500 North Alcard Street
                               Dallas, TX  75201

                               Director of Northrop Grumman Corp.
                               1840 Century Park East
                               Los Angeles, CA  90067

                               Director of Outboard Marine Corporation
                               100 SeaHorse Drive
                               Waukegan, IL  60085

                               Director of Pacific Enterprises
                               555 West Fifth Street
                               Suite 2900
                               Los Angeles, CA  90031

                               Director of First Interstate Bancorp
                               633 West Fifth Street
                               Los Angeles, CA  90071

Susan G. Swenson               President and Chief Executive Officer of Cellular One
Director                       651 Gateway Blvd.
                               San Francisco, CA  94080

David M. Tellep                Retired Chairman of the Board and Chief Executive Officer of
Director                       Martin Lockheed Corp
                               6801 Rockledge Drive
                               Bethesda, MD  20817

                               Director of Edison International
                               and Southern California Edison Company
                               2244 Walnut Grove Ave.
                               Rosemead, CA  91770

                               Director of First Interstate
                               633 West Fifth Street
                               Los Angeles, CA  90071

Chang-Lin Tien                 Chancellor of the University of California at Berkeley
Director                       Berkeley, CA  94720

                               Director of Raychem Corporation
                               300 Constitution Drive
                               Menlo Park, CA  94025

John A. Young                  President, Chief Executive Officer and Director
Director                       of Hewlett-Packard Company
                               3000 Hanover Street
                               Palo Alto, CA  9434

                               Director of Chevron Corporation
                               225 Bush Street
                               San Francisco, CA  94104

                               Director of Lucent Technologies
                               25 John Glenn Drive
                               Amherst, NY  14228

                               Director of Novell, Inc.
                               11300 West Olympic Blvd.
                               Los Angeles, CA  90064

                               Director of Shaman Pharmaceuticals Inc.
                               213 East Grand Ave. South

                               San Francisco, CA  94080

William F. Zuendt              President of Wells Fargo & Company
President                      420 Montgomery Street
                               San Francisco, CA  94105

                               Director of 3Com Corporation
                               5400 Bayfront Plaza
                               P.O. Box 58145
                               Santa Clara, CA  95052

                               Director of the California Chamber of Commerce

        Prior to January 1, 1996, WFNIA served as sub-adviser to the Asset Allocation, U.S. Treasury Allocation, Bond Index and S&P 500 Stock Funds, and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "Management of the Funds" in the Prospectuses and "Management" in the Statements of Additional Information. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, SEC File No. 801-36479, incorporated herein by reference.


Item 29.  Principal Underwriters.
          -----------------------

         (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Overland Express Funds, Inc., Stagecoach Funds, Inc., Stagecoach Trust, Life & Annuity Trust, Nations Fund, Inc., Nations Fund Trust, Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves, and is the exclusive placement agent for Master Investment Trust, Master Investment Portfolio and Managed Series Investment Trust, which are registered open-end management investment companies, and has acted as principal underwriter for the Liberty Term Trust, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Managed Balanced Target Maturity Fund, Inc., which are closed-end management investment companies.

         (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to The Investment Advisers Act of 1940 (SEC File No. 501-15510).

         (c)  Not applicable.

Item 30.  Location of Accounts and Records.
          ---------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

          (b) BGFA and BGI maintain all Records relating to their services as adviser and co-administrator, respectively, at 45 Fremont Street, San Francisco, California 94105.

          (c) Wells Fargo Bank maintains all Records relating to its services as sub-adviser and, for the period prior to January 1, 1996, as investment adviser and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

          (d) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.

          (e) IBT maintains all Records relating to its services as sub-administrator and custodian at 89 South Street, Boston, Massachusetts 02111.


Item 31.  Management Services.
          --------------------

           Other than as set forth under the caption "Management of the Fund(s)" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


Item 32.  Undertakings.
          -------------

         (a)  Not Applicable

         (b)  Not Applicable

         (c) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         (d) Registrant undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

         (e) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 27th day of June, 1997.
                                         --                ----

                      MASTERWORKS FUNDS INC.

                      By   /s/Richard H. Blank, Jr.
                           ------------------------
                          (Richard H. Blank, Jr.)
                           Secretary and Treasurer
                          (Principal Financial Officer)


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

  Signature                     Title
  ---------                     -----

             *
  -------------------------      Director, Chairman and President
  (R. Greg Feltus)              (Principal Executive Officer)



  /s/ Richard H. Blank, Jr.
  ------------------------       Secretary and Treasurer
  (Richard H. Blank, Jr.)       (Principal Financial Officer)


             *
  -------------------------      Director
  (Jack S. Euphrat)


             *
  -------------------------      Director
  (Thomas S. Goho)


             *
  -------------------------      Director
  (Zoe Ann Hines)


             *
  -------------------------      Director
  (W. Rodney Hughes)


             *
  -------------------------      Director
  (Robert M. Joses)


             *
  -------------------------      Director
  (J. Tucker Morse)


*By /s/Richard H. Blank, Jr.
    ------------------------
  (Richard H. Blank, Jr.)
  As Attorney-in-Fact
  June 27, 1997
  -------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 27th day of June, 1997
                --                ----

                                MASTER INVESTMENT PORTFOLIO


                                By /s/Richard H. Blank, Jr.
                                   ------------------------
                                (Richard H. Blank, Jr.)
                                Secretary and Treasurer
                                (Principal Financial Officer)


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

  Signature                     Title
  ---------                     -----


          *
  --------------------------      Trustee, Chairman and President
  (R. Greg Feltus)               (Principal Executive Officer)



  /s/Richard H. Blank, Jr.
  --------------------------      Secretary and Treasurer
  (Richard H. Blank, Jr.)        (Principal Financial Officer)


           *
  --------------------------      Trustee
  (Jack S. Euphrat)


           *
  --------------------------      Trustee
  (Thomas S. Goho)


           *
  --------------------------      Trustee
  (Zoe Ann Hines)


           *
  --------------------------      Trustee
  (W. Rodney Hughes)


            *
  --------------------------      Trustee
  (Robert M. Joses)


            *
  --------------------------      Trustee
  (J. Tucker Morse)


*By /s/Richard H. Blank, Jr.
    ------------------------
 (Richard H. Blank, Jr.)
 As Attorney-in-Fact
 June 27, 1997
 -------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 27th day of June, 1997
                --                ----

                                MANAGED SERIES INVESTMENT TRUST


                                By /s/Richard H. Blank, Jr.
                                   ------------------------
                                (Richard H. Blank, Jr.)
                                Secretary and Treasurer
                                (Principal Financial Officer)


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

  Signature                     Title
  ---------                     -----

            *
  -------------------------     Trustee, Chairman and President
  (R. Greg Feltus)              (Principal Executive Officer)



  /s/ Richard H. Blank, Jr.
  -------------------------     Secretary and Treasurer
  (Richard H. Blank, Jr.)       (Principal Financial Officer)


            *
  -------------------------     Trustee
  (Jack S. Euphrat)


            *
  -------------------------     Trustee
  (Thomas S. Goho)


            *
  -------------------------     Trustee
  (Zoe Ann Hines)



            *
  -------------------------     Trustee
  (W. Rodney Hughes)


            *
  -------------------------     Trustee
  (Robert M. Joses)


            *
  -------------------------     Trustee
  (J. Tucker Morse)


*By /s/Richard H. Blank, Jr.
    ------------------------
 (Richard H. Blank, Jr.)
 As Attorney-in-Fact
 June 27, 1997
 -------------

                             MASTERWORKS FUNDS INC.
                        SEC FILE NOS. 33-54126; 811-7332

                                 EXHIBIT INDEX


Exhibit Number                                                 Description
EX-27.1                          .  Financial Data Schedule for the Asset Allocation Fund

EX-27.2                          .  Financial Data Schedule for the Bond Index Fund

EX-27.3                          .  Financial Data Schedule for the Growth Stock Fund

EX-27.4                          .  Financial Data Schedule for the Money Market Fund

EX-27.5                          .  Financial Data Schedule for the S&P 500 Stock Fund

EX-27.6                          .  Financial Data Schedule for the Short-Intermediate Term Fund

EX-27.7                          .  Financial Data Schedule for the U.S. Treasury Allocation Fund

EX-27.9                          .  Financial Data Schedule for the LifePath 2000 Fund

EX-27.10                         .  Financial Data Schedule for the LifePath 2010 Fund

EX-27.11                         .  Financial Data Schedule for the LifePath 2020 Fund

EX-27.12                         .  Financial Data Schedule for the LifePath 2030 Fund

EX-27.13                         .  Financial Data Schedule for the LifePath 2040 Fund

EX-99.B5(b)(i)                   .  Co-Administration Agreement with Stephens Inc. and Barclays Global
                                    Investors, N.A.

EX-99.B5(b)(ii)                  .  Sub-Administration Agreement with Barclays Global Investors, N.A.
                                    and Investors Bank & Trust Company

EX-99.B8                         .  Custody Agreement with Investors Bank & Trust Company

EX-99.B10                        .  Opinion and Consent of Counsel - Morrison & Foerster LLP

EX-99.B11                        .  Consent of Auditors - KPMG Peat Marwick LLP

EX-99.B19                        .  Powers of Attorney